As filed with the Securities and Exchange Commission on November 4, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

(“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

Integrated Large Cap Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	6
Equity Income Fund	10
Focus Fund	14
Genesis Fund	17
Global Real Estate Fund	20
Greater China Equity Fund	24
Guardian Fund	28
Integrated Large Cap Fund	32
International Equity Fund	36
International Select Fund	40
International Small Cap Fund	44
Intrinsic Value Fund	48
Large Cap Value Fund	52
Mid Cap Growth Fund	55
Mid Cap Intrinsic Value Fund	58
Multi-Cap Opportunities Fund	61
Real Estate Fund	64
Small Cap Growth Fund	67
Sustainable Equity Fund	70
FUND EXPENSE INFORMATION	80
LEGEND	84
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	85
Positions by Country	86
Emerging Markets Equity Fund	87
Positions by Industry	90

Equity Income Fund	93
Positions by Country	96
Focus Fund	100
Positions by Country	101
Genesis Fund	104
Global Real Estate Fund	107
Positions by Sector	108
Greater China Equity Fund	109
Guardian Fund	111
Integrated Large Cap Fund	117
International Equity Fund	119
Positions by Industry	121
International Select Fund	123
Positions by Industry	125
International Small Cap Fund	127
Positions by Industry	129
Intrinsic Value Fund	131
Large Cap Value Fund	134
Positions by Country	136
Mid Cap Growth Fund	137
Mid Cap Intrinsic Value Fund	140
Multi-Cap Opportunities Fund	142
Real Estate Fund	144
Small Cap Growth Fund	146
Sustainable Equity Fund	149
Positions by Country	150
FINANCIAL STATEMENTS	153
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	213
Emerging Markets Equity Fund	215
Equity Income Fund	217
Focus Fund	217
Genesis Fund	221
Global Real Estate Fund	223

Greater China Equity Fund	223
Guardian Fund	225
Integrated Large Cap Fund	227
International Equity Fund	229
International Select Fund	231
International Small Cap Fund	233
Intrinsic Value Fund	235
Large Cap Value Fund	237
Mid Cap Growth Fund	241
Mid Cap Intrinsic Value Fund	243
Multi-Cap Opportunities Fund	247
Real Estate Fund	247
Small Cap Growth Fund	249
Sustainable Equity Fund	253
Reports of Independent Registered Public Accounting Firms	262
Directory	266
Trustees and Officers	267
Proxy Voting Policies and Procedures	278
Quarterly Portfolio Schedule	278
Liquidity Risk Management Program	278
Notice to Shareholders	279

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Global equity markets advanced this period, even after existing concerns about global growth rates, equity valuations and trade tensions were compounded by the economic dislocations—not to mention human toll—of the COVID-19 pandemic.

The World Bank estimates global GDP will decline by 5.2% in 2020, marking the worst recession since World War II. In the U.S., real GDP (gross domestic product, adjusted for inflation) declined 5% in first quarter, 31.7% in second, and by the Conference Board's estimates, which anticipate a significant improvement in third quarter, will close the year down 3.8%.

While that is an improvement over the first half, the Conference Board also reports consumer optimism about jobs, income and business conditions has declined from its June peak this year. Unemployment, at 3.6% in January, was at 8.4%—7.3% for white Americans and 13% for black Americans—as this period closed; high, but an improvement over earlier substantial job losses. Women, who were 47% of the workforce, have fared worse than men, comprising 54% of the unemployed.

Given numerous unknowns, economists' views about the length and curve shape of the economic recovery vary—from a bullish but unlikely V, to a U, L, or W, or even a K, where parts of the economy recover and others don't.

Since the sharp market correction in March, several key factors have supported investor sentiment (and thus equity prices) beyond the hope for a COVID-19 treatment or vaccine. Among the most important has been central bank policy.

Since March, the U.S. Federal Reserve Board (Fed) has provided an unprecedented level of support to fixed income markets, buying billions of dollars' worth of securities, lending directly to corporations, and reducing banking regulations; as well as committing to maintaining low interest rates. This has lessened existential worries for corporations and their shareholders. The European Central Bank has been similarly accommodative, and the European Union's grant and loan program is focused on supporting weaker states.

High frequency economic data, such as Purchasing Managers' Indexes, non-farm payrolls, and retail sales has also improved—but as stated above, much remains unknown.

As we look forward, we believe bottom-up stock picking skill and conscientious portfolio construction will remain paramount given the likelihood of ongoing volatility, heightened U.S. election rhetoric, any resurgence in COVID-19 infections, and any potential inflationary effects from the Fed's stimulus and supports. Pricing is also a concern in some sectors, where speculation has driven price-to-earnings ratios higher, so a focus on fundamental valuations remains key.

As always, our managers are both prudent and proactive, and focused on fundamental research, as they work to separate short-term speculation and dislocation from longer-term opportunities, using volatility to their advantage whenever possible.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm's operations and processes to most effectively manage portfolios.

We appreciate your confidence in Neuberger Berman.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN EQUITY FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund Institutional Class generated a 16.91% total return for the fiscal year ended August 31, 2020 (the reporting period), underperforming its benchmark, the S&P 500® Index (the Index), which posted a 21.94% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

It's worth highlighting that by far the largest part of the performance in the Index over the reporting period came in stocks not suitable for the Fund because they have limited, and in many cases, no dividend programs. Specifically, over the same timeframe the Russell 1000® Growth Index returned 4,350 bps more than the Russell 1000® Value Index.

The Fund seeks to provide gross current income in-line with the Index, while seeking capital appreciation driven by dividend per share growth. This approach seeks to identify companies with strong business models generating cash to grow their businesses while providing rising dividend distributions to shareholders. Overall, we focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

By mid-February 2020, the expansion cycle officially became the longest in US history. Shortly thereafter, equities tumbled as mounting concerns from the impact of COVID-19 weighed on the global economy. However, by late August the Index had rallied over 50% from its March lows, driven in part by monetary and fiscal stimulus, a fifth COVID-19 relief bill, and vaccine optimism working in concert. On the macro front, investors looked past the worst economic downturn since the Great Depression, as the rally stood in contrast with high unemployment. Elsewhere, the U.S. Federal Reserve Board struck a dovish tone, keeping the door open for accommodative measures, while the dollar touched a two-year low, and the 10-year U.S. Treasury yield settled near 0.70%.

From a portfolio construction standpoint, top equity sector weights included 28% Information Technology (IT), 15% Health Care, and 14% Financials at the end of the reporting period. Overall, the bulk of returns were generated from stocks across IT, Materials, and Health Care—while exposure to Industrials, Communication Services, and Energy weighed on results.

Overall, Apple proved to be our biggest winner, as growth was underpinned by robust sales across several segments. When evaluating future growth prospects, we believe this IT name remains well positioned to benefit from new 5G smartphones that will likely be rolled out to consumers in the near future. Moreover, we believe management has the wherewithal to potentially increase its dividend policy as the tech giant currently has ~$100bn in cash on its balance sheet, making this an ideal holding given our mandate.

In contrast, stock selection across Communication Services weighed on results as the media giant ViacomCBS was among our losers. Recently, the iconic media company faced investor scrutiny amid increased competition in the era of streaming services. Given disappointing results, this holding was sold in April 2020.

In closing, the global capital markets are facing significant headwinds: a weak economy, political turmoil and novel central bank policies. Despite the challenging environment, we are encouraged by the potential for economic reopening—albeit at a measured pace—and remain optimistic as the medical community races towards a potential COVID-19 vaccine. The longer-term impact of central bank policies remain uncertain, and we feel dividend-paying stocks provide an attractive inflationary hedge relative to bonds.

We thank you for investing in our Fund.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.2%
Consumer Discretionary	6.9
Consumer Staples	6.2
Energy	4.3
Financials	14.0
Health Care	15.1
Industrials	6.2
Information Technology	27.9
Materials	6.2
Real Estate	5.5
Utilities	4.9
Short-Term Investments	0.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	16.91%	11.32%
Class A	12/15/2015	16.41%	10.92%
Class C	12/15/2015	15.63%	10.08%
Class R6	12/15/2015	16.98%	11.40%
With Sales Charge
Class A		9.73%	9.54%
Class C		14.63%	10.08%
Index
S&P 500® Index[1,15]		21.94%	14.63%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.21%, 1.65%, 2.32% and 1.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 10.59% for the fiscal year ended August 31, 2020 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of 14.49% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

EM equities recovered well from the strain of 2019's U.S./China trade tensions to end the calendar year strongly—with additional underpinning from monetary easing and a weak dollar. As 2020 began, however, COVID-19 began to dominate sentiment. With the outbreak initially centered in China, EM equities were particularly hard hit. As this reporting period progressed, however, optimism improved. Investors cheered re-opening plans in several major markets, and China evolved to the point of small, contained outbreaks. Aggressive central bank support in many markets, plus an uptick in manufacturing survey data and other high frequency economic indicators, also spurred investor enthusiasm, boosting equity markets globally.

Health Care, Consumer Discretionary (driven by internet-related names) and Information Technology (IT) stocks outperformed this reporting period, and on an individual market basis, Taiwan, China and Korea led the Index. By contrast, Utilities, Financials and Energy declined most during the reporting period. The countries within the Index with largest losses were Latin American commodity-linked markets of Colombia, Chile and Brazil.

Sector allocation benefited the Fund's relative performance this reporting period, primarily our overweight to IT versus the Index. Stock selection detracted, particularly within Consumer Discretionary, where our underweight to rallying Chinese internet retail names was a headwind, and in Health Care. Our Materials and Energy holdings outperformed.

By country, stock selection within Taiwan and Russia benefited returns, but stock selection and an underweight in China versus the Index, and stock selection in Mexico detracted.

Top contributors included Tencent, Taiwan Semiconductor and Alibaba. Tencent, the Chinese social media and gaming leader, beat earnings expectations as users remained loyal to the gaming and social-media platform during the COVID-19 economic downturn. Taiwan Semiconductor, the Taiwanese contract semiconductor manufacturer, saw investors grow more optimistic about its growth prospects as it continued to execute well, while competitors have struggled. Alibaba, the Chinese e-commerce giant, beat expectations driven by solid growth across all business units and good cost control. Despite U.S./China trade tensions, the fundamental drivers of the e-commerce business in China remain strong.

Detractors included Medy-Tox, PT Bank Mandiri and Energisa. Medy-Tox, the Korean Botox maker, disappointed investors with poor execution across a number of issues. We lost conviction in the name, and it was sold along with Indonesia's PT Bank Mandiri, where investors grew concerned with the impact of COVID-19 on the country. Energisa, the Brazilian electric power distributor, struggled to rebound since March's COVID-19 related market selloff due to growth concerns.

With U.S./China political tensions likely to remain in the headlines for the next few months, and the COVID-19 pandemic ongoing, we anticipate volatility, and shifts in direction driven by changes in sentiment ahead.

While we are cautiously optimistic given the fact that global economic indicators are improving, we also know that certain EM segments have rallied on hopes for specific policy changes. Rather than being distracted by names which may be driven by short-term speculation, we remain focused on identifying what we believe are sustainable quality businesses, and taking advantage of what we think are temporary price dislocations to add to our high conviction names, and to trade up in quality in specific geographies and sub-sectors.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	10.59%	8.90%	3.68%	7.88%
Class A	10/08/2008	10.28%	8.62%	3.41%	7.61%
Class C	10/08/2008	9.47%	7.81%	2.65%	6.81%
Class R3[10]	06/21/2010	9.85%	8.18%	2.99%	7.26%
Class R6[21]	03/15/2013	10.72%	8.98%	3.75%	7.93%
With Sales Charge
Class A		3.93%	7.33%	2.80%	7.08%
Class C		8.47%	7.81%	2.65%	6.81%
Index
MSCI Emerging Markets Index (Net)[1,15]		14.49%	8.66%	3.76%	6.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.27%, 1.63%, 2.36%, 1.95% and 1.17% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.52%, 2.27% and 1.93% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 1.53% total return for the fiscal year ended August 31, 2020 (the reporting period), underperforming its benchmark, the S&P 500® Index (the Index), which posted a 21.94% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

It's worth highlighting that by far the largest part of the performance in the Index over the reporting period came in stocks not suitable for the Fund because they have limited, and in many cases, no dividend programs. Specifically, over the same timeframe the Russell 1000® Growth Index returned 4,350 bps more than the Russell 1000® Value Index .

The Fund seeks total returns between stocks and bonds with lower volatility relative to the Index. The Fund is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects, with the ability to sustain and grow dividends.

By mid-February 2020, the expansion cycle officially became the longest in U.S. history. Shortly thereafter equities tumbled as mounting concerns from the impact of COVID-19 weighed on the global economy. However, by late August the Index had rallied over 50% from its March-lows, driven in part by monetary and fiscal stimulus, a fifth COVID-19 relief bill, and vaccine optimism working in concert. On the macro front, investors looked past the worst economic downturn since the Great Depression, as the rally stood in contrast with high unemployment. Elsewhere, the U.S. Federal Reserve Board struck a dovish tone, keeping the door open for accommodative measures, while the dollar touched a two-year low, and the 10-year U.S. Treasury yield settled near 0.70%.

From a portfolio construction standpoint, top equity sector holdings included approximately 13% Real Estate, 12% Information Technology (IT), and 11% Utilities at the end of the reporting period. The Fund also had a roughly 11% allocation to convertible securities, which we believe provides a differentiated approach to an equity income portfolio. Additionally, the Fund's ability to own securities issued under Rule 144A, where retail investors often have limited exposure, allows broad exposure to the asset class.

Overall, this reporting period, the bulk of total returns were generated from our allocation across IT, Health Care, and Industrials—while exposure to Utilities, Financials, and Energy stocks weighed on results.

Exposure to Industrials was additive to results as our holdings outperformed the Index in this sector. Watsco proved to be our top overall performer as the distributor of air conditioning, heating and refrigeration equipment posted impressive results. During the reporting period, Watsco generated its highest level of cash flow in the company's history as the HVAC giant reported better than expected earnings and revenues, beating analyst estimates. Based on our analysis, we believe Watsco remains positioned to capitalize on home improvement trends as record-low mortgage rates have been a tailwind for housing market activity.

On the other end of the spectrum, stock selection within Financials was a headwind to relative returns, as Blackstone Mortgage Trust was among our biggest losers. After revisiting our assumptions, this position was sold during the reporting period with the proceeds allocated elsewhere. Within this space, we believe recent dislocations have created potential opportunities as our approach remains focused on balance sheet strength. Given this backdrop, the health of the financial system remains vital, and we believe valuations appear compelling for long-term investors.

Elsewhere, exposure to convertible securities was accretive to total returns over the reporting period, and dampened volatility. In retrospect, the prior year was a banner one for new deal flow as the Fund capitalized on an uptick of quality issuance. Historically, this sleeve has been among the most conservative aspects of the Fund as we favor convertibles trading at a discount to par value with attractive yields and reasonable conversion premiums.

The Fund's use of written options detracted from performance during the period.

In closing, the global capital markets are facing significant headwinds: a weak economy, political turmoil and novel central bank policies. Despite the challenging environment, we are encouraged by the potential for economic reopening—albeit at a measured pace—and remain optimistic as the medical community races towards a potential COVID-19 vaccine. The longer-term impact of central banks policies remains uncertain, and we feel dividend-paying stocks provide an attractive inflationary hedge relative to bonds.

We thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.9%
Consumer Discretionary	5.8
Consumer Staples	4.3
Energy	3.3
Financials	10.6
Health Care	10.6
Industrials	10.5
Information Technology	11.9
Materials	4.2
Real Estate	13.3
Utilities	10.6
Convertible Bonds	10.5
Short-Term Investments	0.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	1.53%	7.85%	8.38%	7.11%
Class A13	06/09/2008	1.14%	7.46%	7.98%	6.75%
Class C13	06/09/2008	0.38%	6.65%	7.18%	6.06%
Class R3[13]	06/21/2010	0.82%	7.15%	7.67%	6.59%
With Sales Charge
Class A13		–4.69%	6.20%	7.34%	6.29%
Class C13		–0.57%	6.65%	7.18%	6.06%
Index
S&P 500® Index[1,15]		21.94%	14.46%	15.16%	9.30%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.70%, 1.06%, 1.81% and 1.35% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 26.17% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming the 16.52% total return of its benchmark, the MSCI All Country World Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

On April 15, 2020, the Fund changed its principal investment strategy. Effective that date, it began comparing its performance to the Index, rather than the S&P 500® Index, to correspond with the Fund's revised principal investment strategy. From the close of April 15, 2020 (the effective date of the changes) through the end of the reporting period, the Fund's Investor Class returned 31.81%, outperforming the Index, which returned 26.00% for the same period. For the entire reporting period, the Fund's Investor Class returned 26.17%, outperforming the prior benchmark, which returned 21.94% for the same period.

The overall equity market, as measured by the Index, experienced periods of heightened volatility, but ultimately generated a strong return over the reporting period. After a positive start, beginning in mid-February 2020 the repercussions from the COVID-19 pandemic triggered a rapid and severe downturn, with the market posting its fastest fall on record from an all-time high to a bear market. However, the market then had an equally dramatic rally over the last five months of the reporting period. This turnaround was triggered by several factors, including unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, a $2 trillion fiscal stimulus package, phased economic re-openings, and hopes for a COVID-19 vaccine. All told, the Index gained 16.52% over the period.

Both stock selection and sector allocation contributed to relative performance during the reporting period. In terms of stock selection, holdings in the Financials, Communication Services and Industrials sectors added the most value. Looking at individual stocks, e-commerce giant Amazon.com, Inc., Information Technology (IT) leader Microsoft Corp., and semiconductor company ASML Holding were the most beneficial for returns. From a sector allocation perspective, an overweight to IT and an underweight to Energy versus the Index were the largest contributors to relative results.

While the Fund's positioning in IT was positive overall, certain holdings within the sector were headwinds for relative results. Stock selection in the Energy sector was also negative for relative returns. Looking at individual stocks, aerospace and defense company Safran SA, IT service management firm WEX, Inc., and Indian multinational banking and financial services company ICICI Ltd. were the largest detractors from results. All three positions were sold during the reporting period. In terms of sector allocation, underweights to Health Care and Communication Services versus the Index were the largest negatives for performance.

Although we do not plan for long-term interest rates to remain low, we believe this environment is supportive of resilient businesses with attractive cash flow growth characteristics. We remain steadfast in our focus on owning what we believe to be quality businesses as our fundamental, data-science and Environmental, Social and Governance (ESG) process has been honed over time to be sensitive to inflections and resilience in the earnings-power of such companies.

Sincerely,

TIMOTHY CREEDON AND HARI RAMANAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.5%
Consumer Discretionary	21.2
Consumer Staples	10.0
Financials	2.2
Health Care	3.0
Industrials	9.9
Information Technology	41.7
Materials	5.1
Real Estate	3.7
Short-Term Investments	0.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	26.17%	11.66%	13.80%	10.54%
Trust Class[3]	08/30/1993	25.90%	11.46%	13.58%	10.52%
Advisor Class[4]	09/03/1996	25.70%	11.28%	13.40%	10.45%
Institutional Class[5]	06/21/2010	26.32%	11.84%	14.00%	10.57%
Class A19	06/21/2010	25.90%	11.45%	13.59%	10.51%
Class C19	06/21/2010	24.96%	10.62%	12.75%	10.38%
With Sales Charge
Class A19		18.65%	10.14%	12.91%	10.41%
Class C19		23.96%	10.62%	12.75%	10.38%
Index
MSCI All Country World Index (Net)1,15 *		16.52%	10.21%	9.90%	N/A
S&P 500® Index[1,15]		21.94%	14.46%	15.16%	10.37%

*On April 15, 2020, the Fund changed its principal investment strategy. Effective that date, it began comparing its performance to the MSCI All Country World Index (Net) rather than the S&P 500® Index to correspond with the Fund's revised principal investment strategy.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.92%, 1.10%, 1.27%, 0.76%, 1.12%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class generated a 13.48% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming the 6.02% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market experienced periods of heightened volatility, but ultimately generated a strong return over the reporting period. After a positive start, beginning in mid-February 2020 the repercussions from the COVID-19 pandemic triggered a rapid and severe downturn, with the market posting its fastest fall on record from an all-time high to a bear market. However, the market then had an equally dramatic rally over the last five months of the reporting period. This turnaround was triggered by several factors, including unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, a $2 trillion fiscal stimulus package, phased economic re-openings, and hopes for a COVID-19 vaccine. All told, the S&P 500® Index gained 21.94% during the reporting period. Small-cap stocks posted less robust results, as the Index returned 6.02%.

The Fund outperformed the Index during the reporting period. As we have seen in the past, the Fund tends to outperform in periods of slower economic growth, or in periods characterized by investor fear and uncertainty. During those times, our high quality bias has provided a strong tailwind to the Fund's relative results. This can be largely attributed to investors' preference for less speculative/less cyclical companies with stronger balance sheets. However, the Fund tends to underperform in significant up markets, where lower quality non-earners, less profitable, and highly cyclical companies have tended to outperform. For the full year, the Fund's outperformance was due to a combination of strong stock selection and sector allocation. Stock selection was particularly strong in the Financials, Consumer Discretionary and Communication Services sectors. In the Financials sector, our Banks and Capital Markets positions were positive for relative returns. Within Consumer Discretionary, our pool supplier holding added the most value. In the Communication Services sector, our Media holdings were the largest contributors to results. Conversely, holdings in the Health Care, Consumer Staples and Materials sectors were the largest detractors from excess returns. Within Health Care, Health Care Provider & Services names negatively impacted results. Within the Consumer Staples sector, our Food and Household Product names were a headwind for performance. Within Materials, our Containers & Packaging positions negatively impacted results.

Sector allocation was also a large contributor to performance, largely driven by an overweight to the Information Technology sector and not holding positions in either mortgage or equity real estate investment trusts. On the downside, a significant underweight to traditional Biotechnology companies was a meaningful drag on relative performance.

While recent economic data has improved, the duration and severity of the economic impact COVID-19 will have on the global economy remain key unknowns regarding the timing and scale of the recovery. Despite this uncertainty, fiscal and monetary support has been meaningful, and likely to remain in place during these uncertain times. This has helped fuel the market's rally from its March low, although it has more recently started to correct. Some type of bipartisan cooperation will likely be necessary, along with improved treatment and progress on a COVID-19 vaccine, to support economic conditions and market sentiment going forward. We remain steadfast that a diversified portfolio of financially strong companies, with durable and highly differentiated business models, will weather the storm.

Sincerely,

JUDITH M. VALE, ROBERT W. D'ALELIO, BRETT S. REINER AND GREGORY G. SPIEGEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.4%
Consumer Discretionary	12.9
Consumer Staples	4.5
Energy	0.2
Financials	13.4
Health Care	17.0
Industrials	16.5
Information Technology	26.2
Materials	3.8
Real Estate	1.3
Short-Term Investments	0.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	13.48%	12.16%	13.34%	12.19%
Trust Class[3]	08/26/1993	13.38%	12.07%	13.25%	12.16%
Advisor Class[4]	04/02/1997	13.10%	11.78%	12.94%	11.94%
Institutional Class[5]	07/01/1999	13.65%	12.35%	13.53%	12.34%
Class R6[22]	03/15/2013	13.74%	12.44%	13.55%	12.26%
Index
Russell 2000® Index[1,15]		6.02%	7.65%	11.53%	9.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.02%, 1.10%, 1.35%, 0.85% and 0.75% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a –3.48% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming the –13.68% total return of its benchmark, the FTSE EPRA/Nareit Developed Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets experienced periods of heighted volatility, but ultimately generated a positive return over the reporting period. After a positive start, beginning in mid-February 2020 the repercussions from the COVID-19 pandemic triggered a rapid and severe downturn. However, the market then had an equally dramatic rally over the last five months of the reporting period. This turnaround was triggered by several factors, including aggressive global monetary policy accommodation, phased economic re-openings, and hopes for a COVID-19 vaccine. All told, the MSCI All Country World Index (Net) returned 16.52% for the reporting period. Comparatively, global real estate investment trusts (REITs) generated significantly weaker results.

The Fund meaningfully outperformed the Index during the reporting period. Stock selection, overall, was the largest contributor to the Fund's relative results. In particular, holdings in the Specialty REITs, Industrial & Office REITs and Residential REITs sectors were the most additive for returns. In terms of individual holdings, Equinix, Inc., Segro plc., Prologis, Inc., Goodman Group and Mitsui Fudosan Logistics Park, Inc. were the largest contributors to performance. The sectors that detracted from results from a stock selection perspective were Real Estate Holding & Development, Diversified REITs and Retail REITs. Several individual holdings were also negative for results, including Equity Residential, National Retail Properties, Inc., Dexus, Mitsui Fudosan Co., Ltd. and CK Asset Holdings Limited. Dexus and CK Asset Holdings Limited were both sold during the reporting period.

The Fund's positioning from a country perspective also contributed to relative results. In particular versus the Index, overweights to the UK and Belgium, along with an underweight to the U.S., were the most additive for results. On the downside, underweights in Germany, Singapore and Sweden were the largest detractors from relative performance.

A likely extended global economic slowdown triggered by the COVID-19 outbreak, the coming U.S. election, and growing tensions between the world's two largest economies (U.S. and China), has us redoubling our efforts to position the Fund to better withstand these headwinds. We believe massive global stimulus, if it continues, could help ease the impact on markets. In addition, with worldwide quarantines, we are seeing the increased importance of technology infrastructure, logistics and e-commerce. We continue to focus on companies with secular demand drivers that we believe will result in above average cash flow and dividend growth. We remain focused on companies with strong, flexible balance sheets that we believe can better withstand increased market volatility.

Overseas, in the UK and Europe, equity markets are facing pressure from disruptions from COVID-19. To position for these challenging times, we continue to focus on businesses where we see a structural growth angle and a strong rental growth profile. Our preferred strategy is still to concentrate on owning those companies investing in sectors with robust fundamentals, with business models that can handle both near term disruption and potential longer-term structural changes that could emerge. For Asia, the economic disruptions caused by COVID-19 added to existing concerns posed by growth deceleration, Hong Kong's uncertain political situation and the elevated office supply outlook in Australia and Singapore. Stocks have been trading at significant discounts to underlying real estate values, but a clear catalyst is lacking until the pandemic is brought under control. We retain our bias for high quality companies that appear to be more resilient to a macro downturn and not overvalued.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year5 YearsLife of Fund
At NAV
Institutional Class	12/30/2014	–	3.48%	6.96%	4.97%
Class A	12/30/2014	–	3.93%	6.55%	4.57%
Class C	12/30/2014	–	4.65%	5.76%	3.79%
With Sales Charge
Class A		–9.47%		5.29%	3.48%
Class C		–5.57%		5.76%	3.79%
Index
FTSE EPRA/Nareit Developed Index (Net)[1,15]		–13.68%		2.91%	1.27%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 9.11%, 9.72% and 10.43% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 24.93% total return for the fiscal year ended August 31, 2020 (the reporting period), underperforming its benchmark, the MSCI China Index (Net) (the Index), which returned 37.30% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the Fund's reporting period, the China equity markets continued to experience volatility. In September, the China equity markets rebounded as Sino-U.S. trade talks resumed. The State Council signaled targeted reserve requirement ratio (RRR) cuts and the State Administration of Foreign Exchange announced the removal of quotas on certain foreign investors, but most of the gains reversed ahead of the China National Day holidays amid ongoing trade tensions, policy easing and continued social unrest in Hong Kong. After the Golden Week holidays in October 2019, both offshore and onshore markets rallied strongly because of solid 3Q earnings results, and investors awaited guidance from the 4th Plenary Session of the 19th Central Committee of the Communist Party of China. Markets extended gains into November as China and the U.S. both stated plans to lift tariffs as part of a phase one trade deal, but corrected sharply later in the month after the U.S. passed a bill in support of the Hong Kong protest movement. In December, Chinese equities rallied strongly as China and the U.S. reached a phase one trade deal which prevented additional U.S. tariffs on $160 billion worth of Chinese imports from coming into effect, and both countries agreed to scale back existing tariffs. Encouraging China macroeconomic data and expectations of additional fiscal and monetary stimulus from Beijing, further lifted investor sentiment which led markets to end calendar year 2019 on a strong note. Going into 2020, China equity markets extended gains as the government announced a broad-based 50 bps RRR cut and trade tensions eased after China and the U.S. signed the trade deal, but markets took a downturn later in January ahead of the Lunar New Year holidays as investors assessed the impact of the COVID-19 outbreak to the global economy. Throughout February, investors were focused on the COVID-19 pandemic and Chinese equities were sold off after resuming trading from the extended New Year holidays. Global markets also declined as the outbreak spread to more countries and the spike in number of infections heightened concerns over disruptions to global supply chains.

In March, China's containment of the outbreak outside Hubei was largely effective and factory production gradually resumed, but the number of cases accelerated outside China and the eruption of an oil price war between Russia and Saudi Arabia triggered a heavy sell-off in all asset classes. Towards calendar quarter-end, markets stabilized as government stimulus and easing measures such as targeted RRR cuts by the People's Bank of China (PBoC) and two aggressive rate cuts by the U.S. Federal Reserve Board (Fed) helped investors gain some risk appetite. In April, despite a historic collapse in U.S. West Texas Intermediate crude oil prices which settled negative for the first time, Chinese equities traded higher because March Manufacturing and Non-Manufacturing Purchasing Managers Indices (PMIs) rebounded, the additional government stimulus, optimism over corporate earnings and the reopening of global economies. The China equity markets corrected in May, primarily due to tensions between China and the U.S. resurfacing after President Trump expressed doubts over phase one of the trade agreement and the proposal of the Hong Kong national security legislation, and the "Two Sessions" meeting in Beijing fell short of markets' expectations as the government did not set a 2020 GDP growth target. Markets rallied in June as solid macroeconomic data released for May fueled optimism of a sustainable global economic recovery and better than expected Exports and Industrial Profits data. In July, the market rally continued due to ongoing economic recovery indicated by solid PMI data, rebounding 2Q GDP growth and accelerated Industrial Profit growth, and risk appetite resumed following positive news of vaccine trials and anticipation of further fiscal stimulus and policy support from central banks and governments. Strong market returns extended into August despite increasing China-U.S. tensions and concerns over high borrowing cost and a wave of new share listings. The positive returns were primarily because of better than expected corporate interim results, solid performance of the ChiNext Board after new initial public offering listing and trading rules, and accommodative monetary policy from the Fed supported risk appetite globally.

For the reporting period, contributors to performance relative to the Index included Materials (stock selection within the Construction Materials industry), Communication Services (stock selection within Interactive Media & Services and

Entertainment) and Utilities (an underweight versus the Index). Detractors from performance relative to the Index included Consumer Discretionary (stock selection, primarily from Internet & Direct Marketing Retail, Automobiles, Diversified Consumer Services and Household Durables), Information Technology (IT) (an underweight versus the Index and stock selection within Electronic Equipment Instruments & Components) and Health Care (stock selection within Biotechnology and Pharmaceuticals).

The Fund continues to focus on companies that have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of August 31, 2020, the Fund's largest sector overweight relative to the Index was Consumer Staples, followed by Materials and Real Estate. The largest sector underweight was Communication Services, followed by Consumer Discretionary and IT. The Fund's top 10 positions comprised more than 55% of total portfolio assets at the end of August.

Economic growth in China likely continued to recover in 2Q 2020. Median estimates put GDP growth for the quarter at 2.5% year over year and the trajectory points comfortably towards a path to recovery. In particular, Manufacturing PMI unexpectedly picked-up in June, led by large- and medium-sized enterprises. On the other hand, PMI for small-sized enterprises contracted, indicating that additional policy stimulus for this segment may be necessary. Other bright spots include improving property sales in China's 30 major cities, strong fixed asset investment and the resumption of construction activities. Meanwhile, there are signs that domestic consumption in China is recovering as contraction in retail sales started to plateau in June. In view of the need for more balance in recovery, the PBoC announced on July 1 that it has reduced both the re-discount and re-lending rates by 25 bps, a targeted measure meant to provide credit support to the small and medium enterprises space (SME). The State Council has also approved the use of local government special bonds to shore up the capital base of small and medium-sized banks, thereby cushioning the finances of SMEs, which is expected to have indirect flow-through effects to support employment.

Looking ahead, we anticipate the policy environment to continue to be accommodative and future policy stimulus to be led by further loosening of fiscal policy, particularly in the form of ongoing local government special bond issuance to ensure robust credit growth in the second half of 2020. On the back of improving economic conditions and improved earnings visibility, China equity market returns have exhibited strength over the last three months of the reporting period. Domestic investor sentiment has also been positive as evidenced by an uptick of new mutual fund launches in China and acceleration in the opening of brokerage accounts, both of which have been in conjunction with ongoing capital market reforms. Taken together, these are anticipated to provide ongoing liquidity support for China A-shares. Despite this optimism, we continue to be in an uncertain environment. In recent periods, the emergence of a string of new COVID-19 cases that led to a partial lockdown in Beijing is a stark reminder of the potential downside risks associated with COVID-19. Moreover, escalating geopolitical tensions between the U.S. and China continue to be a source of risk, which may be further complicated by the upcoming U.S. presidential election. With this in mind, we continue to focus on identifying and owning what we believe to be high quality companies with good earnings visibility capable of weathering the cloudy outlook in the horizon.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.7%
Consumer Discretionary	29.7
Consumer Staples	14.9
Energy	1.7
Financials	12.4
Health Care	5.9
Industrials	8.0
Information Technology	1.1
Materials	8.6
Real Estate	7.9
Short-Term Investments	0.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	19.7%
Hong Kong	78.8
United States	1.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	24.93%	14.90%	13.85%
Class A	07/17/2013	24.51%	14.59%	13.53%
Class C	07/17/2013	23.62%	13.66%	12.62%
With Sales Charge
Class A		17.37%	13.24%	12.59%
Class C		22.62%	13.66%	12.62%
Index
MSCI China Index (Net)[1,15]		37.30%	13.72%	11.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.84%, 2.32% and 3.08% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.52%, 1.88% and 2.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class posted a 35.76% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming the 21.94% total return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market experienced periods of heighted volatility, but ultimately generated a strong return over the reporting period. After a positive start, beginning in mid-February 2020 the repercussions from the COVID-19 pandemic triggered a rapid and severe downturn, with the market posting its fastest fall on record from an all-time high to a bear market. However, the market then had an equally dramatic rally over the last five months of the reporting period. This turnaround was triggered by several factors, including unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, a $2 trillion fiscal stimulus package, phased economic re-openings, and hopes for a COVID-19 vaccine. All told, the Index returned 21.94% during the reporting period.

The Fund's investment themes fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that are growing their revenues and, as they do so, generate free cash flow that is reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets", or other market dislocations that we believe have the potential to unlock intrinsic value.1

Stock selection drove the Fund's outperformance during the reporting period, with positive relative results in eight of the ten sectors in which we were invested. In particular, selection in the Communication Services, Financials and Energy sectors were among the most beneficial for returns. Conversely, stock selection in the Industrial sector and, to a lesser extent, the Materials sector were the only detractors from the Fund's relative results.

Sector allocation, overall, also meaningfully contributed to the Fund's results during the reporting period. This was primarily driven by an underweight to Energy versus the Index and lack of exposure to Real Estate. Conversely, the Fund's small cash position and an overweight to Industrials were the largest detractors from relative results.

The Fund's use of purchased and written options contributed positively to performance during the reporting period.

With states now open for business, we will be watching for a "second wave" of COVID-19 infections. In our view, after finally reopening the economy, a second shutdown would be highly problematic for the economy. However, states should be better prepared for a potential round two given the experiences gained from round one. Each sector and business will be impacted differently, and certain firms will rebound quicker than others in response to both demand and supply side forces. Some companies will emerge with stronger competitive moats as they capitalize on an accelerated pace of secular change. We want to own companies that we believe are "outcome makers" and not "outcome takers." We believe management experience, forward thinking strategies, and prudent capital structure and capital allocation has never been more important. Nevertheless, we are very mindful of the complex world in which we live and invest. The myriad of ongoing geopolitical issues around the world remain top of mind. In these difficult economic and financial conditions, we remain dedicated to thinking deeply and creatively and strive always to deliver attractive risk-adjusted returns. We remain flexible in our decision making and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.9%
Consumer Discretionary	17.5
Consumer Staples	3.4
Energy	0.1
Financials	9.2
Health Care	11.4
Industrials	9.0
Information Technology	30.5
Materials	2.9
Utilities	3.1
Options Purchased	0.2
Short-Term Investments	2.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	35.76%	17.03%	15.53%	11.42%
Trust Class[3]	08/03/1993	35.55%	16.84%	15.33%	11.37%
Advisor Class[4]	09/03/1996	35.18%	16.53%	14.95%	11.22%
Institutional Class[5]	05/27/2009	36.03%	17.24%	15.73%	11.46%
Class A19	05/27/2009	35.49%	16.80%	15.31%	11.39%
Class C19	05/27/2009	34.53%	15.95%	14.44%	11.26%
Class R3[16]	05/27/2009	35.06%	16.47%	15.00%	11.34%
Class R6[22]	03/29/2019	36.09%	17.10%	15.57%	11.43%
With Sales Charge
Class A19		27.67%	15.42%	14.63%	11.30%
Class C19		33.53%	15.95%	14.44%	11.26%
Index
S&P 500® Index[1,15]		21.94%	14.46%	15.16%	11.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.89%, 1.07%, 1.41%, 0.72%, 1.09%, 1.84% and 1.40% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2020 is 0.62% for Class R6 shares (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.37% for Class R3 shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Integrated Large Cap Fund Commentary (Unaudited)

Neuberger Berman Integrated Large Cap Fund Institutional Class generated a 19.16% total return for the fiscal year ended August 31, 2020 (the reporting period), trailing the 22.50% total return of its benchmark, the Russell 1000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

On September 3, 2019, the Fund transitioned to the Integrated Large Cap strategy focusing on U.S. large cap equity securities using a combination of Fundamental and Quantitative investing approaches, and began comparing its performance to the Index, rather than its prior benchmark, the MSCI All Country World Index (Net), to correspond with the Fund's revised principal investment strategy. From the close of September 3, 2019 (the effective date of the changes) through the end of the reporting period, the Fund's Institutional Class returned 19.79% versus a 23.38% total return for the Index. For the entire reporting period, the Fund's Institutional Class returned 19.16%, outperforming the prior benchmark, which returned 16.52% for the same period.

From September 2019 through January 2020, markets grinded higher as trade tensions eased and the U.S. Federal Reserve Board struck a largely dovish tone; however, February and March saw the worst sell-off in risk assets since the global financial crisis as the rapid spread of the COVID-19 pandemic drove fear and uncertainty across the globe. Impaired global growth prospects and the untold negative impact on corporate earnings weighed on investor behavior as the S&P 500® Index was down nearly –34% peak-to-trough. Markets sharply rebounded over the next several months on the back of unprecedented monetary and fiscal stimulus. Despite staggering unemployment and continued economic uncertainty, investors largely brushed off fears of a second wave as optimism regarding vaccine development continued to shift focus towards the reopening of economies around the globe.

During the reporting period, the Fund benefited from strong security selection in Financials, Energy and Consumer Staples, as high-quality names with stable balance sheets and strong management teams were able to navigate COVID-19 better than their more leveraged counterparts. Balanced sector, thematic and factor exposures helped ensure the Fund maintained exposure to higher momentum tech and discretionary stocks; these positions outperformed during the rally as many people shifted to remote working arrangements and increased online shopping. The Fund continues to take relatively small tilts away from Index sector weights so allocation effects were relatively muted during the reporting period.

Security selection in Communication Services, Information Technology and Health Care struggled throughout the entire reporting period with high growth tech securities leading the market upward. The February/March sell-off was largely indiscriminate with low risk securities, traditionally a resilient factor in periods of market stress, selling off in tandem with higher risk names. Despite the numerous (albeit brief) value rotations throughout the reporting period, the growth cohort continued to outperform during the subsequent rebound while many value names remained depressed. Holdings in cyclical industries such as airlines and restaurants were particularly hurt during the reporting period as nationwide lockdowns halted consumer spending and business travel.

The long-term goal and focus of the Fund remains unchanged; however, the team continues to pursue evolutionary research in an effort to enhance the strategy. In this vein, we have taken steps to reduce the number of holdings in the Fund (from 100+ names down to approximately 80 names as of August 31, 2020) and marginally increase tracking error (or the volatility of the Fund's excess returns versus the Index) by placing additional active weight in smaller cap names. We anticipate these small enhancements to the portfolio have the potential to lead to increased risk-adjusted returns in the future.

We believe the outlook for the strategy remains strong as our Quantimental framework allows us to more aggressively pivot into certain factors, like value, should market conditions change and growth begin to underperform. The ongoing COVID-19 pandemic, upcoming U.S. elections and continued tensions with China create a lot of uncertainty in the market but we believe an integrated approach that combines both Quantitative and Fundamental analysis is uniquely equipped to navigate this type of volatile environment.

Sincerely,

SIMON GRIFFITHS AND JACOB GAMERMAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Integrated Large Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9, 24*

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	19.16%	9.85%	7.46%
Class A	06/30/2011	18.86%	9.51%	7.10%
Class C	06/30/2011	17.87%	8.64%	6.29%
With Sales Charge
Class A		12.06%	8.22%	6.41%
Class C		16.92%	8.64%	6.29%
Index
Russell 1000® Index[1,15]		22.50%	14.31%	13.57%
MSCI All Country World Index (Net)[1,15]		16.52%	10.21%	8.35%

*Prior to September 3, 2019, the Fund had a different investment strategy, portfolio management team, benchmark and fees and expenses. On September 3, 2019, the Fund began comparing its performance to the Russell 1000® Index rather than the MSCI All Country World Index (Net) to correspond with the Fund's revised principal investment strategy. Please also see Endnote 24.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 7.13%, 7.62% and 8.30% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for fiscal year 2019 were 0.41%, 0.77% and 1.52% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Integrated Large Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of 15.74% for the fiscal year ended August 31, 2020 (the reporting period), outperforming its benchmark, the MSCI EAFE® Index (the Index), which posted a total return of 6.13% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As this reporting period began, international equity markets were generally positive, measuring slow, steady growth against potential impacts of U.S. trade/tariff wars. Sentiment shifted quickly in early 2020, as COVID-19 began spreading, and remained volatile through this period, as investors weighed the impacts of economic contraction against hopeful news on containment and vaccine development. Continued monetary stimulus from central banks and government fiscal efforts, including the European Union's large grant and loan program, helped support sentiment.

Information Technology (IT) significantly outperformed within the Index, as investors favored large growth stocks. Health Care and Materials also outperformed. By contrast, Energy, Real Estate and Financials posted negative returns. From an individual market perspective, Denmark, New Zealand and Sweden were the Index's top performers, and Austria, Belgium and Spain declined most.

Both stock selection and sector positioning benefited Fund performance, with both holdings and an overweight to IT versus the Index being the largest factors. Financials and Industrials also outperformed. By country, UK-based, German and Swiss holdings contributed most to relative returns.

Key contributors included ASML, Techtronic Industries and Kinaxis. ASML, a Netherlands-based semiconductor equipment manufacturer, reported solid results and strong orders for extreme ultraviolet lithography tools (an advanced technology used in chipmaking), with no pandemic-driven reduction in demand. Techtronic Industries, a Hong Kong-headquartered power tool maker, outperformed on a resurgence in demand given increased homeowner DIY projects during lockdowns. New product launches remained on schedule. Kinaxis, a Canadian software firm, saw strong results with higher demand from companies addressing challenges and global supply chain disruptions caused by the pandemic.

Stock selection within Consumer Discretionary and Utilities detracted this reporting period. Holdings in Japan, and our underweight to Denmark and Sweden detracted from relative performance.

We exited our largest detractors this reporting period. Samsonite, a Hong Kong-based luggage maker, lagged on concerns that the reduction in worldwide travel demand could extend the replacement period of luggage even if tourism recovers in 2021. Compass Group, a UK-based global contract caterer, declined as stay-at-home and social-distancing orders impacted revenues from sports, business, education, and entertainment clients. Continental, a German global automotive parts manufacturer, declined as COVID-19 closed automotive factories.

Given the extent of the rally in U.S. equity markets and stretched valuations, in our view, developed international equities look relatively better positioned over the coming quarters.

First, Europe and Japan are ahead of the U.S. in controlling the virus, so the Eurozone and North Asia are reopening faster as of the reporting period end. Next, the European Central Bank expanded its pandemic Quantitative Easing program in June and, given very low inflation, we believe it is likely to continue with sizeable sovereign bond purchases. Additionally, the European Commission's proposed Recovery Plan is significant in size, focused on grants and skewed toward weaker countries.

Given sharply negative global earnings revisions resulting from the pandemic, and the recent market recovery, price-to-earnings multiples have risen substantially—faster in the U.S., which as of the end of the reporting period was trading on average at a wider than normal premium to the Index. In our view, U.S. and global valuations, especially on growth stocks, are stretched. We believe our 'quality at a reasonable price' discipline, which allowed us to lock in profits throughout this year and recycle proceeds into more attractively valued areas of the market, will continue to serve the Fund well.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	15.39%	7.05%	7.23%	5.31%
Trust Class[12]	01/28/2013	15.41%	7.01%	7.19%	5.28%
Institutional Class	06/17/2005	15.74%	7.24%	7.39%	5.41%
Class A12	01/28/2013	15.27%	6.85%	7.09%	5.22%
Class C12	01/28/2013	14.41%	6.06%	6.47%	4.82%
Class R6[21]	09/03/2013	15.91%	7.35%	7.45%	5.46%
With Sales Charge
Class A12		8.65%	5.59%	6.45%	4.81%
Class C12		13.41%	6.06%	6.47%	4.82%
Index
MSCI EAFE® Index (Net)[1,15]		6.13%	4.72%	5.88%	4.55%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.22%, 1.26%, 1.01%, 1.37%, 2.12% and 0.91% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a total return of 16.28% for the fiscal year ended August 31, 2020 (the reporting period), outperforming its benchmark, the MSCI EAFE® Index (the Index), which posted a total return of 6.13% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As this reporting period began, international equity markets were generally positive, measuring slow, steady growth against potential impacts of U.S. trade/tariff wars. Sentiment shifted quickly in early 2020, as COVID-19 began spreading, and remained volatile through this period, as investors weighed the impacts of economic contraction against hopeful news on containment and vaccine development. Continued monetary stimulus from central banks and government fiscal efforts, including the European Union's large grant and loan program, helped support sentiment.

Information Technology (IT) significantly outperformed within the Index, as investors favored large growth stocks. Health Care and Materials also outperformed. By contrast, Energy, Real Estate and Financials posted negative returns. From an individual market perspective, Denmark, New Zealand and Sweden were the Index's top performers, and Austria, Belgium and Spain declined most.

Both stock selection and sector positioning benefited Fund performance, with both holdings and an overweight to IT versus the Index being the largest factors. Financials and Industrials also outperformed. By country, UK-based, German and Swiss holdings contributed most to relative returns.

Key contributors included ASML, Techtronic Industries and Gerresheimer. ASML, a Netherlands-based semiconductor equipment manufacturer, reported solid results and strong orders for extreme ultraviolet lithography tools (an advanced technology used in chipmaking), with no pandemic-driven reduction in demand. Techtronic Industries, a Hong Kong-headquartered power tool maker, outperformed on a resurgence in demand given increased homeowner DIY projects during lockdowns. New product launches remained on schedule. Gerresheimer, a German medical specialty container maker, saw higher demand from pharmaceutical customers due to COVID-19.

Stock selection within Consumer Discretionary and a zero weighting in Utilities detracted this reporting period. Holdings in Japan and Canada, and our underweight to Denmark detracted from relative performance.

We exited our largest detractors this reporting period. Samsonite, a Hong Kong-based luggage maker, lagged on concerns that the reduction in worldwide travel demand could extend the replacement period of luggage even if tourism recovers in 2021. Compass Group, a UK-based global contract caterer, declined as stay-at-home and social-distancing orders impacted revenues from sports, business, education, and entertainment clients. Persol Holdings, a Japanese recruitment firm, fell given uncertainty about the pandemic's impact on hiring.

Given the extent of the rally in U.S. equity markets and stretched valuations, in our view, developed international equities look relatively better positioned over the coming quarters.

First, Europe and Japan are ahead of the U.S. in controlling the virus, so the Eurozone and North Asia are reopening faster as of the reporting period end. Next, the European Central Bank expanded its pandemic Quantitative Easing program in June and, given very low inflation, we believe it is likely to continue with sizeable sovereign bond purchases. Additionally, the European Commission's proposed Recovery Plan is significant in size, focused on grants and skewed toward weaker countries.

Given sharply negative global earnings revisions resulting from the pandemic, and the recent market recovery, price-to-earnings multiples have risen substantially—faster in the U.S., which as of the end of the reporting period was trading on average at a wider than normal premium to the Index. In our view, U.S. and global valuations, especially on growth stocks, are stretched. We believe our 'quality at a reasonable price' discipline, which allowed us to lock in profits throughout this year and recycle proceeds into more attractively valued areas of the market, will continue to serve the Fund well.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	16.28%	7.15%	6.57%	4.00%
Institutional Class[6]	10/06/2006	16.68%	7.53%	6.94%	4.35%
Class A14	12/20/2007	16.22%	7.15%	6.56%	3.99%
Class C14	12/20/2007	15.37%	6.34%	5.77%	3.29%
Class R3[14]	05/27/2009	15.93%	6.86%	6.29%	3.77%
Class R6[23]	04/17/2017	16.77%	7.47%	6.73%	4.11%
With Sales Charge
Class A14		9.58%	5.89%	5.94%	3.55%
Class C14		14.37%	6.34%	5.77%	3.29%
Index
MSCI EAFE® Index (Net)[1,15]		6.13%	4.72%	5.88%	3.09%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.42%, 0.98%, 1.35%, 2.10%, 1.60% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)

Neuberger Berman International Small Cap Fund Institutional Class generated a total return of 23.84% for the fiscal year ended August 31, 2020 (the reporting period), outperforming the 10.66% total return of the MSCI EAFE® Small Cap Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Steady-to-improving economic data buoyed investor sentiment as this period began. However, by February, fears about global health and the economic toll of the COVID-19 pandemic began to take hold, and in early March, markets nosedived. Since then, the environment has been volatile and reactive, but generally positive—with hopeful news about re-openings, vaccine development and central bank support balancing concerns about economic contraction and unemployment.

Within the Index, the biggest sector gains came from Information Technology (IT), Health Care and Utilities. Energy detracted the most as oil declined on oversupply and weak demand. Real Estate also lost value and, even while positive, Financials also underperformed. Sweden, Denmark and Finland were the top individual markets this period, while Portugal, Austria and France declined most.

The Fund's outperformance versus the Index resulted from both stock selection and sector allocation. Stock selection was most advantageous in Industrials, IT and Consumer Discretionary, as were significant overweights to IT and Health Care versus the Index. By market, holdings based in Switzerland, the UK and France contributed most to relative returns.

Top contributors included Kinaxis, Sweco and Games Workshop. Kinaxis, a Canadian software firm, reported solid results and saw higher demand as companies work to address the challenges and the global supply chain disruption from COVID-19. Sweco, a Swedish engineering and consulting company, generated strong results on solid margin performance. Games Workshop, a British fantasy miniatures company and designer and manufacturer of Warhammer, enjoyed a better-than-expected recovery since partially re-opening its stores.

Our zero weighting to Utilities and underweight to Materials versus the Index, and stock selection within Consumer Staples detracted from relative results. By country, an out-of-benchmark allocation in Korea, along with weak stock picking in Singapore and Finland also detracted.

Individual detractors included Applegreen, Applus and Johnson Service. Applegreen, an Irish gas station operator with locations in Ireland, the UK and the U.S., underperformed and was sold. Applus, a Spanish industrial testing firm, underperformed due to its exposure to the oil, automotive and aerospace industries. We believe the company should be able to weather the economic slow-down. Johnson Service, a British work wear and linen rental firm, declined on the pandemic-related downturn in its hospitality and industrial end-markets. We believe the firm can adapt its cost structure during the downturn and may see earnings recover when economic activity picks up.

As global COVID-19 cases declined during the reporting period, industrial and services data, as well as business confidence improved. Nevertheless, the recovery in demand to pre-crisis levels may take longer than investors expect. First, the pandemic has not been eradicated. In the absence of a vaccine, cases could increase or rebound, potentially leading to further lockdowns. Second, unemployment may indicate a worrying trend, with an uptick in permanent versus temporary layoffs. Third, whether global central banks' ongoing support can tide economies through these challenges remains a key question.

Given conditions as of the end of the reporting period, the team has endeavored to position the Fund to navigate a range of outcomes. For example, we believe our overweight to Health Care should provide a level of downside mitigation, while our Industrials exposure—focused around factory automation and process and efficiency improvement—should benefit from an economic recovery. In IT, software developers focused on process optimization should continue to perform well under either scenario, in our opinion. We believe this approach, along with our quality-at-a-reasonable-price discipline, positions the Fund for solid risk-adjusted returns should the near-term market be up, down or volatile.

Sincerely,

DAVID BUNAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	23.84%	12.00%
Class A	12/08/2016	23.41%	11.60%
Class C	12/08/2016	22.51%	10.78%
Class R6	12/08/2016	24.01%	12.10%
With Sales Charge
Class A		16.28%	9.84%
Class C		21.51%	10.78%
Index
MSCI EAFE® Small Cap Index[1,15]		10.66%	8.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver Arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 6.25%, 6.78%, 7.39% and 6.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.06%, 1.42%, 2.17% and 0.96% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 7.36% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming its benchmark, the Russell 2000® Value Index (the Index), which returned –6.14% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The market experienced a robust recovery in calendar year 2019. However, early this year the COVID-19 pandemic dealt a powerful challenge to the world and our country. Stocks plummeted only to surge again on the idea that history's most precipitous economic slowdown is behind us. Small value stocks, which were hardest hit, have shown strong performance off their March lows.

We have been inspired by our fellow citizens, from the front-line workers to the scientific and business community, everyone helping us maintain our day-to-day lives and solve the challenges presented by the COVID-19 pandemic. However, heartbreaking and tragic events resulting in powerful expressions of rage and declarations that America is an unjust and systematically racist society have saddened many of us. Ultimately, markets are, in our view, proxies for the economic and social health of a country. If in the upcoming months we fail to find a thoughtful and balanced set of policies that advance the general health, education and welfare of our citizens, then our prosperity will be jeopardized.

Returning to work is a good and necessary first step in healing. Job reports have certainly been encouraging. In spite of seemingly premature re-openings of certain states, extending shelter-in-place was simply not an option. The country needed to limit the spread of COVID-19 so our medical and testing infrastructure could be fortified. Much has been accomplished on this front. There has also been progress on treatments. Some drugs appear to be shortening the average hospital stay and reducing the mortality rate. Several vaccine candidates have been developed and some are in phase three trials.

Looking at sector performance, our Fund's overweight versus the Index to Information Technology and Health Care companies helped on a relative basis. We have often said that companies in these sectors are innovators and solution providers while traditional companies and industries are often less in control of their destinies and many times victims of change and disruption. This time is no different. Our underweighting to the sectors most impacted by the lockdown—Financials, Real Estate and Energy—also helped relative performance.

The economic shutdown took a big toll on our Industrials companies and stock selection in this area hurt relative performance. While the COVID-19 pandemic initially had a severe impact on Consumer Discretionary businesses, many of these companies rebounded over the past two months as retail stores and restaurants began to reopen. Hence our underweight in Consumer Discretionary names also hurt on a relative basis.

One must hope that the COVID-19 pandemic will not result in another government-mandated or self-imposed economic shutdown. Given our long-term investment horizon, we are also mindful of the upcoming U.S. presidential election. This interesting factor adds to the binary nature of the cyclical/value versus defensive/quality debate. Adding it all up, selectivity and gradualism is our likely path forward. There are too many uncertainties and fast changing facts on the ground to aggressively tilt the Fund to deeper value. We believe maintaining a balance between the companies that are more expensive, but well equipped to handle the challenges of slower growth and a resurgence of COVID-19 and our current cyclical and more leveraged companies seems prudent.

We thank you for your investment in our Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)

Communication Services	2.5%
Consumer Discretionary	3.3
Consumer Staples	2.3
Energy	1.3
Financial Services	5.3
Health Care	16.8
Industrials	15.6
Information Technology	40.4
Materials	6.8
Utilities	3.2
Convertible Bonds	1.8
Short-Term Investments	0.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	7.36%	6.82%	10.70%	10.40%
Class A18	05/10/2010	7.04%	6.44%	10.30%	10.22%
Class C18	05/10/2010	6.16%	5.65%	9.49%	9.86%
Class R6[18,21]	01/18/2019	7.49%	6.87%	10.73%	10.41%
With Sales Charge
Class A18		0.89%	5.19%	9.66%	9.94%
Class C18		5.16%	5.65%	9.49%	9.86%
Index
Russell 2000® Value Index[1,15]		–6.14%	4.37%	8.71%	7.42%
Russell 2000® Index[1,15]		6.02%	7.65%	11.53%	7.51%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.05%, 1.44%, 2.16% and 1.00% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.01%, 1.37%, 2.12% and 0.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 3.23% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming the 0.84% total return of its benchmark, the Russell 1000® Value Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market experienced periods of heightened volatility, but ultimately generated a strong return over the reporting period. After a positive start, beginning in mid-February 2020 the repercussions from the COVID-19 pandemic triggered a rapid and severe downturn, with the market posting its fastest fall on record from an all-time high to a bear market. However, the market then experienced its fasted move from a bear market back to a bull market, as it rose sharply over the last five months of the period. This turnaround was triggered by several factors, including unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, a $2 trillion fiscal stimulus package, phased economic reopenings, and hopes for a COVID-19 vaccine. All told, the S&P 500® Index gained 21.94% during the reporting period. It's important to note that this strong performance was concentrated in relatively few growth-oriented companies, many of which were in the Information Technology (IT) sector—the likes of which we haven't seen in the last 20 years. Meanwhile, large-cap value stocks, as measured by the Index, returned 0.84% over the reporting period.

The Fund outperformed its Index during the reporting period, driven by both stock selection and sector allocation. In terms of stock selection, holdings in the Materials, Consumer Discretionary and Real Estate sectors added the most value. Looking at individual stocks, Materials companies Newmont Corp., Franco-Nevada Corp. and Southern Copper Corp. were the most beneficial for returns. From a sector allocation perspective, overweights to Materials and Consumer Staples versus the Index were the largest contributors to results.

On the downside, holdings in the Industrials, Energy and Health Care sectors were the largest detractors from relative returns. Looking at individual stocks, multinational conglomerate General Electric Company, energy company Occidental Petroleum Corp. and airline United Airlines Holdings, Inc. were the largest detractors from results. In terms of sector allocation, an underweight to IT and an overweight to Energy were the largest negatives for relative performance.

We came into 2020 with a mix of defensive and cyclical exposure in the portfolio. We used the market pullback in the first calendar quarter of the year to take advantage of the opportunities we found in the more cyclically exposed areas (Financials, Industrials and small pockets of Energy). We continue to monitor valuations and opportunities in the markets. With our continued belief that the stimulus will likely cause an acceleration in economic growth we are currently experiencing, it may be time to think about the prospects over the coming months of value outperforming growth after an unprecedented period of growth outperforming value. In our view, increased market volatility will continue as the year progresses. Against this backdrop, we anticipate seeing a continuation of price dislocations that could turn into attractive investment opportunities. We remain disciplined bottom-up managers, looking for opportunities to buy stocks that we believe are trading below their fair value to generate results for the Fund's investors. We also believe that equities remain the most attractive asset class over the long term given their potential to generate capital appreciation.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	1.3%
Consumer Discretionary	6.1
Consumer Staples	6.9
Energy	7.6
Financials	20.8
Health Care	9.8
Industrials	15.0
Information Technology	0.8
Materials	17.0
Real Estate	3.2
Utilities	1.5
Short-Term Investments	10.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	3.23%	10.18%	10.81%	12.20%
Trust Class[3]	08/30/1993	3.05%	10.00%	10.61%	12.10%
Advisor Class[4]	08/16/1996	2.90%	9.83%	10.44%	11.97%
Institutional Class[5]	06/07/2006	3.42%	10.37%	10.99%	12.26%
Class A19	06/21/2010	3.03%	9.95%	10.56%	12.14%
Class C19	06/21/2010	2.27%	9.15%	9.75%	11.96%
Class R3[16]	06/21/2010	2.74%	9.64%	10.27%	12.07%
Class R6[22]	01/18/2019	3.54%	10.28%	10.86%	12.21%
With Sales Charge
Class A19		–2.91%	8.66%	9.91%	12.00%
Class C19		1.28%	9.15%	9.75%	11.96%
Index
Russell 1000® Value Index[1,15]		0.84%	7.53%	11.05%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.87%, 1.05%, 1.20%, 0.70%, 1.08%, 1.82%, 1.37% and 0.67%for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 0.61% for Class R6 shares after expense reimbursements and/or fee waivers and/or restatement. The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 21.95% total return for the fiscal year ended August 31, 2020 (the reporting period), trailing its benchmark, the Russell Midcap® Growth Index (the Index), which returned 23.56% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Any discussion of recent performance ultimately settles on the onset and spread of COVID-19 and the resulting unprecedented social and business constraints, mounting debt burdens and solvency concerns, robust monetary and fiscal stimulus efforts and inevitable shifting of consumer behavior and business trends in response to new emerging fears and drivers of growth. Of equal note would be the magnitude and whipsaw frequency of the volatility that subsequently occurred, with exaggerated fear and optimism driving both a stunning market decline and surprisingly swift recovery. While the reporting period ended with a prevailing wave of positive reopening momentum, that sentiment feels tenuous as we still face a legitimate wall of worry highlighted by resurgent COVID-19 hotspots, elevated unemployment, a looming contentious election and an uncertain landscape for small- and medium-sized businesses.

For the reporting period, the Fund remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names, and those allocation decisions remain reflective of the secular trends and intriguing catalysts that we continued to identify across those sectors. With few modern parallels to serve as a guide, we elected to primarily focus on higher qualitative characteristics, balance sheet strength and a combination of COVID-19 resilient and resistant catalysts and business models. Within IT and Consumer Staples, that focus translated to compelling absolute and relative performance, but that effort was unable to completely offset COVID-19-induced weakness across other sectors, especially within Consumer Discretionary and Financials. Drilling down to the industry level, the accelerated pace of digital transformation was a tailwind for multiple IT segments, while groups reliant on elective medical procedures, financing and credit, travel and leisure and non-essential discretionary spending were broadly challenged by the new COVID-19 reality. With respect to our holdings, Advanced Micro Designs (AMD) was the top contributor to performance while Bright Horizons Family Solutions was the leading detractor. AMD, a semiconductor company, has consistently exceeded expectations as their chip performance and pricing improvements continued to translate to meaningful market share gains. Bright Horizons, which primarily provides full-service and back-up child-care, was significantly challenged by COVID-19 social distancing restrictions and the broad corporate shift towards work-from-home. We remain holders of Bright Horizons, but with a market capitalization well north of $50 billion, we exited our position in AMD due to its size in June.

Looking ahead, we anticipate uncertainty to remain a constant and believe that such an environment underscores the value of active management and the importance of bottom-up fundamental and qualitative analysis. Fully vetting catalysts, operating strategies, management, balance sheet strength and financial self-reliance should continue to prove invaluable in navigating the business constraints associated with an unprecedented social and economic environment and, ultimately, in distinguishing between the corporate "haves and have-nots." Lastly, with fluctuating "reopening/recovery" versus "fear of a resurgence" market sentiment now seemingly part of the new normal, our research emphasis will remain on seeking to identify a compelling mix of higher quality COVID-19 resilient and resistant plays capable of capitalizing on either pent-up demand, evolving needs or new opportunities.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

NTICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.7%
Consumer Discretionary	11.7
Consumer Staples	3.5
Financials	4.1
Health Care	20.7
Industrials	16.3
Information Technology	35.3
Materials	1.0
Real Estate	0.6
Short-Term Investments	2.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	21.95%	13.03%	14.97%	12.10%
Trust Class[3]	08/30/1993	21.85%	12.95%	14.90%	12.02%
Advisor Class[4]	09/03/1996	21.57%	12.67%	14.57%	11.81%
Institutional Class[5]	04/19/2007	22.12%	13.23%	15.20%	12.19%
Class A19	05/27/2009	21.70%	12.80%	14.78%	12.06%
Class C19	05/27/2009	20.77%	11.96%	13.92%	11.83%
Class R3[16]	05/27/2009	21.36%	12.52%	14.49%	11.98%
Class R6[22]	03/15/2013	22.27%	13.33%	15.21%	12.16%
With Sales Charge
Class A19		14.71%	11.47%	14.10%	11.90%
Class C19		19.77%	11.96%	13.92%	11.83%
Index
Russell Midcap® Growth Index[1,15]		23.56%	14.94%	16.03%	N/A
Russell Midcap® Index[1,15]		8.73%	9.76%	13.11%	12.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.90%, 0.96%, 1.22%, 0.71%, 1.08%, 1.83%, 1.34% and 0.61% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more class. information about sales charge structures, if any, and class expenses for your share

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a –16.10% total return for the fiscal year ended August 31, 2020 (the reporting period), underperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned –1.30% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

COVID-19 has significantly altered our way of life. The stringent shelter in place rules were largely successful in reducing the spread of COVID-19. However, economic activity was severely impacted, quickly inducing a severe global recession. Equity markets dropped sharply. Monetary authorities and governments around the world were quick to flood the markets with record amounts of liquidity. This policy response, coupled with extraordinary medical efforts leading to positive advances in treating COVID-19 and developing a vaccine, led investors to quickly bid up stocks ending the bear market.

We believe that a sustained economic expansion is possible only when one of the treatments or vaccines under development proves to be effective. We have seen when states reopen, COVID-19 cases and hospitalizations increase. While we do not believe that the entire country will be shut down again, partial shutdowns are possible. Under this scenario, many sectors of the economy will probably remain depressed and a more gradual recovery is probable. This is likely to create ongoing market volatility and a more drawn out economic recovery.

Until COVID-19 is behind us, it appears that economic growth will remain subdued. Inflationary expectations and interest rates should remain low as we believe it will take time for the slack in the labor markets and the excess capacity in the industrial sector to diminish. In a low interest rate environment, investors are willing to pay a substantial premium for high growth companies. For the most part, the market continues to ignore valuation as a factor.

Value investing has trailed growth for over ten years and, for the most part, this trend has accelerated during the current crisis. The discrepancy between growth and value and the valuation gap between the growth and valuation universes are at record highs. Together with our bottom-up stock picking, which has led us to invest in smaller, more cyclical companies, this is responsible for the strategy's recent underperformance. Typically, these extreme investment conditions reverse over time. In fact, during certain periods within the second half of the reporting period, when investors focused on a post-COVID-19 economic recovery, value stocks in general, and ours, in particular, did extremely well, while highly valued growth and momentum stocks performed poorly.

The outbreak of COVID-19 had a severe negative impact on several of our travel-related holdings which were previously performing well and were on track to deliver strong performance. Our Aerospace & Defense stocks all declined sharply as air travel has been severely curtailed. Several of our Consumer Discretionary names were also severely punished. Our underweight versus the Index in Real Estate, one of the Index's worst performing sectors, helped relative performance and our large contingent of Information Technology names also had a positive impact.

We anticipate the market to remain volatile as quantitative factor strategies continue to move between risk-off and risk-on characteristics depending on the latest news related to COVID-19 and the potential impact on worldwide economic growth. The outcome of the upcoming U.S. presidential election also creates uncertainty. We believe that the recent massive fiscal and monetary stimulus should result in robust GDP growth once COVID-19 is under control. In our view, the potential for strong economic growth, coupled with a record valuation gap between value and growth equities, creates a very attractive opportunity for our style of value investing.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.9%
Consumer Discretionary	11.6
Consumer Staples	8.7
Energy	5.9
Financial Services	9.1
Health Care	9.8
Industrials	15.1
Information Technology	20.2
Materials	3.2
Real Estate	1.0
Utilities	9.2
Short-Term Investments	3.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	–16.10%	0.32%	7.55%	7.18%
Trust Class[3]	06/10/1999	–16.26%	0.20%	7.39%	7.09%
Institutional Class[5]	03/08/2010	–15.88%	0.61%	7.84%	7.33%
Class A19	06/21/2010	–16.17%	0.24%	7.44%	7.14%
Class C19	06/21/2010	–16.81%	–0.51%	6.64%	6.75%
Class R3[16]	06/21/2010	–16.42%	–0.02%	7.17%	7.01%
Class R6[22]	03/29/2019	–15.79%	0.43%	7.61%	7.21%
With Sales Charge
Class A19		–21.00%	–0.94%	6.80%	6.84%
Class C19		–17.64%	–0.51%	6.64%	6.75%
Index
Russell Midcap® Value Index[1,15]		–1.30%	6.14%	10.94%	8.43%
Russell Midcap® Index[1,15]		8.73%	9.76%	13.11%	8.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.27%, 1.43%, 1.07%, 1.41%, 2.19% and 1.71% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2020 is 0.96% for Class R6 shares (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.27%, 0.87%, 1.23%, 1.98% and 1.48% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2020 is 0.77% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 10.23% total return for the fiscal year ended August 31, 2020 (the reporting period), versus a 21.94% total return for its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the last year, U.S. equity market performance, as measured by the Index, was positive despite periods of elevated volatility and macro uncertainty. Following strong performance in the fourth quarter of calendar year 2019, U.S. equity markets experienced rapid declines in the first quarter of calendar year 2020 due to concerns related to COVID-19. Subsequently, equity markets rebounded, as the U.S. government and U.S. Federal Reserve acted swiftly in response to the economic dislocation caused by COVID-19 by providing unprecedented support to U.S. consumers and businesses. We believe the current setting for U.S. equities, which is characterized by extraordinary fiscal and monetary stimulus, historically low interest rates, and individual stock price dislocations, provides a favorable environment for our strategy.

Following a challenging first quarter of 2020, performance for the Fund rebounded, generating strong absolute returns, and outperforming the Index from the market bottom in March through the end of the reporting period. For the full reporting period, superior stock selection within Financials benefited relative performance. Consumer Discretionary and Consumer Staples were the primary detractors from relative performance as select stocks were impacted by social distancing requirements. The Fund benefited from an overweight position to Consumer Discretionary versus the Index, an underweight to Energy, and by having zero exposure to Real Estate and Utilities during the reporting period. The Fund ended the fiscal year with overweight positions relative to the Index to the Financials, Industrials, and Materials sectors and underweight positions to the Health Care and Information Technology sectors. The Fund had no exposure to the Energy, Real Estate or Utilities sectors at the end of the fiscal year.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category that we believe have attractive risk/return profiles.

We believe the current market environment is creating opportunity to drive differentiated performance through stock selection. We continue to apply disciplined fundamental research to identify what we believe are high quality business models with attractive free cash flow characteristics trading at compelling valuations. We believe our investment strategy has the ability to create long-term value for clients and effectively navigate the dynamic market environment.

Our style of investing is based on rigorous fundamental research. The analysis centers on a company's business model and ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow the Fund's assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	12.2%
Consumer Discretionary	13.4
Consumer Staples	6.2
Financials	17.2
Health Care	8.8
Industrials	12.4
Information Technology	22.3
Materials	7.0
Short-Term Investments	0.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	10.23%	12.11%	14.30%	9.08%
Class A17	12/21/2009	9.83%	11.70%	13.87%	8.77%
Class C17	12/21/2009	9.04%	10.88%	13.04%	8.15%
With Sales Charge
Class A17		3.50%	10.38%	13.20%	8.31%
Class C17		8.13%	10.88%	13.04%	8.15%
Index
S&P 500® Index[1,15]		21.94%	14.46%	15.16%	9.30%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.75%, 1.12% and 1.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or feewaivers, if any). The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a –4.13% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming the –8.05% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market experienced periods of heightened volatility, but ultimately generated a strong return over the reporting period. After a positive start, beginning in mid-February 2020 the repercussions from the COVID-19 pandemic triggered a rapid and severe downturn, with the market posting its fastest fall on record from an all-time high to a bear market. However, the market then had an equally dramatic rally over the last five months of the reporting period. This turnaround was triggered by several factors, including unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, a $2 trillion fiscal stimulus package, phased economic reopenings, and hopes for a COVID-19 vaccine. All told, the S&P 500® Index gained 21.94% during the reporting period. Comparatively, real estate investment trusts (REITs), as measured by the Index, posted much weaker results during the period.

The Fund generated a negative total return but outperformed the Index on a relative basis during the reporting period. Sector positioning, overall, was the largest contributor to performance. In particular, an overweight to Data Centers and an underweight to Diversified versus the Index were the most beneficial for relative performance. Conversely, the Fund's underweight to the Industrial sector and a small cash position were headwinds for returns.

Stock selection, overall, was also beneficial for results. Contributing the most to relative results were our holdings in the Regional Malls, Diversified and Lodging/Resorts sectors. In terms of individual holdings, Equinix, Inc., Prologis, Inc., Crown Castle International Corp., Digital Realty Trust, Inc. and American Tower Corp. were the most additive for returns. On the downside, holdings within the Office, Apartments and Free Standing sectors were the largest detractors from relative performance. Several individual holdings were also negative for results, including Equity Residential, Essex Property Trust, Inc., National Retail Properties, Inc., Simon Property Group, Inc. and Douglas Emmett, Inc.

A likely extended global economic slowdown triggered by the COVID-19 outbreak, the coming U.S. election, and growing tensions between the world's two largest economies (U.S. and China), has us redoubling our efforts to position the Fund to better withstand these headwinds. We believe massive global stimulus, if it continues, could help ease the impact on markets. In addition, with worldwide quarantines, we are seeing the increased importance of technology infrastructure, logistics and e-commerce. We continue to focus on companies with secular demand drivers that we believe will result in above average cash flow and dividend growth. We remain focused on companies with strong, flexible balance sheets that we believe can better withstand increased market volatility.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	9.3%
Data Centers	14.8
Diversified	1.5
Free Standing	3.3
Health Care	7.9
Industrial	10.6
Infrastructure	21.1
Manufactured Homes	5.3
Office	3.6
Regional Malls	1.0
Self Storage	6.4
Shopping Centers	2.8
Single Family Homes	5.2
Timber	3.4
Short-Term Investments	3.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.
PERFORMANCE HIGHLIGHTS7, 20

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–4.13%	8.83%	9.67%	10.54%
Institutional Class[6]	06/04/2008	–3.97%	9.03%	9.88%	10.68%
Class A14	06/21/2010	–4.31%	8.64%	9.48%	10.43%
Class C14	06/21/2010	–5.08%	7.82%	8.66%	9.97%
Class R3[14]	06/21/2010	–4.58%	8.36%	9.21%	10.28%
Class R6[23]	03/15/2013	–3.87%	9.13%	9.90%	10.67%
With Sales Charge
Class A14		–9.80%	7.36%	8.84%	10.08%
Class C14		–5.99%	7.82%	8.66%	9.97%
Index
FTSE Nareit All Equity REITs Index[1,15]		–8.05%	7.64%	9.97%	9.35%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.43%, 1.06%, 1.43%, 2.19%, 1.69% and 0.96% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 23.20% total return for the fiscal year ended August 31, 2020 (the reporting period), outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned 17.28% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Any discussion of recent performance ultimately settles on the onset and spread of COVID-19 and the resulting unprecedented social and business constraints, mounting debt burdens and solvency concerns, robust monetary and fiscal stimulus efforts and inevitable shifting of consumer behavior and business trends in response to new emerging fears and drivers of growth. Of equal note would be the magnitude and whipsaw frequency of the volatility that subsequently occurred, with exaggerated fear and optimism driving both a stunning market decline and surprisingly swift recovery. While the period ended with a prevailing wave of positive reopening momentum, that sentiment feels tenuous as we still face a legitimate wall of worry highlighted by resurgent COVID-19 hotspots, elevated unemployment, a looming contentious election and an uncertain landscape for small- and medium-sized businesses.

Over the reporting period, the Fund remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names, and those allocation decisions remain reflective of the secular trends and intriguing catalysts that we continued to identify across those sectors. With few modern parallels to serve as a guide, we elected to primarily focus on higher qualitative characteristics, balance sheet strength and a combination of compelling COVID-19 resilient and resistant catalysts and business models. That effort resulted in positive stock selection within IT, Health Care, Consumer Staples and Communication Services, which more than offset pandemic-driven weakness in Consumer Discretionary and Financials. Drilling down to the industry-level, an accelerated pace of digital transformation presented a meaningful tailwind for multiple IT segments, while industry groups reliant on in-person consumer experiences, financing and credit or traditional "brick and mortar" capital expenditures were broadly challenged by the new COVID-19 reality. With respect to our holdings, Cardlytics, Inc. was the top contributor to performance while MGIC Investment Corp was the leading detractor. Cardlytics, which offers data-driven targeted marketing and advertising solutions, delivered positive results that continued to validate the potential of both their business model and addressable market, while MGIC, a private mortgage insurer serving lenders throughout the United States, was pressured by worries that COVID-19-induced economic hardships would increase the potential for loan defaults. Given that persistent uncertainty and lack of visibility, we exited MGIC.

Looking ahead, we anticipate uncertainty to remain a constant and believe that such an environment underscores the value of active management and the importance of bottom-up fundamental and qualitative analysis. We believe fully vetting catalysts, operating strategies, management, balance sheet strength and financial self-reliance should continue to prove invaluable in navigating the business constraints associated with an unprecedented social and economic environment and, ultimately, in distinguishing between the corporate "haves and have-nots." Lastly, with fluctuating "reopening/recovery" versus "fear of a resurgence" market sentiment now seemingly part of the new normal, our research emphasis will remain on seeking to identify what we believe are a compelling mix of higher quality COVID-19 resilient and resistant plays capable of capitalizing on either pent-up demand, evolving needs or new opportunities.

Sincerely,

KENNETH J. TUREK, CHAD BRUSO AND TREVOR MORENO
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.4%
Consumer Discretionary	13.3
Consumer Staples	4.3
Financials	2.3
Health Care	31.5
Industrials	14.9
Information Technology	23.0
Materials	1.0
Short-Term Investments	3.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	23.20%	16.00%	16.30%	10.32%
Trust Class[3]	11/03/1998	23.04%	15.84%	16.12%	10.17%
Advisor Class[4]	05/03/2002	22.86%	15.67%	15.94%	10.06%
Institutional Class[5]	04/01/2008	23.52%	16.35%	16.66%	10.49%
Class A19	05/27/2009	23.09%	15.93%	16.24%	10.27%
Class C19	05/27/2009	22.19%	15.06%	15.37%	9.84%
Class R3[16]	05/27/2009	22.80%	15.64%	15.95%	10.12%
Class R6[22]	09/07/2018	23.65%	16.18%	16.39%	10.35%
With Sales Charge
Class A19		16.00%	14.56%	15.55%	9.97%
Class C19		21.19%	15.06%	15.37%	9.84%
Index
Russell 2000® Growth Index[1,15]		17.28%	10.45%	14.08%	8.31%
Russell 2000® Index[1,15]		6.02%	7.65%	11.53%	8.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.59%, 1.72%, 1.88%, 1.30%, 1.66%, 2.47%, 2.02% and 1.16% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.32%, 1.42%, 1.62%, 0.92%, 1.28%, 2.03%,1.53% and 0.82% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sustainable Equity Fund Commentary (Unaudited)

Neuberger Berman Sustainable Equity Fund Investor Class generated a total return of 16.12% for the fiscal year ended August 31, 2020 (the reporting period), trailing the 21.94% total return of its benchmark, the S&P 500® Index (the Index) during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equity markets reached new highs in August, capping a strong but volatile reporting period overshadowed by the coronavirus pandemic and policy response. Along with hopeful news about therapies and vaccines, the U.S. Federal Reserve Board's (Fed) unprecedented support of fixed income markets—which provided liquidity and lowered the cost of capital—fostered optimism against the economic stress of shutdowns and record unemployment.

The Fed's commitment to keeping rates low propelled mega-cap growth momentum, further narrowing markets, and accelerating investor appetite for growth in a market in which price appreciation already was outpacing earnings growth. Information Technology (IT) stocks continued to lead the Index, up over 50% during the reporting period.

The Fund performed well on an absolute basis, despite our valuation-sensitive discipline in a market favoring growth at any price. By sector, stock selection in Industrials and Real Estate contributed the most to relative performance, while underweights versus the Index and stock selection within the IT and Consumer Discretionary sectors were top detractors from excess returns.

Top individual contributors included Microsoft and Vestas Wind Systems. Microsoft delivered strong operating performance benefitting from the COVID-19 driven accelerated demand for cloud services as well as work-from-home productivity tools. Vestas Wind Systems, a global leader in wind power, with best-in-class profitability and a pristine balance sheet, saw growth in order backlogs, boding well for future revenues.

Individual detractors included Noble Energy and Compass Group. We sold Noble, as disruption in energy markets caused by geopolitical concerns, then exacerbated by the COVID-19 pandemic, created an unfavorable outlook for this sector. Compass Group, the global contract caterer, detracted, as global shutdowns impacted clients in business and industry, sports and leisure, education and healthcare.

We also sold Premier Inc., Schlumberger, Manpower Group, American Express, Ryanair, Gildan Activewear, Kroger, and EQT during the reporting period. We were able to use market volatility to add new positions in National Grid, Regeneron Pharmaceuticals, Discovery Inc., Accenture, Starbucks, Colgate-Palmolive, Eversource Energy, Otis Worldwide and Booking Holdings, all high quality names from our watch list, at attractive prices.

Looking ahead, we anticipate continued volatility as the pandemic unfolds. In periods of dislocation, second order effects can be challenging to predict. Excesses that have been building in good times, typically involving financial leverage, can result in forced liquidations—dislocating prices from fundamentals.

While this creates opportunities for fundamental investors, we are extremely cautious and deliberate in decisions, knowing markets can dislocate far below fundamental valuation. We also remain mindful of the impact of potential inflation across the portfolio, given the Fed's increased monetization of growing deficits.

Within this outlook and our long-term horizon, we continue to position the portfolio toward what we consider best-in-class businesses likely to be beneficiaries in both the existing disruption and in the event of a quicker rebound, while being mindful of valuation.

From an ESG1 perspective, 63% of the portfolio companies by weight are ranked as Trendsetters or First Tier by the CPA-Zicklin Index2, 65% of the portfolio companies by weight provide disclosure around TCFD3 physical and transition risks and 58% of the portfolio companies by weight have internal and/or external gender pay gap analysis in place. In addition to our standard measurements, we are evaluating future sustainability by assessing corporate responses as socioeconomic disruption impacts individuals and communities.

We believe our team's process of identifying businesses with good growth prospects, high return on invested capital, strong balance sheets, and ESG leadership and diversification, positions the Fund well for the longer term.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

1 Environmental, Social and Governance practices

2 The CPA-Zicklin Index benchmarks the political disclosure and accountability policies and practices of leading U.S. public companies. Issued annually, it is produced by the Center for Political Accountability in conjunction with the Zicklin Center for Business Ethics Research at The Wharton School at the University of Pennsylvania. Companies receiving a score of 90% or higher for political disclosure and accountability received the "Trendsetter" designation, while companies that scored between 80-100% were ranked in the "First Tier." https://politicalaccountability.net/index

3 Task Force on Climate-Related Financial Disclosures (TCFD) develops recommendations for climate related financial risk disclosures for use by companies in providing information to investors, lenders, insurers and other stakeholders. https://www.fsb-tcfd.org

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.8%
Consumer Discretionary	9.2
Consumer Staples	4.3
Financials	10.3
Health Care	17.1
Industrials	16.0
Information Technology	25.6
Materials	3.1
Real Estate	1.0
Utilities	2.7
Short-Term Investments	0.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2020
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	16.12%	10.90%	12.64%	9.34%
Trust Class[3]	03/03/1997	15.95%	10.72%	12.46%	9.16%
Institutional Class[5]	11/28/2007	16.35%	11.11%	12.85%	9.43%
Class A19	05/27/2009	15.94%	10.70%	12.42%	9.25%
Class C19	05/27/2009	15.06%	9.88%	11.59%	8.90%
Class R3[16]	05/27/2009	15.63%	10.42%	12.15%	9.14%
Class R6[22]	03/15/2013	16.48%	11.20%	12.86%	9.42%
With Sales Charge
Class A19		9.28%	9.40%	11.76%	9.01%
Class C19		14.06%	9.88%	11.59%	8.90%
Index
S&P 500® Index[1,15]		21.94%	14.46%	15.16%	10.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.86%, 1.03%, 0.68%, 1.05%, 1.79%, 1.30% and 0.59% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the annual period ended August 31, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 77 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap and Neuberger Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (cont'd)

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On

Endnotes (cont'd)

May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

24  Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund and changed its investment strategy, benchmark, portfolio management team and fees and expenses. Prior to that date, the Fund had a higher management fee, different expenses, a different investment strategy and benchmark, and different risks. Its performance prior to that date might have been different if the current investment strategy and fees and expenses had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/Nareit Developed Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:

The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During the Period(1) 3/1/20 - 8/31/20	Expense Ratio	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During the Period(2) 3/1/20 - 8/31/20	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,171.40	$3.82	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,168.60	$5.78	1.06%	$1,000.00	$1,019.81	$5.38	1.06%
Class C	$1,000.00	$1,164.50	$9.85	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class R6	$1,000.00	$1,171.30	$3.22	0.59%	$1,000.00	$1,022.17	$3.00	0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,075.50	$6.52	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Class A	$1,000.00	$1,074.10	$7.82	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
Class C	$1,000.00	$1,069.70	$11.71	2.25%	$1,000.00	$1,013.83	$11.39	2.25%
Class R3	$1,000.00	$1,071.80	$9.95	1.91%	$1,000.00	$1,015.53	$9.68	1.91%
Class R6	$1,000.00	$1,076.00	$6.05	1.16%	$1,000.00	$1,019.30	$5.89	1.16%
Equity Income Fund
Institutional Class	$1,000.00	$1,028.60	$3.57	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,027.40	$5.45	1.07%	$1,000.00	$1,019.76	$5.43	1.07%
Class C	$1,000.00	$1,023.10	$9.20	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class R3	$1,000.00	$1,025.50	$6.82	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Focus Fund
Investor Class	$1,000.00	$1,195.80	$5.08	0.92%	$1,000.00	$1,020.51	$4.67	0.92%
Trust Class	$1,000.00	$1,194.90	$6.07	1.10%	$1,000.00	$1,019.61	$5.58	1.10%
Advisor Class	$1,000.00	$1,193.90	$7.00	1.27%	$1,000.00	$1,018.75	$6.44	1.27%
Institutional Class	$1,000.00	$1,196.70	$4.14	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Class A	$1,000.00	$1,194.60	$6.12	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,190.30	$10.24	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,166.00	$5.44	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Trust Class	$1,000.00	$1,165.40	$5.93	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Advisor Class	$1,000.00	$1,164.00	$7.29	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Institutional Class	$1,000.00	$1,166.90	$4.58	0.84%	$1,000.00	$1,020.91	$4.27	0.84%
Class R6	$1,000.00	$1,167.20	$4.09	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Global Real Estate Fund
Institutional Class	$1,000.00	$982.10	$5.03	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Class A	$1,000.00	$980.20	$6.82	1.37%	$1,000.00	$1,018.25	$6.95	1.37%
Class C	$1,000.00	$976.60	$10.53	2.12%	$1,000.00	$1,014.48	$10.74	2.12%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,157.10	$8.13	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
Class A	$1,000.00	$1,156.00	$10.08	1.86%	$1,000.00	$1,015.79	$9.42	1.86%
Class C	$1,000.00	$1,152.50	$14.18	2.62%	$1,000.00	$1,011.97	$13.25	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,274.10	$4.92	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Trust Class	$1,000.00	$1,273.00	$5.94	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Advisor Class	$1,000.00	$1,271.20	$7.42	1.30%	$1,000.00	$1,018.60	$6.60	1.30%
Institutional Class	$1,000.00	$1,275.70	$3.95	0.69%	$1,000.00	$1,021.67	$3.51	0.69%
Class A	$1,000.00	$1,272.60	$6.11	1.07%	$1,000.00	$1,019.76	$5.43	1.07%
Class C	$1,000.00	$1,268.20	$10.32	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class R3	$1,000.00	$1,270.90	$7.76	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
Class R6	$1,000.00	$1,275.10	$3.77	0.66%	$1,000.00	$1,021.82	$3.35	0.66%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During the Period(1) 3/1/20 - 8/31/20	Expense Ratio	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During the Period(2) 3/1/20 - 8/31/20	Expense Ratio
Integrated Large Cap Fund
Institutional Class	$1,000.00	$1,190.50	$2.26	0.41%	$1,000.00	$1,023.08	$2.08	0.41%
Class A	$1,000.00	$1,190.60	$4.24	0.77%	$1,000.00	$1,021.27	$3.91	0.77%
Class C	$1,000.00	$1,184.60	$8.29	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
International Equity Fund
Investor Class	$1,000.00	$1,122.30	$5.81	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Trust Class	$1,000.00	$1,122.30	$6.03	1.13%	$1,000.00	$1,019.46	$5.74	1.13%
Institutional Class	$1,000.00	$1,123.90	$4.59	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Class A	$1,000.00	$1,121.50	$6.51	1.22%	$1,000.00	$1,019.00	$6.19	1.22%
Class C	$1,000.00	$1,117.90	$10.49	1.97%	$1,000.00	$1,015.23	$9.98	1.97%
Class R6	$1,000.00	$1,124.60	$4.06	0.76%	$1,000.00	$1,021.32	$3.86	0.76%
International Select Fund
Trust Class	$1,000.00	$1,131.80	$6.22	1.16%	$1,000.00	$1,019.30	$5.89	1.16%
Institutional Class	$1,000.00	$1,133.90	$4.34	0.81%	$1,000.00	$1,021.06	$4.12	0.81%
Class A	$1,000.00	$1,132.10	$6.27	1.17%	$1,000.00	$1,019.25	$5.94	1.17%
Class C	$1,000.00	$1,127.40	$10.27	1.92%	$1,000.00	$1,015.48	$9.73	1.92%
Class R3	$1,000.00	$1,130.70	$7.61	1.42%	$1,000.00	$1,018.00	$7.20	1.42%
Class R6	$1,000.00	$1,134.70	$3.81	0.71%	$1,000.00	$1,021.57	$3.61	0.71%
International Small Cap Fund
Institutional Class	$1,000.00	$1,189.70	$5.83	1.06%	$1,000.00	$1,019.81	$5.38	1.06%
Class A	$1,000.00	$1,188.30	$7.81	1.42%	$1,000.00	$1,018.00	$7.20	1.42%
Class C	$1,000.00	$1,183.40	$11.91	2.17%	$1,000.00	$1,014.23	$10.99	2.17%
Class R6	$1,000.00	$1,190.40	$5.29	0.96%	$1,000.00	$1,020.31	$4.88	0.96%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,076.10	$5.27	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Class A	$1,000.00	$1,074.40	$7.14	1.37%	$1,000.00	$1,018.25	$6.95	1.37%
Class C	$1,000.00	$1,070.20	$11.03	2.12%	$1,000.00	$1,014.48	$10.74	2.12%
Class R6	$1,000.00	$1,077.40	$4.75	0.91%	$1,000.00	$1,020.56	$4.62	0.91%
Large Cap Value Fund
Investor Class	$1,000.00	$1,073.50	$4.48	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Trust Class	$1,000.00	$1,072.70	$5.42	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Advisor Class	$1,000.00	$1,071.90	$6.20	1.19%	$1,000.00	$1,019.15	$6.04	1.19%
Institutional Class	$1,000.00	$1,074.60	$3.60	0.69%	$1,000.00	$1,021.67	$3.51	0.69%
Class A	$1,000.00	$1,072.30	$5.68	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Class C	$1,000.00	$1,068.80	$9.52	1.83%	$1,000.00	$1,015.94	$9.27	1.83%
Class R3	$1,000.00	$1,071.10	$6.98	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Class R6	$1,000.00	$1,075.30	$3.08	0.59%	$1,000.00	$1,022.17	$3.00	0.59%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,230.80	$4.93	0.88%	$1,000.00	$1,020.71	$4.47	0.88%
Trust Class	$1,000.00	$1,229.80	$5.27	0.94%	$1,000.00	$1,020.41	$4.77	0.94%
Advisor Class	$1,000.00	$1,228.60	$6.72	1.20%	$1,000.00	$1,019.10	$6.09	1.20%
Institutional Class	$1,000.00	$1,231.70	$3.93	0.70%	$1,000.00	$1,021.62	$3.56	0.70%
Class A	$1,000.00	$1,229.20	$5.94	1.06%	$1,000.00	$1,019.81	$5.38	1.06%
Class C	$1,000.00	$1,224.90	$10.12	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class R3	$1,000.00	$1,227.40	$7.39	1.32%	$1,000.00	$1,018.50	$6.70	1.32%
Class R6	$1,000.00	$1,232.50	$3.37	0.60%	$1,000.00	$1,022.12	$3.05	0.60%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During the Period(1) 3/1/20 - 8/31/20	Expense Ratio	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During the Period(2) 3/1/20 - 8/31/20	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$917.60	$5.54	1.15%	$1,000.00	$1,019.36	$5.84	1.15%
Trust Class	$1,000.00	$917.00	$6.07	1.26%	$1,000.00	$1,018.80	$6.39	1.26%
Institutional Class	$1,000.00	$919.10	$4.15	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Class A	$1,000.00	$917.00	$5.88	1.22%	$1,000.00	$1,019.00	$6.19	1.22%
Class C	$1,000.00	$913.80	$9.48	1.97%	$1,000.00	$1,015.23	$9.98	1.97%
Class R3	$1,000.00	$916.00	$7.08	1.47%	$1,000.00	$1,017.75	$7.46	1.47%
Class R6	$1,000.00	$919.70	$3.62	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,100.10	$4.06	0.77%	$1,000.00	$1,021.27	$3.91	0.77%
Class A	$1,000.00	$1,097.90	$6.06	1.15%	$1,000.00	$1,019.36	$5.84	1.15%
Class C	$1,000.00	$1,093.70	$9.95	1.89%	$1,000.00	$1,015.63	$9.58	1.89%
Real Estate Fund
Trust Class	$1,000.00	$994.10	$5.21	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Institutional Class	$1,000.00	$995.20	$4.31	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Class A	$1,000.00	$993.10	$6.06	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$989.40	$9.80	1.96%	$1,000.00	$1,015.28	$9.93	1.96%
Class R3	$1,000.00	$991.60	$7.31	1.46%	$1,000.00	$1,017.80	$7.41	1.46%
Class R6	$1,000.00	$995.80	$3.76	0.75%	$1,000.00	$1,021.37	$3.81	0.75%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,213.40	$6.57	1.18%	$1,000.00	$1,019.20	$5.99	1.18%
Trust Class	$1,000.00	$1,212.30	$7.17	1.29%	$1,000.00	$1,018.65	$6.55	1.29%
Advisor Class	$1,000.00	$1,211.80	$8.01	1.44%	$1,000.00	$1,017.90	$7.30	1.44%
Institutional Class	$1,000.00	$1,215.00	$5.01	0.90%	$1,000.00	$1,020.61	$4.57	0.90%
Class A	$1,000.00	$1,212.90	$7.01	1.26%	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,208.30	$11.16	2.01%	$1,000.00	$1,015.03	$10.18	2.01%
Class R3	$1,000.00	$1,211.20	$8.39	1.51%	$1,000.00	$1,017.55	$7.66	1.51%
Class R6	$1,000.00	$1,215.40	$4.46	0.80%	$1,000.00	$1,021.11	$4.06	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,150.20	$4.65	0.86%	$1,000.00	$1,020.81	$4.37	0.86%
Trust Class	$1,000.00	$1,149.40	$5.62	1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Institutional Class	$1,000.00	$1,151.40	$3.68	0.68%	$1,000.00	$1,021.72	$3.46	0.68%
Class A	$1,000.00	$1,149.20	$5.67	1.05%	$1,000.00	$1,019.86	$5.33	1.05%
Class C	$1,000.00	$1,144.70	$9.70	1.80%	$1,000.00	$1,016.09	$9.12	1.80%
Class R3	$1,000.00	$1,147.60	$7.02	1.30%	$1,000.00	$1,018.60	$6.60	1.30%
Class R6	$1,000.00	$1,152.00	$3.19	0.59%	$1,000.00	$1,022.17	$3.00	0.59%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

Legend August 31, 2020 (Unaudited)

Neuberger Berman Equity Funds

Counterparties:

SSB = State Street Bank and Trust Company

Schedule of Investments Dividend Growth Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 99.4%
Auto Components 1.9%
Aptiv PLC	11,800	$1,016,216
Banks 3.8%
JPMorgan Chase & Co.	10,500	1,051,995
PNC Financial Services Group, Inc.	8,900	989,680
		2,041,675
Beverages 1.5%
Coca-Cola Co.	15,800	782,574
Capital Markets 2.3%
Morgan Stanley	23,200	1,212,432
Diversified Financial Services 1.9%
Equitable Holdings, Inc.	47,700	1,010,763
Electronic Equipment, Instruments & Components 4.7%
Amphenol Corp. Class A	10,900	1,196,820
Corning, Inc.	40,700	1,321,122
		2,517,942
Equity Real Estate Investment Trusts 5.5%
American Tower Corp.	5,450	1,357,868
Equinix, Inc.	1,980	1,563,764
		2,921,632
Food & Staples Retailing 2.5%
Walmart, Inc.	9,600	1,332,960
Food Products 2.2%
Mondelez International, Inc. Class A	20,150	1,177,163
Health Care Equipment & Supplies 4.2%
Baxter International, Inc.	12,600	1,097,082
STERIS PLC	7,000	1,117,480
		2,214,562
Hotels, Restaurants & Leisure 2.1%
Marriott International, Inc. Class A	11,100	1,142,301
	Number of Shares	Value
Industrial Conglomerates 2.1%
Honeywell International, Inc.	6,800	$1,125,740
Insurance 6.0%
Aon PLC Class A	5,600	1,119,944
Assurant, Inc.	9,500	1,154,820
Chubb Ltd.	7,600	950,000
		3,224,764
IT Services 3.5%
Automatic Data Processing, Inc.	4,300	598,087
Fidelity National Information Services, Inc.	8,300	1,252,055
		1,850,142
Life Sciences Tools & Services 2.6%
Agilent Technologies, Inc.	13,900	1,395,838
Machinery 4.1%
Caterpillar, Inc.	6,300	896,553
Stanley Black & Decker, Inc.	8,000	1,290,400
		2,186,953
Media 2.2%
Comcast Corp. Class A	25,700	1,151,617
Metals & Mining 6.2%
Freeport- McMoRan, Inc.	86,600	1,351,826
Wheaton Precious Metals Corp.	36,700	1,958,679
		3,310,505
Multi-Utilities 4.9%
CenterPoint Energy, Inc.	64,400	1,292,508
Dominion Energy, Inc.	16,700	1,309,948
		2,602,456
Oil, Gas & Consumable Fuels 4.3%
Brigham Minerals, Inc. Class A	52,100	615,301
Devon Energy Corp.	45,100	490,237
EOG Resources, Inc.	12,500	566,750
Suncor Energy, Inc.	37,900	607,537
		2,279,825
	Number of Shares	Value
Pharmaceuticals 8.4%
AstraZeneca PLC ADR	20,300	$1,136,800
Bristol-Myers Squibb Co.	16,100	1,001,420
Eli Lilly & Co.	8,500	1,261,315
Novartis AG ADR	12,300	1,058,538
		4,458,073
Semiconductors & Semiconductor Equipment 11.6%
Applied Materials, Inc.	21,300	1,312,080
ASML Holding NV	3,900	1,459,302
QUALCOMM, Inc.	15,500	1,846,050
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,000	1,585,000
		6,202,432
Software 3.5%
Microsoft Corp.	8,200	1,849,346
Specialty Retail 2.8%
Home Depot, Inc.	5,300	1,510,712
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	19,100	2,464,664
Total Common Stocks (Cost $40,280,693)		52,983,287
Short-Term Investments 0.6%
Investment Companies 0.6%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(a) (Cost $300,594)	300,594	300,594
Total Investments 100.0% (Cost $40,581,287)		53,283,881
Liabilities Less Other Assets (0.0%)(b)		(15,112)
Net Assets 100.0%		$53,268,769

(a)  Represents 7-day effective yield as of August 31, 2020.

(b)  Represents less than 0.05% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$45,177,431	84.8%
Brazil	1,958,679	3.7%
Taiwan	1,585,000	3.0%
Netherlands	1,459,302	2.7%
United Kingdom	1,136,800	2.1%
Switzerland	1,058,538	2.0%
Canada	607,537	1.1%
Short-Term Investments and Other Liabilities—Net	285,482	0.6%
	$53,268,769	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$52,983,287	$—	$—	$52,983,287
Short-Term Investments	—	300,594	—	300,594
Total Investments	$52,983,287	$300,594	$—	$53,283,881

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 95.5%
Australia 0.6%
Rio Tinto PLC	108,810	$6,766,937
Brazil 3.7%
Atacadao SA	1,210,776	4,320,648
B3 SA— Brasil Bolsa Balcao	1,417,641	15,215,349
Pagseguro Digital Ltd., Class A*	181,635	7,654,099
Rumo SA*	1,952,200	8,053,248
Vasta Platform Ltd.*	303,288	4,764,655
		40,007,999
Canada 0.5%
Parex Resources, Inc.*	385,789	5,279,514
China 36.8%
3SBio, Inc.*(a)	7,015,000	8,221,467
A-Living Services Co. Ltd., H Shares(a)	2,788,500	14,369,032
Alibaba Group Holding Ltd. ADR*	259,117	74,374,353
Baozun, Inc. ADR*(b)	234,574	9,720,747
Chaozhou Three-Circle Group Co. Ltd., Class A	1,190,520	4,854,949
China Gas Holdings Ltd.	2,843,400	7,784,321
China Merchants Bank Co. Ltd., H Shares	2,362,500	11,271,376
China Mobile Ltd.	2,623,500	18,359,027
CNOOC Ltd.	7,294,600	8,266,279
Greentown Management Holdings Co. Ltd.*(a)	21,576,000	8,268,267
	Number of Shares	Value
Huatai Securities Co. Ltd., H Shares(a)	6,880,000	$12,059,626
JD.com, Inc., Class A*	247,800	9,930,928
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	7,847,596	9,749,181
Kweichow Moutai Co. Ltd. Class A	28,956	7,541,510
Momo, Inc. ADR	283,030	5,773,812
NARI Technology Co. Ltd., Class A	3,370,209	11,000,248
Ping An Insurance Group Co. of China Ltd., H Shares	2,113,842	22,568,224
Poly Developments and Holdings Group Co. Ltd., Class A	4,433,810	10,416,752
Prosus NV*(b)	118,199	11,825,867
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	2,463,900	8,881,584
Sunny Optical Technology Group Co. Ltd.	677,000	10,016,277
Suofeiya Home Collection Co. Ltd., Class A	2,090,600	8,105,475
Tencent Holdings Ltd.	1,188,200	81,175,868
Trip.com Group Ltd. ADR*	242,093	7,320,892
Tsingtao Brewery Co. Ltd., H Shares	492,000	4,475,002
	Number of Shares	Value
Yonghui Superstores Co. Ltd., Class A	4,704,114	$6,091,722
Zhejiang Juhua Co. Ltd., Class A	7,503,300	7,653,310
		400,076,096
Czech Republic 0.8%
Moneta Money Bank A/S(a)	3,315,964	8,361,035
Hong Kong 1.9%
AIA Group Ltd.	572,800	5,868,192
ASM Pacific Technology Ltd.	783,200	8,425,044
Link REIT	859,405	6,836,781
		21,130,017
Hungary 1.0%
Richter Gedeon Nyrt	423,974	10,344,954
India 11.5%
Apollo Hospitals Enterprise Ltd.	324,472	7,133,969
HDFC Bank Ltd.*	636,680	9,624,676
Hero MotoCorp Ltd.	241,552	9,878,285
Housing Development Finance Corp. Ltd.	413,026	10,259,795
ICICI Bank Ltd.	2,988,490	15,816,454
IndusInd Bank Ltd.	1,008,500	8,675,764
JM Financial Ltd.	1,210,182	1,341,834
Mahindra & Mahindra Ltd.	776,792	6,388,979
Metropolis Healthcare Ltd.(a)	169,752	4,346,002
National Stock Exchange*(c)(d)(i)	1,063,830	12,753,964
Reliance Industries Ltd.	43,464	702,321

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

	Number of Shares	Value
Reliance Industries Ltd.	517,900	$14,552,627
Spandana Sphoorty Financial Ltd.*	278,662	2,338,412
Tata Consultancy Services Ltd.	273,205	8,341,732
UltraTech Cement Ltd.	154,026	8,180,538
United Breweries Ltd.	363,550	5,016,643
		125,351,995
Indonesia 0.5%
Bank Central Asia Tbk PT	2,492,900	5,369,626
Korea 11.7%
Com2uS Corp.	80,373	7,508,457
Coway Co. Ltd.	172,048	11,545,793
LG Chem Ltd.	38,231	23,779,394
Orion Corp.	94,417	11,158,126
Samsung Electronics Co. Ltd.	1,028,892	46,718,014
SK Hynix, Inc.	228,574	14,444,954
SK Telecom Co. Ltd.	56,045	11,685,474
		126,840,212
Malaysia 0.7%
Inari Amertron Bhd	14,149,925	7,669,888
Peru 0.8%
Credicorp Ltd.	62,928	8,210,845
Philippines 0.0%(e)
Metropolitan Bank & Trust Co.	376,902	260,323
	Number of Shares	Value
Poland 2.3%
Dino Polska SA*(a)	295,200	$17,922,485
Powszechny Zaklad Ubezpieczen SA*	1,022,452	7,542,975
		25,465,460
Russia 5.5%
Detsky Mir PJSC(a)(c)	3,533,778	5,550,233
LUKOIL PJSC ADR	1,834	123,300
LUKOIL PJSC ADR	230,335	15,760,003
Sberbank of Russia PJSC*(c)	1,535,732	4,664,884
TCS Group Holding PLC(c)(f)	212,413	5,214,739
X5 Retail Group NV GDR(a)	177,334	6,490,425
Yandex NV Class A*	324,140	22,116,072
		59,919,656
South Africa 3.0%
Bid Corp. Ltd.	465,158	7,680,990
Capitec Bank Holdings Ltd.	105,140	5,179,081
Naspers Ltd., N Shares	107,823	19,672,271
		32,532,342
Taiwan 12.3%
Accton Technology Corp.	1,608,600	12,828,156
Chailease Holding Co. Ltd.	34,820	153,796
Chilisin Electronics Corp.	1,138,000	3,826,794
Chunghwa Telecom Co. Ltd.	2,783,000	10,288,397
eMemory Technology, Inc.	225,400	3,985,669
	Number of Shares	Value
LandMark Optoelectronics Corp.	730,000	$6,104,955
Parade Technologies Ltd.	337,000	11,945,895
Taiwan Semiconductor Manufacturing Co. Ltd.	4,701,839	68,529,652
Tong Hsing Electronic Industries Ltd.	509,000	2,298,106
Uni- President Enterprises Corp.	6,172,000	14,017,204
		133,978,624
Thailand 1.1%
CP ALL PCL*(c)	3,093,500	6,311,744
Thai Beverage PCL	12,232,522	5,520,742
		11,832,486
Turkey 0.4%
Migros Ticaret AS*	838,388	4,479,169
United Arab Emirates 0.4%
Network International Holdings PLC*(a)	796,248	3,948,380
Total Common Stocks (Cost $817,607,801)		1,037,825,558
	Number of Units
Common Stock Units 1.6%
Brazil 0.9%
Energisa SA	1,226,631	9,728,414
Mexico 0.7%
Fomento Economico Mexicano SAB de CV	1,337,444	7,778,225
Total Common Stocks Units (Cost $22,247,142)		17,506,639

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

	Number of Shares	Value
Warrants 0.6%
Hong Kong 0.6%
CICC Financial Trading Ltd. Expires 4/27/2023*(c) (Cost $6,852,903)	2,732,500	$6,852,375
Short-Term Investments 3.1%
Investment Companies 3.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(g)	23,389,133	23,389,133
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(g)(h)	10,017,929	$10,017,929
Total Short-Term Investments (Cost $33,407,062)		33,407,062
Total Investments 100.8% (Cost $880,114,908)		1,095,591,634
Liabilities Less Other Assets (0.8)%		(8,160,600)
Net Assets 100.0%		$1,087,431,034

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2020 amounted to $89,536,952, which represents 8.2% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $9,874,256 for the Fund (see Note A of Notes to Financial Statements).

(c)  Security fair valued as of August 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2020 amounted to $41,347,939, which represents 3.8% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Represents less than 0.05% of net assets of the Fund.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2020, these securities amounted to $5,214,739, which represents 0.5% of net assets of the Fund.

(g)  Represents 7-day effective yield as of August 31, 2020.

(h)  Represents investment of cash collateral received from securities lending.

(i)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At August 31, 2020, this security amounted to $12,753,964, which represents 1.2% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 8/31/2020	Fair Value Percentage of Net Assets as of 8/31/2020
National Stock Exchange	4/16/2018	$15,536,312	1.1%	$12,753,964	1.2%
Total		$15,536,312	1.1%	$12,753,964	1.2%

POSITIONS BY INDUSTRY

Industry	Investments at Values	Percentage of Net Assets
Internet & Direct Marketing Retail	$132,845,058	12.2%
Semiconductors & Semiconductor Equipment	113,436,169	10.4%
Interactive Media & Services	109,065,752	10.0%
Banks	92,397,984	8.5%
Food & Staples Retailing	53,297,183	4.9%
Technology Hardware, Storage & Peripherals	46,718,014	4.3%
Oil, Gas & Consumable Fuels	44,684,044	4.1%
Capital Markets	41,370,773	3.8%
Insurance	35,979,391	3.3%
Chemicals	31,432,704	2.9%
Beverages	30,332,122	2.8%
Wireless Telecommunication Services	30,044,501	2.8%
Electronic Equipment, Instruments & Components	28,666,014	2.6%
Food Products	25,175,330	2.3%
IT Services	19,944,211	1.8%
Household Durables	19,651,268	1.8%
Pharmaceuticals	19,226,538	1.8%
Automobiles	16,267,264	1.5%
Commercial Services & Supplies	14,369,032	1.3%
Communications Equipment	12,828,156	1.2%
Health Care Providers & Services	11,479,971	1.1%
Electrical Equipment	11,000,248	1.0%
Real Estate Management & Development	10,416,752	1.0%
Diversified Telecommunication Services	10,288,397	1.0%
Thrifts & Mortgage Finance	10,259,795	0.9%
Electric Utilities	9,728,414	0.9%
Construction & Engineering	8,268,267	0.8%
Biotechnology	8,221,467	0.8%
Construction Materials	8,180,538	0.8%
Road & Rail	8,053,248	0.8%
Gas Utilities	7,784,321	0.7%
Entertainment	7,508,457	0.7%
Diversified Financial Services	7,006,171	0.6%
Equity Real Estate Investment Trusts	6,836,781	0.6%
Metals & Mining	6,766,937	0.6%
Specialty Retail	5,550,233	0.5%
Diversified Consumer Services	4,764,655	0.4%
Consumer Finance	2,338,412	0.2%
Short-Term Investments and Other Liabilities—Net	25,246,462	2.3%
	$1,087,431,034	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Australia	$—	$6,766,937	$—	$6,766,937
China	127,214,866	272,861,230	—	400,076,096
Hong Kong	—	21,130,017	—	21,130,017
India	702,321	111,895,710	12,753,964	125,351,995
Indonesia	—	5,369,626	—	5,369,626
Korea	—	126,840,212	—	126,840,212
Malaysia	—	7,669,888	—	7,669,888
Philippines	—	260,323	—	260,323
Russia	28,729,797	31,189,859	—	59,919,656
Taiwan	—	133,978,624	—	133,978,624
Thailand	—	11,832,486	—	11,832,486
United Arab Emirates	—	3,948,380	—	3,948,380
Other Common Stocks(a)	134,681,318	—	—	134,681,318
Total Common Stocks	291,328,302	733,743,292	12,753,964	1,037,825,558
Common Stock Units(a)	17,506,639	—	—	17,506,639
Warrants(a)	—	6,852,375	—	6,852,375
Short-Term Investments	—	33,407,062	—	33,407,062
Total Investments	$308,834,941	$774,002,729	$12,753,964	$1,095,591,634

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)   The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2020
Investments in Securities: (000's omitted)
Common Stocks	$13,839	$—	$—	$(1,085)	$—	$—	$—	$—	$12,754	$(1,085)
Total	$13,839	$—	$—	$(1,085)	$—	$—	$—	$—	$12,754	$(1,085)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (cont'd)

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2020:

Asset class	Fair value at 8/31/2020	Valuation approach	Unobservable input	Amount or range		Weighted average		Impact to valuation from increase in input(c)
Common Stocks	$12,753,964	Market Comparables	Enterprise value/EBITDA multiple (EV/EBITDA)	16.1	x	16.1	x	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 88.8%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	73,000	$28,488,980
Banks 4.7%
Bank of America Corp.	246,000	6,332,040
JPMorgan Chase & Co.(a)	271,300	27,181,547
PNC Financial Services Group, Inc.	233,200	25,931,840
		59,445,427
Capital Markets 1.8%
CME Group, Inc.	53,300	9,373,871
Virtu Financial, Inc. Class A	495,200	12,791,016
		22,164,887
Chemicals 1.1%
Nutrien Ltd.	371,000	13,678,770
Construction & Engineering 1.6%
Ferrovial SA	743,323	19,852,059
Diversified Telecommunication Services 3.9%
TELUS Corp.	1,180,000	21,730,057
TELUS Corp.(b)	230,000	4,234,300
Verizon Communications, Inc.	384,600	22,795,242
		48,759,599
Electric Utilities 3.2%
NextEra Energy, Inc.(a)	143,900	40,172,563
Electrical Equipment 2.0%
Eaton Corp. PLC	242,000	24,708,200
Equity Real Estate Investment Trusts 13.4%
Alexandria Real Estate Equities, Inc.	120,800	20,340,304
Americold Realty Trust	342,200	13,123,370
Camden Property Trust	139,000	12,640,660
	Number of Shares	Value
Crown Castle International Corp.	158,400	$25,858,800
CyrusOne, Inc.	223,000	18,627,190
EastGroup Properties, Inc.	26,000	3,462,160
Equinix, Inc.(a)	26,200	20,692,236
Equity LifeStyle Properties, Inc.	285,900	18,952,311
MGM Growth Properties LLC Class A	438,100	12,297,467
Prologis, Inc.	163,500	16,654,110
Terreno Realty Corp.	82,300	4,908,372
		167,556,980
Food & Staples Retailing 0.8%
Walmart, Inc.	73,500	10,205,475
Food Products 1.3%
Flowers Foods, Inc.	660,000	16,143,600
Health Care Equipment & Supplies 1.1%
Medtronic PLC	125,300	13,465,991
Health Care Providers & Services 1.0%
CVS Health Corp.	195,000	12,113,400
Hotels, Restaurants & Leisure 0.8%
McDonald's Corp.	45,300	9,672,456
Household Durables 1.6%
Leggett & Platt, Inc.	490,500	20,110,500
Household Products 1.1%
Procter & Gamble Co.	98,000	13,556,340
Insurance 4.1%
Assurant, Inc.	104,900	12,751,644
Chubb Ltd.	198,300	24,787,500
Progressive Corp.	141,600	13,457,664
		50,996,808
IT Services 2.1%
Paychex, Inc.	351,100	26,848,617
Machinery 1.8%
Caterpillar, Inc.	160,000	22,769,600
	Number of Shares	Value
Metals & Mining 3.1%
Rio Tinto PLC ADR	414,450	$25,376,773
Southern Copper Corp.	281,200	13,525,720
		38,902,493
Multi-Utilities 7.4%
Ameren Corp.	174,800	13,828,428
CenterPoint Energy, Inc.	1,299,600	26,082,972
Dominion Energy, Inc.	302,400	23,720,256
NiSource, Inc.	423,200	9,378,112
Sempra Energy	64,100	7,925,965
WEC Energy Group, Inc.	132,100	12,427,968
		93,363,701
Oil, Gas & Consumable Fuels 3.3%
Chevron Corp.	140,000	11,750,200
Pembina Pipeline Corp.	319,500	7,911,872
Suncor Energy, Inc.	441,700	7,080,451
Valero Energy Corp.	268,900	14,141,451
		40,883,974
Personal Products 1.1%
Unilever NV	250,000	14,500,000
Pharmaceuticals 8.6%
AstraZeneca PLC ADR	539,600	30,217,600
Bristol-Myers Squibb Co.	546,000	33,961,200
Johnson & Johnson	207,500	31,832,575
Novartis AG ADR	132,700	11,420,162
		107,431,537
Semiconductors & Semiconductor Equipment 8.4%
Maxim Integrated Products, Inc.	405,000	27,718,200
QUALCOMM, Inc.	282,600	33,657,660
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	236,300	18,726,775
Texas Instruments, Inc.	177,000	25,160,550
		105,263,185

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

	Number of Shares	Value
Software 1.4%
Microsoft Corp.(a)	76,100	$17,162,833
Specialty Retail 3.4%
Best Buy Co., Inc.	138,200	15,327,762
Home Depot, Inc.	97,100	27,677,384
		43,005,146
Trading Companies & Distributors 2.4%
Watsco, Inc.	121,000	29,643,790
Total Common Stocks (Cost $849,922,855)		1,110,866,911
Convertible Preferred Stocks 0.5%
Machinery 0.5%
Stanley Black & Decker, Inc., Ser. C, 5.00%, due 5/15/2021(c)(g) (Cost $5,485,000)	5,485	6,477,785
	Principal Amount
Convertible Bonds 10.6%
Biotechnology 1.0%
BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/2027(d)	$2,350,000	2,333,792
Exact Sciences Corp., 0.38%, due 3/1/2028	10,565,000	9,734,057
		12,067,849
Diversified Consumer Services 0.2%
K12, Inc., 1.13%, due 9/1/2027(d)	1,882,000	1,893,230
Electronic Equipment, Instruments & Components 1.3%
Vishay Intertechnology, Inc., 2.25%, due 6/15/2025	16,000,000	15,602,768
	Principal Amount	Value
Health Care Equipment & Supplies 0.3%
DexCom, Inc., 0.25%, due 11/15/2025(d)	$3,755,000	$3,993,623
Health Care Providers & Services 1.2%
1Life Healthcare, Inc., 3.00%, due 6/15/2025(d)	14,100,000	14,331,668
Health Care Technology 0.3%
Teladoc Health, Inc., 1.25%, due 6/1/2027(d)	3,055,000	3,835,134
IT Services 0.5%
Okta, Inc., 0.38%, due 6/15/2026(d)	5,760,000	6,624,565
Life Sciences Tools & Services 0.1%
NanoString Technologies, Inc., 2.63%, due 3/1/2025(d)	1,400,000	1,575,268
Machinery 0.2%
Fortive Corp., 0.88%, due 2/15/2022	2,300,000	2,294,333
Media 1.8%
Liberty Media Corp.
due 3/31/2048(d) 2.13%,	11,700,000	11,690,632
due 12/1/2049(d) 2.75%,	11,230,000	11,074,932
		22,765,564
Metals & Mining 1.3%
Endeavour Mining Corp., 3.00%, due 2/15/2023(d)	13,105,000	16,758,674
	Principal Amount	Value
Road & Rail 0.1%
Lyft, Inc., 1.50%, due 5/15/2025(d)	$1,415,000	$1,530,532
Semiconductors & Semiconductor Equipment 0.3%
SMART Global Holdings, Inc., 2.25%, due 2/15/2026(d)	4,825,000	4,303,418
Software 2.0%
Envestnet, Inc., 0.75%, due 8/15/2025(d)	1,420,000	1,484,321
RealPage, Inc., 1.50%, due 5/15/2025	3,760,000	4,049,050
SailPoint Technologies Holding, Inc., 0.13%, due 9/15/2024(d)	295,000	447,232
Splunk, Inc., 1.13%, due 6/15/2027(d)	2,820,000	3,295,147
Verint Systems, Inc., 1.50%, due 6/1/2021	8,700,000	8,770,979
Workiva, Inc., 1.13%, due 8/15/2026(d)	3,630,000	3,707,540
Zscaler, Inc., 0.13%, due 7/1/2025(d)	2,355,000	2,834,712
		24,588,981
Total Convertible Bonds (Cost $124,071,175)		132,165,607

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

	Number of Shares	Value
Short-Term Investments 0.5%
Investment Companies 0.5%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(b)(e) (Cost $5,827,682)	5,827,682	$5,827,682
Total Investments 100.4% (Cost $985,306,712)		1,255,337,985
Liabilities Less Other Assets(f) (0.4)%		(4,679,550)
Net Assets 100.0%		$1,250,658,435

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $10,061,982.

(c)  Step security. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of August 31, 2020.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2020, these securities amounted to $91,714,420, which represents 7.3% of net assets of the Fund.

(e)  Represents 7-day effective yield as of August 31, 2020.

(f)  Includes the impact of the Fund's open positions in derivatives at August 31, 2020.

(g)  Perpetual security. The rate reflected was the rate in effect on August 31, 2020. The maturity date reflects the next call date.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,044,497,090	83.5%
Canada	54,635,450	4.4%
United Kingdom	44,717,600	3.6%
Australia	25,376,773	2.0%
Spain	19,852,059	1.6%
Taiwan	18,726,775	1.5%
Cayman Islands	16,758,674	1.3%
Peru	13,525,720	1.1%
Switzerland	11,420,162	0.9%
Short-Term Investments and Other Liabilities—Net	1,148,132	0.1%
	$1,250,658,435	100.0%

Derivative Instruments

Written option contracts ("options written")

At August 31, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Electric Utilities
NextEra Energy, Inc.	100	$(2,791,700)	$320	12/18/2020	$(32,750)
NextEra Energy, Inc.	100	(2,791,700)	330	12/18/2020	(20,250)
NextEra Energy, Inc.	100	(2,791,700)	350	3/19/2021	(25,000)
					(78,000)
Equity Real Estate Investment Trusts
Alexandria Real Estate Equities, Inc.	100	(1,683,800)	200	1/15/2021	(15,750)
Equinix, Inc.	50	(3,948,900)	860	12/18/2020	(103,750)
Equinix, Inc.	20	(1,579,560)	880	12/18/2020	(30,800)
Equinix, Inc.	20	(1,579,560)	870	1/15/2021	(46,000)
Equinix, Inc.	20	(1,579,560)	890	1/15/2021	(36,500)
Equinix, Inc.	20	(1,579,560)	900	1/15/2021	(32,400)
Equinix, Inc.	20	(1,579,560)	910	1/15/2021	(26,800)
Prologis, Inc.	150	(1,527,900)	120	2/19/2021	(26,250)
Terreno Realty Corp.	1	(5,964)	65	12/18/2020	(135)
					(318,385)
Food & Staples Retailing
Walmart, Inc.	100	(1,388,500)	145	10/16/2020	(36,000)
Walmart, Inc.	100	(1,388,500)	150	12/18/2020	(52,750)
Walmart, Inc.	100	(1,388,500)	155	1/15/2021	(46,500)
Walmart, Inc.	100	(1,388,500)	160	3/19/2021	(52,500)
					(187,750)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Insurance
Assurant, Inc.	125	$(1,519,500)	$145	12/18/2020	$(19,375	)(a)(b)
Assurant, Inc.	16	(194,496)	155	3/19/2021	—	(a)(b)
Progressive Corp.	150	(1,425,600)	100	11/20/2020	(40,500)
Progressive Corp.	150	(1,425,600)	105	1/15/2021	(30,375)
Progressive Corp.	150	(1,425,600)	110	2/19/2021	(21,000)
					(111,250)
Metals & Mining
Rio Tinto PLC	250	(1,530,750)	65	10/16/2020	(25,625)
Pharmaceuticals
AstraZeneca PLC	250	(1,400,000)	60	10/16/2020	(39,375)
AstraZeneca PLC	500	(2,800,000)	62.5	10/16/2020	(51,250)
AstraZeneca PLC	500	(2,800,000)	65	1/15/2021	(113,750)
AstraZeneca PLC	500	(2,800,000)	67.5	1/15/2021	(77,500)
AstraZeneca PLC	500	(2,800,000)	70	1/15/2021	(67,500)
					(349,375)
Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	70	(479,080)	70	11/20/2020	(24,325)
Maxim Integrated Products, Inc.	125	(855,500)	80	11/20/2020	(9,062)
Maxim Integrated Products, Inc.	125	(855,500)	80	1/15/2021	(19,063)
Maxim Integrated Products, Inc.	125	(855,500)	85	2/19/2021	(14,375)
Taiwan Semiconductor Manufacturing Co. Ltd.	200	(1,585,000)	65	10/16/2020	(294,000)
Taiwan Semiconductor Manufacturing Co. Ltd.	200	(1,585,000)	70	1/15/2021	(248,500)
Taiwan Semiconductor Manufacturing Co. Ltd.	150	(1,188,750)	95	1/15/2021	(40,425)
Taiwan Semiconductor Manufacturing Co. Ltd.	150	(1,188,750)	100	1/15/2021	(29,325)
Taiwan Semiconductor Manufacturing Co. Ltd.	150	(1,188,750)	105	1/15/2021	(20,475)
Taiwan Semiconductor Manufacturing Co. Ltd.	150	(1,188,750)	110	1/15/2021	(15,825)
Taiwan Semiconductor Manufacturing Co. Ltd.	150	(1,188,750)	115	1/15/2021	(13,725)
Texas Instruments, Inc.	200	(2,843,000)	145	10/16/2020	(93,000)
Texas Instruments, Inc.	200	(2,843,000)	150	11/20/2020	(93,000)
					(915,100)
Software
Microsoft Corp.	100	(2,255,300)	240	10/16/2020	(68,500)
Microsoft Corp.	100	(2,255,300)	245	11/20/2020	(103,250)
Microsoft Corp.	100	(2,255,300)	250	12/18/2020	(106,750)
Microsoft Corp.	100	(2,255,300)	260	12/18/2020	(85,000)
Microsoft Corp.	100	(2,255,300)	260	1/15/2021	(101,250)
Microsoft Corp.	50	(1,127,650)	265	2/19/2021	(59,125)
					(523,875)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Specialty Retail
Best Buy Co., Inc.	150	$(1,663,650)	$110	12/18/2020	$(148,125)
Best Buy Co., Inc.	100	(1,109,100)	125	12/18/2020	(41,750)
Best Buy Co., Inc.	150	(1,663,650)	120	1/15/2021	(105,000)
Best Buy Co., Inc.	100	(1,109,100)	135	1/15/2021	(35,350)
Best Buy Co., Inc.	125	(1,386,375)	130	3/19/2021	(82,500)
Best Buy Co., Inc.	100	(1,109,100)	140	3/19/2021	(38,000)
Home Depot, Inc.	100	(2,850,400)	285	9/18/2020	(57,250)
Home Depot, Inc.	100	(2,850,400)	300	11/20/2020	(92,500)
Home Depot, Inc.	100	(2,850,400)	320	1/15/2021	(68,000)
					(668,475)
Trading Companies & Distributors
Watsco, Inc.	100	(2,449,900)	210	11/20/2020	(385,000)
Watsco, Inc.	100	(2,449,900)	220	11/20/2020	(310,500)
Watsco, Inc.	100	(2,449,900)	270	2/19/2021	(96,500)
Watsco, Inc.	100	(2,449,900)	280	2/19/2021	(73,000)
Watsco, Inc.	100	(2,449,900)	290	2/19/2021	(51,750)
					(916,750)
Total calls					$(4,094,585)
Puts
Capital Markets
CME Group, Inc.	100	$(1,758,700)	$140	12/18/2020	$(22,000)
CME Group, Inc.	100	(1,758,700)	130	1/15/2021	(20,750)
					(42,750)
Road & Rail
Union Pacific Corp.	70	(1,347,080)	150	11/20/2020	(12,495)
Union Pacific Corp.	100	(1,924,400)	140	1/15/2021	(24,350)
Union Pacific Corp.	100	(1,924,400)	145	1/15/2021	(28,300)
					(65,145)
Total puts					$(107,895)
Total options written (premium received $2,429,726)					$(4,202,480)

(a)  Security fair valued as of August 31, 2020 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the year ended August 31, 2020, the average market value for the months where the Fund had options written outstanding was $(2,215,879). At August 31, 2020, the Fund had securities pledged in the amount of $37,516,798 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,110,866,911	$—	$—	$1,110,866,911
Convertible Preferred Stocks(a)	6,477,785	—	—	6,477,785
Convertible Bonds(a)	—	132,165,607	—	132,165,607
Short-Term Investments	—	5,827,682	—	5,827,682
Total Investments	$1,117,344,696	$137,993,289	$—	$1,255,337,985

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Options Written
Liabilities	$(4,183,105)	$—	$(19,375)	$(4,202,480)
Total	$(4,183,105)	$—	$(19,375)	$(4,202,480)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2020
Other Financial Instruments: (000's omitted)
Options Written(c)	$—	$—	$—	$13	$—	$(32)	$—	$—	$(19)	$13
Total	$—	$—	$—	$13	$—	$(32)	$—	$—	$(19)	$13

(c)  As of the year ended August 31, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 98.0%
Banks 1.5%
First Republic Bank	101,600	$11,471,656
Chemicals 5.1%
Ecolab, Inc.	64,200	12,652,536
Linde PLC	105,200	26,272,648
		38,925,184
Commercial Services 0.4%
LegalZoom.com, Inc.*(a)(b)(e)	286,288	2,819,507
Diversified Telecommunication Services 2.5%
Cellnex Telecom SA(c)	296,330	18,982,614
Electronic Equipment, Instruments & Components 1.2%
Keysight Technologies, Inc.*	95,800	9,438,216
Equity Real Estate Investment Trusts 3.7%
Equity LifeStyle Properties, Inc.	54,600	3,619,434
Prologis, Inc.	241,200	24,568,632
		28,188,066
Food Products 2.6%
Nestle SA	168,100	20,187,993
Household Products 2.8%
Procter & Gamble Co.	154,400	21,358,152
Industrial Conglomerates 1.6%
Roper Technologies, Inc.	28,100	12,004,039
Internet & Direct Marketing Retail 11.7%
Alibaba Group Holding Ltd. ADR*	77,800	22,330,934
Amazon.com, Inc.*	13,600	46,933,056
Booking Holdings, Inc.*	11,000	21,014,950
		90,278,940
IT Services 15.3%
Adyen NV*(c)	1,700	2,866,547
EPAM Systems, Inc.*	61,300	20,051,230
Fidelity National Information Services, Inc.	207,838	31,352,362
	Number of Shares	Value
MasterCard, Inc. Class A	67,100	$24,034,549
Visa, Inc. Class A	153,512	32,543,009
Wix.com Ltd.*	24,100	7,100,583
		117,948,280
Life Sciences Tools & Services 1.0%
IQVIA Holdings, Inc.*	45,600	7,467,000
Personal Products 4.6%
Estee Lauder Cos., Inc. Class A	73,100	16,207,732
L'Oreal SA	57,800	19,099,355
		35,307,087
Pharmaceuticals 2.0%
Zoetis, Inc.	96,800	15,497,680
Professional Services 6.4%
IHS Markit Ltd.	228,000	18,221,760
TransUnion	223,600	19,390,592
Verisk Analytics, Inc.	60,900	11,368,203
		48,980,555
Semiconductors & Semiconductor Equipment 4.2%
ASML Holding NV	86,500	32,366,570
Software 20.6%
Adobe, Inc.*	44,200	22,691,838
AvidXchange, Inc.*(a)(b)(e)	10,202	625,026
Constellation Software, Inc.	25,000	28,941,427
Duck Creek Technologies, Inc.*(a)(e)	278,652	10,059,328
Duck Creek Technologies, Inc.*	77,958	3,039,582
Fair Isaac Corp.*	59,400	24,994,926
Intuit, Inc.	34,500	11,915,955
Microsoft Corp.	178,600	40,279,658
ServiceNow, Inc.*	32,600	15,713,852
		158,261,592
Textiles, Apparel & Luxury Goods 8.8%
LVMH Moet Hennessy Louis Vuitton SE	47,500	$22,265,527
Moncler SpA*	82,800	3,206,365
NIKE, Inc. Class B	264,900	29,639,661
Puma SE*	147,800	12,201,772
		67,313,325
	Number of Shares	Value
Trading Companies & Distributors 2.0%
IMCD NV	142,700	$15,237,645
Total Common Stocks (Cost $554,484,146)		752,034,101
	Number of Units
Limited Partnerships Units 0.7%
Capital Markets 0.7%
CC DNB Holdings, L.P.*(a)(e) (Cost $5,000,006)	230,734	5,650,676
	Number of Shares
Preferred Stocks 0.7%
Food Products 0.4%
Sweetgreen, Inc. Ser. D*(a)(b)(e)	250,000	2,500,000
Sweetgreen, Inc. Ser. I*(a)(b)(e)	27,151	464,282
		2,964,282
Software 0.3%
AvidXchange, Inc. Ser. F*(a)(b)(e)	40,808	2,500,102
Total Preferred Stocks (Cost $5,464,364)		5,464,384
Short-Term Investments 0.7%
Investment Companies 0.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(d) (Cost $5,466,808)	5,466,808	5,466,808
Total Investments 100.1% (Cost $570,415,324)		768,615,969
Liabilities Less Other Assets (0.1)%		(623,697)
Net Assets 100.0%		$767,992,272

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

*  Non-income producing security.

(a)  Security fair valued as of August 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2020 amounted to $24,618,921, which represents 3.2% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2020 amounted to $21,849,161, which represents 2.8% of net assets of the Fund.

(d)  Represents 7-day effective yield as of August 31, 2020.

(e)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At August 31, 2020, these securities amounted to $24,618,921, which represents 3.2% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 8/31/2020	Fair Value Percentage of Net Assets as of 8/31/2020
AvidXchange, Inc.	4/7/2020	$500,020	0.1%	$625,026	0.1%
AvidXchange, Inc. (Ser. F Preferred Shares)	4/7/2020	2,000,082	0.3%	2,500,102	0.3%
CC DNB Holdings, L.P.	7/6/2020	5,000,006	0.7%	5,650,676	0.7%
Duck Creek Technologies, Inc.	8/18/2020	3,333,333	0.4%	10,059,328	1.3%
LegalZoom.com, Inc.	8/22/2018	2,819,507	0.4%	2,819,507	0.4%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	3,000,000	0.4%	2,500,000	0.3%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	464,282	0.1%	464,282	0.1%
Total		$17,117,230	2.4%	$24,618,921	3.2%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$532,089,181	69.3%
Netherlands	50,470,762	6.6%
France	41,364,882	5.4%
Canada	28,941,427	3.8%
United Kingdom	26,272,648	3.4%
China	22,330,934	2.9%
Switzerland	20,187,993	2.6%
Spain	18,982,614	2.5%
Germany	12,201,772	1.6%
Israel	7,100,583	0.9%
Italy	3,206,365	0.4%
Short-Term Investments and Other Liabilities—Net	4,843,111	0.6%
	$767,992,272	100.0%

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$2,819,507	$2,819,507
Software	147,577,238	10,059,328	625,026	158,261,592
Other Common Stocks(a)	590,953,002	—	—	590,953,002
Total Common Stocks	738,530,240	10,059,328	3,444,533	752,034,101
Limited Partnerships Units(a)	—	5,650,676	—	5,650,676
Preferred Stocks(a)	—	—	5,464,384	5,464,384
Short-Term Investments	—	5,466,808	—	5,466,808
Total Investments	$738,530,240	$21,176,812	$8,908,917	$768,615,969

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country Summary.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2020
Investments in Securities: (000's omitted)
Common Stocks	$2,820	$—	$—	$125	$500	$—	$—	$—	$3,445	$125
Preferred Stocks	3,000	—	—	—	2,464	—	—	—	5,464	—
Total	$5,820	$—	$—	$125	$2,964	$—	$—	$—	$8,909	$125

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2020.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (cont'd)

Asset class	Fair value at 8/31/2020	Valuation approach	Unobservable input	Amount or range	Weighted average	Impact to valuation from increase in input(c)
Common Stocks	$2,819,507	Market Comparables	Enterprise value/Revenue multiple (EV/Revenue)	5.3x	5.3x	Increase
	625,026	Market Comparables	Enterprise value/EBITDA multiple (EV/EBITDA)	11.8x	11.8x	Increase
Preferred Stocks	5,000,102	Market Comparables	Enterprise value/EBITDA multiple (EV/EBITDA)	4.7x - 11.8x	8.3x	Increase
	464,282	Market Approach	Transaction Price	$17.10	$17.10	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 99.0%
Air Freight & Logistics 0.5%
Forward Air Corp.	823,079	$48,553,430
Airlines 0.5%
Allegiant Travel Co.	431,679	55,513,919
Auto Components 3.1%
Fox Factory Holding Corp.*(a)	2,114,136	213,126,050
LCI Industries	992,226	112,746,641
		325,872,691
Banks 7.5%
Bank of Hawaii Corp.	1,750,952	96,372,398
BOK Financial Corp.	861,608	48,370,673
Columbia Banking System, Inc.	1,760,889	49,146,412
Community Bank System, Inc.	1,608,907	96,807,934
Cullen/Frost Bankers, Inc.	1,174,673	81,592,787
CVB Financial Corp.	4,244,697	77,295,933
First Financial Bankshares, Inc.	3,570,630	108,100,823
First Hawaiian, Inc.	3,254,364	53,794,637
Glacier Bancorp, Inc.	1,966,969	69,011,107
Lakeland Financial Corp.	648,329	29,622,152
Prosperity Bancshares, Inc.	1,398,643	76,254,016
		786,368,872
Biotechnology 2.6%
Abcam PLC	2,644,846	44,123,016
Emergent BioSolutions, Inc.*	2,020,530	230,441,446
		274,564,462
	Number of Shares	Value
Building Products 1.4%
AAON, Inc.	2,257,119	$128,497,784
CSW Industrials, Inc.	194,515	14,053,709
		142,551,493
Capital Markets 4.0%
Artisan Partners Asset Management, Inc. Class A	1,015,157	39,296,727
FactSet Research Systems, Inc.	131,900	46,217,760
Hamilton Lane, Inc. Class A	618,180	45,195,140
Houlihan Lokey, Inc.	1,076,138	63,061,687
MarketAxess Holdings, Inc.	464,833	225,880,948
		419,652,262
Chemicals 2.0%
Chase Corp.(a)	498,305	48,619,619
NewMarket Corp.	103,674	38,617,528
Quaker Chemical Corp.	659,529	125,310,510
		212,547,657
Commercial Services & Supplies 4.2%
IAA, Inc.*	1,972,815	103,217,681
MSA Safety, Inc.	1,028,133	129,493,351
Rollins, Inc.	2,636,901	145,398,721
Tetra Tech, Inc.	704,270	65,011,164
		443,120,917
Communications Equipment 1.0%
NetScout Systems, Inc.*(a)	4,465,671	103,335,627
Construction & Engineering 0.6%
Valmont Industries, Inc.	525,396	66,751,562
Construction Materials 0.7%
Eagle Materials, Inc.	870,814	71,206,461
Containers & Packaging 1.1%
AptarGroup, Inc.	1,010,704	119,657,247
Distributors 3.6%
Pool Corp.	1,144,639	375,258,450
	Number of Shares	Value
Diversified Consumer Services 1.2%
Bright Horizons Family Solutions, Inc.*	905,345	$120,419,938
Electronic Equipment, Instruments & Components 5.9%
Cognex Corp.	1,812,600	125,413,794
Littelfuse, Inc.	695,297	125,737,509
Novanta, Inc.*	1,327,647	142,283,929
Rogers Corp.*(a)	1,102,336	124,905,692
Zebra Technologies Corp. Class A*	370,162	106,062,518
		624,403,442
Energy Equipment & Services 0.3%
Cactus, Inc. Class A	1,235,419	27,290,406
Food & Staples Retailing 0.6%
Grocery Outlet Holding Corp.*	1,468,108	60,383,282
Food Products 1.4%
J & J Snack Foods Corp.	333,640	45,358,358
Lancaster Colony Corp.	598,975	106,449,837
		151,808,195
Health Care Equipment & Supplies 8.5%
Atrion Corp.(a)	116,949	73,879,022
Haemonetics Corp.*	1,998,919	179,223,078
Heska Corp.*	337,797	34,995,769
IDEXX Laboratories, Inc.*	471,983	184,573,672
Neogen Corp.*	684,699	52,174,064
West Pharmaceutical Services, Inc.	1,279,354	363,285,362
		888,130,967
Health Care Providers & Services 2.5%
Chemed Corp.	422,855	218,662,549
National Research Corp.	721,849	40,423,544
		259,086,093
Health Care Technology 0.5%
Simulations Plus, Inc.	830,310	49,469,870
Hotels, Restaurants & Leisure 0.9%
Texas Roadhouse, Inc.	1,420,504	89,477,547

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (cont'd)

	Number of Shares	Value
Household Products 2.4%
Church & Dwight Co., Inc.	1,444,305	$138,407,748
WD-40 Co.	577,807	118,092,195
		256,499,943
Insurance 1.9%
AMERISAFE, Inc.(a)	1,125,190	75,083,929
RLI Corp.	1,280,891	120,134,767
		195,218,696
IT Services 1.6%
Computer Services, Inc.	723,000	43,741,500
Jack Henry & Associates, Inc.	777,509	128,615,539
		172,357,039
Life Sciences Tools & Services 2.9%
Bio-Techne Corp.	874,783	223,472,065
ICON PLC*	460,702	85,879,460
		309,351,525
Machinery 5.3%
Graco, Inc.	1,576,682	91,479,090
Kadant, Inc.	429,074	49,961,377
Lindsay Corp.	461,195	46,087,216
Nordson Corp.	564,063	105,192,109
Omega Flex, Inc.	7,635	1,005,835
RBC Bearings, Inc.*	997,207	131,671,212
Toro Co.	1,805,087	135,886,949
		561,283,788
Media 3.4%
Cable One, Inc.	80,692	148,499,908
Gray Television, Inc. *	2,115,284	32,829,208
Nexstar Media Group, Inc. Class A	1,365,848	131,135,067
TechTarget, Inc.*	1,051,500	41,723,520
		354,187,703
Multiline Retail 0.5%
Ollie's Bargain Outlet Holdings, Inc.*	596,010	56,942,795
Professional Services 1.8%
Exponent, Inc.	2,306,102	185,537,436
Real Estate Management & Development 1.3%
FirstService Corp.	1,087,779	136,113,786
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 5.2%
Cabot Microelectronics Corp.	1,013,637	$154,366,779
Lattice Semiconductor Corp.*	3,361,115	96,127,889
MKS Instruments, Inc.	930,071	111,171,386
Power Integrations, Inc.(a)	3,215,964	179,997,505
		541,663,559
Software 12.4%
Altair Engineering, Inc. Class A*	1,365,727	57,387,849
Aspen Technology, Inc.*	1,898,251	241,134,825
Fair Isaac Corp.*	602,843	253,670,306
Manhattan Associates, Inc.*	2,437,024	237,000,584
Model N, Inc.*	1,642,236	64,572,719
Qualys, Inc.*	1,597,384	169,546,338
SPS Commerce, Inc.*	867,880	69,326,254
Tyler Technologies, Inc.*	609,280	210,390,477
		1,303,029,352
Specialty Retail 3.6%
Asbury Automotive Group, Inc.*	891,723	94,335,376
Floor & Decor Holdings, Inc. Class A*	1,300,241	95,229,651
Lithia Motors, Inc. Class A	426,617	106,210,568
Monro, Inc.	276,954	12,764,810
Tractor Supply Co.	489,799	72,896,785
		381,437,190
Trading Companies & Distributors 2.1%
Applied Industrial Technologies, Inc.	324,427	19,533,750
Richelieu Hardware Ltd.(b)	1,428,292	38,117,717
	Number of Shares	Value
SiteOne Landscape Supply, Inc.*	546,365	$68,322,943
Watsco, Inc.	403,912	98,954,401
		224,928,811
Total Common Stocks (Cost $4,922,327,866)		10,393,976,413
Short-Term Investments 0.8%
Investment Companies 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(c)	5,622,615	5,622,615
State Street Institutional Treasury Plus Money Market Fund Premier Class, 0.03%(c)	82,475,578	82,475,578
Total Short-Term Investments (Cost $88,098,193)		88,098,193
Total Investments 99.8% (Cost $5,010,426,059)		10,482,074,606
Other Assets Less Liabilities 0.2%		19,897,811
Net Assets 100.0%		$10,501,972,417

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (cont'd)

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of August 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2020 amounted to $38,117,717, which represents 0.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Biotechnology	$230,441,446	$44,123,016	$—	$274,564,462
Trading Companies & Distributors	186,811,094	38,117,717	—	224,928,811
Other Common Stocks(a)	9,894,483,140	—	—	9,894,483,140
Total Common Stocks	10,311,735,680	82,240,733	—	10,393,976,413
Short-Term Investments	—	88,098,193	—	88,098,193
Total Investments	$10,311,735,680	$170,338,926	$—	$10,482,074,606

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 101.4%
Australia 5.2%
Charter Hall Long Wale REIT	6,500	$23,668
Goodman Group	3,367	45,326
Mirvac Group	16,024	24,875
		93,869
Belgium 2.7%
Shurgard Self Storage SA	1,097	48,241
Canada 3.7%
Allied Properties Real Estate Investment Trust	456	12,865
Brookfield Asset Management, Inc. Class A	528	17,819
Canadian Apartment Properties REIT	472	16,284
Summit Industrial Income REIT	2,140	19,475
		66,443
France 1.3%
ARGAN SA	218	23,153
Germany 1.2%
LEG Immobilien AG	145	21,329
Hong Kong 4.8%
Sun Hung Kai Properties Ltd.	2,904	38,962
SUNeVision Holdings Ltd.	36,000	26,727
Swire Properties Ltd.	7,850	21,248
		86,937
Japan 12.3%
Japan Real Estate Investment Corp.	3	16,800
Keihanshin Building Co. Ltd.	750	10,660
LaSalle Logiport REIT	14	23,489
Mitsubishi Estate Co. Ltd.	1,880	29,421
Mitsui Fudosan Co. Ltd.	2,061	37,284
Mitsui Fudosan Logistics Park, Inc.	9	44,990
Nippon Accommodations Fund, Inc.	4	24,641
Nomura Real Estate Holdings, Inc.	1,800	34,340
		221,625
	Number of Shares	Value
Singapore 3.1%
CapitaLand Ltd.	11,507	$23,396
Keppel DC REIT	9,000	19,232
Mapletree Industrial Trust	6,300	14,100
		56,728
Spain 0.8%
Merlin Properties Socimi SA	1,659	14,888
Sweden 1.0%
Hufvudstaden AB, A Shares	1,432	17,747
United Kingdom 9.8%
Safestore Holdings PLC	3,855	40,355
Segro PLC	6,725	85,503
UNITE Group PLC	3,987	51,375
		177,233
United States 55.5%
American Homes 4 Rent Class A	1,064	30,473
American Tower Corp.	404	100,657
Apartment Investment & Management Co. Class A	488	17,583
Boston Properties, Inc.	116	10,077
Camden Property Trust	201	18,279
Crown Castle International Corp.	446	72,809
CyrusOne, Inc.	377	31,491
Digital Realty Trust, Inc.	382	59,458
Douglas Emmett, Inc.	603	16,836
Duke Realty Corp.	804	30,994
Equinix, Inc.	108	85,296
Equity LifeStyle Properties, Inc.	854	56,612
Equity Residential	617	34,830
Essex Property Trust, Inc.	120	25,981
Extra Space Storage, Inc.	193	20,564
Healthcare Trust of America, Inc. Class A	644	16,995
Healthpeak Properties, Inc.	893	24,682
Highwoods Properties, Inc.	290	10,805
	Number of Shares	Value
Invitation Homes, Inc.	692	$19,812
National Retail Properties, Inc.	393	13,928
Omega Healthcare Investors, Inc.	242	7,495
Prologis, Inc.	722	73,543
Public Storage	223	47,365
Regency Centers Corp.	708	28,115
SBA Communications Corp.	170	52,032
Simon Property Group, Inc.	162	10,992
Spirit Realty Capital, Inc.	371	13,174
Welltower, Inc.	570	32,786
Weyerhaeuser Co.	1,310	39,706
		1,003,370
Total Common Stocks (Cost $1,741,612)		1,831,563
	Number of Units
Common Stock Units 0.5%
Singapore 0.5%
Ascendas India Trust (Cost $9,583)	9,800	9,638
	Number of Shares
Short-Term Investments 2.4%
Investment Companies 2.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(a) (Cost $43,655)	43,655	43,655
Total Investments 104.3% (Cost $1,794,850)		1,884,856
Liabilities Less Other Assets (4.3)%		(77,611)
Net Assets 100.0%		$1,807,245

(a)  Represents 7-day effective yield as of August 31, 2020.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$722,653	40.0%
Industrial & Office REITs	404,467	22.4%
Residential REITs	320,745	17.7%
Real Estate Holding & Development	288,571	16.0%
Retail REITs	66,209	3.7%
Diversified REITs	38,556	2.1%
Short-Term Investments and Other Liabilities—Net	(33,956)	(1.9)%
	$1,807,245	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$93,869	$—	$93,869
Hong Kong	—	86,937	—	86,937
Japan	—	221,625	—	221,625
Singapore	—	56,728	—	56,728
United Kingdom	—	177,233	—	177,233
Other Common Stocks(a)	1,195,171	—	—	1,195,171
Total Common Stocks	1,195,171	636,392	—	1,831,563
Common Stock Units
Singapore	—	9,638	—	9,638
Short-Term Investments	—	43,655	—	43,655
Total Investments	$1,195,171	$689,685	$—	$1,884,856

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 95.6%
Auto Components 2.1%
Minth Group Ltd.	350,000	$1,179,939
Automobiles 1.3%
Brilliance China Automotive Holdings Ltd.	800,000	720,673
Banks 3.0%
China Merchants Bank Co. Ltd., H Shares	360,000	1,717,543
Beverages 5.5%
China Resources Beer Holdings Co. Ltd.	242,000	1,573,030
Kweichow Moutai Co. Ltd. Class A	6,000	1,562,684
		3,135,714
Biotechnology 1.9%
Akeso, Inc.*(a)	200,000	760,634
CanSino Biologics, Inc., H Shares*(a)	15,000	316,908
		1,077,542
Commercial Services & Supplies 2.5%
China Everbright International Ltd.	2,348,370	1,416,241
Construction Materials 6.0%
China National Building Material Co. Ltd., H Shares	2,420,000	3,396,670
Containers & Packaging 2.2%
Yunnan Energy New Material Co. Ltd. Class A	110,000	1,255,174
Diversified Consumer Services 1.4%
New Oriental Education & Technology Group, Inc. ADR*	5,400	791,802
	Number of Shares	Value
Electronic Equipment, Instruments & Components 1.1%
Sunny Optical Technology Group Co. Ltd.	39,000	$577,009
Zhejiang Dahua Technology Co. Ltd. Class A	6,200	20,660
		597,669
Food Products 8.8%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	443,000	2,709,782
Tingyi Cayman Islands Holding Corp.	590,000	1,107,232
Wens Foodstuffs Group Co. Ltd. Class A	323,000	1,161,847
		4,978,861
Household Durables 7.0%
Gree Electric Appliances, Inc. of Zhuhai Class A	322,081	2,558,904
Haier Smart Home Co. Ltd. Class A	440,000	1,430,208
		3,989,112
Insurance 8.9%
China Pacific Insurance Group Co. Ltd., H Shares	626,000	1,736,571
China Taiping Insurance Holdings Co. Ltd.	780,000	1,237,120
Ping An Insurance Group Co. of China Ltd., H Shares	195,000	2,081,898
		5,055,589
Interactive Media & Services 9.3%
Tencent Holdings Ltd.	77,400	5,287,841
Internet & Direct Marketing Retail 9.8%
Alibaba Group Holding Ltd.*	155,000	5,579,200
	Number of Shares	Value
Machinery 5.1%
Weichai Power Co. Ltd., H Shares	1,450,000	$2,910,587
Oil, Gas & Consumable Fuels 1.6%
China Petroleum & Chemical Corp., H Shares	2,000,000	918,284
Pharmaceuticals 3.8%
CSPC Pharmaceutical Group Ltd.	968,000	2,138,716
Real Estate Management & Development 7.6%
China Overseas Property Holdings Ltd.	475,000	427,799
China Resources Land Ltd.	604,000	2,790,244
CIFI Holdings Group Co. Ltd.	1,249,411	1,061,995
		4,280,038
Specialty Retail 3.1%
China Yongda Automobiles Services Holdings Ltd.	1,209,000	1,445,567
Li Ning Co. Ltd.	79,500	335,801
		1,781,368
Textiles, Apparel & Luxury Goods 3.6%
Shenzhou International Group Holdings Ltd.	128,000	2,060,883
Total Common Stocks (Cost $48,876,619)		54,269,446
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(b) (Cost $550,534)	550,534	550,534
Total Investments 96.6% (Cost $49,427,153)		54,819,980
Other Assets Less Liabilities 3.4%		1,920,905
Net Assets 100.0%		$56,740,885

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2020 amounted to $1,077,542, which represents 1.9% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Auto Components	$—	$1,179,939	$—	$1,179,939
Automobiles	—	720,673	—	720,673
Banks	—	1,717,543	—	1,717,543
Beverages	—	3,135,714	—	3,135,714
Biotechnology	—	1,077,542	—	1,077,542
Commercial Services & Supplies	—	1,416,241	—	1,416,241
Construction Materials	—	3,396,670	—	3,396,670
Containers & Packaging	—	1,255,174	—	1,255,174
Electronic Equipment, Instruments & Components	—	597,669	—	597,669
Food Products	—	4,978,861	—	4,978,861
Household Durables	—	3,989,112	—	3,989,112
Insurance	—	5,055,589	—	5,055,589
Interactive Media & Services	—	5,287,841	—	5,287,841
Internet & Direct Marketing Retail	—	5,579,200	—	5,579,200
Machinery	—	2,910,587	—	2,910,587
Oil, Gas & Consumable Fuels	—	918,284	—	918,284
Pharmaceuticals	—	2,138,716	—	2,138,716
Real Estate Management & Development	—	4,280,038	—	4,280,038
Specialty Retail	—	1,781,368	—	1,781,368
Textiles, Apparel & Luxury Goods	—	2,060,883	—	2,060,883
Other Common Stocks(a)	791,802	—	—	791,802
Total Common Stocks	791,802	53,477,644	—	54,269,446
Short-Term Investments	—	550,534	—	550,534
Total Investments	$791,802	$54,028,178	$—	$54,819,980

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 93.7%
Aerospace & Defense 1.2%
L3Harris Technologies, Inc.	109,910	$19,865,133
Biotechnology 1.0%
Gilead Sciences, Inc.	241,485	16,119,124
Capital Markets 7.1%
BlackRock, Inc.	44,815	26,628,625
Blackstone Group, Inc. Class A	382,795	20,268,995
Brookfield Asset Management, Inc. Class A	519,660	17,533,328
CME Group, Inc.	104,000	18,290,480
S&P Global, Inc.	37,800	13,850,676
Tradeweb Markets, Inc. Class A	332,380	19,042,050
		115,614,154
Chemicals 3.0%
Air Products & Chemicals, Inc.	58,675	17,148,355
Ashland Global Holdings, Inc.	424,275	31,264,825
		48,413,180
Commercial Services 1.3%
LegalZoom.com, Inc.*(a)(b)(k)	2,176,736	21,437,584
Commercial Services & Supplies 0.9%
Waste Management, Inc.	133,070	15,169,980
Communications Equipment 0.9%
Motorola Solutions, Inc.	94,430	14,613,042
Electric Utilities 2.0%
NextEra Energy, Inc.	117,000	32,662,890
Electronic Equipment, Instruments & Components 1.7%
CDW Corp.	235,000	26,707,750
Entertainment 3.2%
Activision Blizzard, Inc.	350,000	29,232,000
Spotify Technology SA*	81,000	22,854,960
		52,086,960
	Number of Shares	Value
Food & Staples Retailing 2.9%
Costco Wholesale Corp.(c)	74,620	$25,942,389
Walmart, Inc.	149,000	20,688,650
		46,631,039
Food Products 0.6%
Mondelez International, Inc. Class A	130,000	7,594,600
Whole Earth Brands, Inc.*	288,800	2,313,288
		9,907,888
Health Care Equipment & Supplies 5.3%
Baxter International, Inc.(c)	238,620	20,776,643
Becton, Dickinson & Co.	95,470	23,177,252
Intuitive Surgical, Inc.*	19,530	14,273,305
Medtronic PLC	256,320	27,546,711
		85,773,911
Health Care Providers & Services 2.6%
Humana, Inc.	46,180	19,172,551
UnitedHealth Group, Inc.	73,000	22,816,150
		41,988,701
Hotels, Restaurants & Leisure 2.9%
Dunkin' Brands Group, Inc.	108,870	8,282,830
McDonald's Corp.	178,000	38,006,560
		46,289,390
Industrial Conglomerates 0.5%
Honeywell International, Inc.	46,700	7,731,185
Interactive Media & Services 6.8%
Alphabet, Inc. Class A*(c)	40,985	66,786,287
Facebook, Inc. Class A*(c)	147,000	43,100,400
		109,886,687
Internet & Direct Marketing Retail 7.6%
Alibaba Group Holding Ltd. ADR*	47,620	13,668,369
Amazon.com, Inc.*	19,500	67,293,720
Chewy, Inc. Class A*(d)	398,000	24,305,860
Expedia Group, Inc.	185,840	18,240,196
		123,508,145
	Number of Shares	Value
IT Services 4.7%
Druva, Inc. Ser.4 Preference Shares*(a)(b)(k)	287,787	$1,500,004
PayPal Holdings, Inc.*	47,150	9,625,201
Repay Holdings Corp.*	377,670	9,555,051
Visa, Inc. Class A(c)	146,670	31,092,573
WEX, Inc.*	156,890	25,056,902
		76,829,731
Leisure Products 0.2%
Peloton Interactive, Inc. Class A*	50,000	3,833,500
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	49,370	21,178,743
Multi-Utilities 1.2%
WEC Energy Group, Inc.	200,000	18,816,000
Oil, Gas & Consumable Fuels 0.1%
Venture Global LNG, Inc. Ser. C*(a)(b)(k)	329	1,612,100
Pharmaceuticals 1.4%
Johnson & Johnson	146,325	22,447,718
Professional Services 4.3%
Equifax, Inc.	192,165	32,335,605
IHS Markit Ltd.	475,400	37,993,968
		70,329,573
Road & Rail 1.0%
Union Pacific Corp.	79,880	15,372,107
Software 18.8%
Adobe, Inc.*	58,000	29,776,620
Anaplan, Inc.*	500,630	30,663,587
Atlassian Corp. PLC Class A*	71,935	13,794,256
AvidXchange, Inc.*(a)(b)(k)	48,968	3,000,024
Duck Creek Technologies, Inc.(a)(k)	1,243,177	44,878,672
Intuit, Inc.	22,510	7,774,729
Microsoft Corp.(c)	365,000	82,318,450
salesforce.com, Inc.*	145,000	39,534,250
ServiceNow, Inc.*	62,000	29,885,240

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

	Number of Shares	Value
Workday, Inc. Class A*	93,000	$22,293,030
		303,918,858
Specialty Retail 2.1%
Home Depot, Inc.	118,000	33,634,720
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	533,000	68,778,320
Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc. Class B	252,000	28,196,280
Trading Companies & Distributors 1.2%
HD Supply Holdings, Inc.*	297,130	11,784,176
Univar Solutions, Inc.*	396,350	7,209,606
		18,993,782
Total Common Stocks (Cost $915,265,811)		1,518,348,175
	Number of Units
Limited Partnerships Units 2.2%
Capital Markets 2.2%
CC DNB Holdings, L.P.*(a)(k) (Cost $31,000,018)	1,430,550	35,034,170
	Number of Shares	Value
Preferred Stocks 2.6%
Food Products 0.4%
Sweetgreen, Inc. Ser. D*(a)(b)(k)	626,667	$6,266,670
Sweetgreen, Inc. Ser. I*(a)(b)(k)	59,031	1,009,430
		7,276,100
Software 0.7%
AvidXchange, Inc. Ser. F*(a)(b)(k)	195,872	12,000,098
Specialty Retail 1.5%
Fanatics, Inc. Ser. E*(a)(b)(k)	1,359,167	23,499,998
Total Preferred Stocks (Cost $41,629,510)		42,776,196
Warrants 0.0%(e)
Food Products 0.0%(e)
Whole Earth Brands, Inc.* (Cost $207,647)	144,400	119,852
Total Options Purchased(f) 0.2% (Cost $707,983)		3,519,375
	Number of Shares	Value
Short-Term Investments 2.9%
Investment Companies 2.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(g)(h)	22,451,488	$22,451,488
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(g)(i)	24,275,560	24,275,560
Total Short-Term Investments (Cost $46,727,048)		46,727,048
Total Investments 101.6% (Cost $1,035,538,017)		1,646,524,816
Liabilities Less Other Assets(j) (1.6)%		(25,860,276)
Net Assets 100.0%		$1,620,664,540

*  Non-income producing security.

(a)  Security fair valued as of August 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2020 amounted to $150,238,750, which represents 9.3% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of the security is pledged as collateral for options written.

(d)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $24,303,417 for the Fund (see Note A of the Notes to Financial Statements).

(e)  Represents less than 0.05% of net assets of the Fund.

(f)  See "Purchased option contracts" under Derivative Instruments.

(g)  Represents 7-day effective yield as of August 31, 2020.

(h)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $22,451,488.

(i)  Represents investment of cash collateral received from securities lending.

(j)  Includes the impact of the Fund's open positions in derivatives at August 31, 2020.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(k)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At August 31, 2020, these securities amounted to $150,238,750, which represents 9.2% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 8/31/2020	Fair Value Percentage of Net Assets as of 8/31/2020
AvidXchange, Inc.	4/7/2020	$2,400,020	0.2%	$3,000,024	0.2%
AvidXchange, Inc. (Ser. F Preferred Shares)	4/7/2020	9,600,079	0.8%	12,000,098	0.7%
CC DNB Holdings, L.P.	7/6/2020	31,000,019	2.1%	35,034,170	2.2%
Druva, Inc.	6/14/2019	1,500,003	0.1%	1,500,004	0.1%
Duck Creek Technologies, Inc.	8/18/2020	15,450,014	1.0%	44,878,672	2.7%
Fanatics (Ser. E Preferred Shares)	8/13/2020	23,499,998	1.6%	23,499,998	1.5%
LegalZoom.com, Inc.	8/22/2018	21,437,584	1.7%	21,437,584	1.3%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	7,520,004	0.6%	6,266,670	0.3%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	1,009,430	0.1%	1,009,430	0.1%
Venture Global LNG, Inc. Ser. C	11/21/2018	2,303,000	0.2%	1,612,100	0.1%
Total		$115,720,151	8.4%	$150,238,750	9.2%

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2020, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Hotels, Restaurants & Leisure
Dunkin' Brands Group, Inc.	1,000	$7,608,000	$75	9/18/2020	$277,500
Leisure Products
Peloton Interactive, Inc.	750	5,750,250	35	10/16/2020	3,241,875
Total options purchased (cost $707,983)					$3,519,375

Written option contracts ("options written")

At August 31, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Industrial Conglomerates
Honeywell International, Inc.	245	$(4,055,975)	$155	9/18/2020	$(276,238)
Interactive Media & Services
Facebook, Inc.	58	(1,700,560)	220	9/18/2020	(427,895)

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
IT Services
Visa, Inc.	182	$(3,858,218)	$200	12/18/2020	$(373,100)
Trading Companies & Distributors
Univar Solutions, Inc.	1,750	(3,183,250)	17.5	9/18/2020	(236,250)
Total calls					$(1,313,483)
Puts
Chemicals
Air Products & Chemicals, Inc.	249	$(7,277,274)	$170	9/18/2020	$—	(a)(b)
Entertainment
Activision Blizzard, Inc.	525	(4,384,800)	50	11/20/2020	(35,700)
Total puts					$(35,700)
Total options written (premium received $943,332)					$(1,349,183)

(a)  Security fair valued as of August 31, 2020 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the year ended August 31, 2020, the average market value for the months where the Fund had options purchased and options written outstanding was $1,828,991 and $(1,257,598), respectively. At August 31, 2020, the Fund had securities pledged in the amount of $36,499,400 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Capital Markets	$115,614,154	$—	$—	$115,614,154
Commercial Services	—	—	21,437,584	21,437,584
IT Services	75,329,727	—	1,500,004	76,829,731
Oil, Gas & Consumable Fuels	—	—	1,612,100	1,612,100
Software	256,040,162	44,878,672	3,000,024	303,918,858
Other Common Stocks(a)	998,935,748	—	—	998,935,748
Total Common Stocks	1,445,919,791	44,878,672	27,549,712	1,518,348,175
Limited Partnerships Units(a)		35,034,170		35,034,170
Preferred Stocks(a)	—	—	42,776,196	42,776,196
Warrants(a)	119,852	—	—	119,852
Options Purchased(b)	3,519,375	—	—	3,519,375
Short-Term Investments	—	46,727,048	—	46,727,048
Total Investments	$1,449,559,018	$126,639,890	$70,325,908	$1,646,524,816

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The "purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2020
Investments in Securities: (000's omitted)
Common Stocks(d)	$25,241	$—	$—	$(91)	$2,400	$—	$—	$—	$27,550	$(91)
Preferred Stocks(d)	7,520	—	—	1,147	34,109	—	—	—	42,776	1,147
Options Purchased(e)	—	—	(202)	202	—	—	—	—	—	—
Total	$32,761	$—	$(202)	$1,258	$36,509	$—	$—	$—	$70,326	$1,056

(d)  The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2020.

Asset class	Fair value at 8/31/2020	Valuation approach	Unobservable input	Amount or range	Weighted average	Impact to valuation from increase in input(c)
Common Stocks	$4,612,125	Market Comparables	Enterprise value/EBITDA multiple (EV/EBITDA)	11.8x - 12.5x	12.0x	Increase
	22,937,588	Market Comparables	Enterprise value/Revenue multiple (EV/Revenue)	5.3x - 12.1x	5.7x	Increase
Preferred Stocks	18,266,768	Market Comparables	Enterprise value/EBITDA multiple (EV/EBITDA)	4.1x - 11.8x	9.2x	Increase
	24,509,428	Market Approach	Transaction Price	$17.10 - $17.29	$17.28	Increase

(e)  At the beginning of the period, these investments were valued in accordance with the procedures approved by the Board of Trustees.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(1,349,183)	$—	$—	$(1,349,183)
Total	$(1,349,183)	$—	$—	$(1,349,183)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2020
Other Financial Instruments: (000's omitted)
Options Written(b)	$—	$—	$—	$218	$—	$(218)	$—	$—	$—	$218
Total	$—	$—	$—	$218	$—	$(218)	$—	$—	$—	$218

(b)  As of the year ended August 31, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^(a) August 31, 2020

	Number of Shares	Value
Common Stocks 100.1%
Banks 1.7%
Citigroup, Inc.	1,157	$59,146
Beverages 0.9%
PepsiCo, Inc.	213	29,833
Biotechnology 3.1%
AbbVie, Inc.	652	62,442
Regeneron Pharmaceuticals, Inc.*	73	45,255
		107,697
Capital Markets 3.9%
Blackstone Group, Inc. Class A	343	18,162
Intercontinental Exchange, Inc.	207	21,989
Morgan Stanley	815	42,592
S&P Global, Inc.	142	52,032
		134,775
Chemicals 2.1%
Air Products & Chemicals, Inc.	185	54,068
Ecolab, Inc.	87	17,146
		71,214
Communications Equipment 2.3%
Cisco Systems, Inc.	891	37,618
Motorola Solutions, Inc.	275	42,556
		80,174
Distributors 0.6%
LKQ Corp.*	617	19,584
Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	670	39,711
Electric Utilities 0.9%
NextEra Energy, Inc.	108	30,150
Electrical Equipment 1.4%
AMETEK, Inc.	204	20,543
Eaton Corp. PLC	284	28,996
		49,539
Electronic Equipment, Instruments & Components 2.7%
Amphenol Corp. Class A	347	38,101
CDW Corp.	152	17,275
TE Connectivity Ltd.	220	21,252
Zebra Technologies Corp. Class A*	61	17,478
		94,106
	Number of Shares	Value
Entertainment 0.9%
Electronic Arts, Inc.*	227	$31,660
Equity Real Estate Investment Trusts 3.5%
American Homes 4 Rent Class A	551	15,781
American Tower Corp.	93	23,171
Equity LifeStyle Properties, Inc.	274	18,163
Mid-America Apartment Communities, Inc.	125	14,640
Prologis, Inc.	331	33,716
Sun Communities, Inc.	108	16,100
		121,571
Food & Staples Retailing 2.1%
Walmart, Inc.	520	72,202
Health Care Equipment & Supplies 1.6%
Hill-Rom Holdings, Inc.	250	23,447
Medtronic PLC	304	32,671
		56,118
Health Care Providers & Services 1.7%
Humana, Inc.	47	19,513
UnitedHealth Group, Inc.	129	40,319
		59,832
Hotels, Restaurants & Leisure 1.3%
McDonald's Corp.	214	45,693
Household Durables 0.7%
Lennar Corp. Class A	337	25,214
Household Products 2.6%
Procter & Gamble Co.	637	88,116
Independent Power and Renewable Electricity Producers 1.1%
Vistra Energy Corp.	2,023	38,902
Industrial Conglomerates 1.7%
Honeywell International, Inc.	346	57,280
Insurance 3.4%
Aon PLC Class A	98	19,599
Assurant, Inc.	161	19,571
Hartford Financial Services Group, Inc.	437	17,677
Progressive Corp.	624	59,305
		116,152
	Number of Shares	Value
Interactive Media & Services 4.5%
Alphabet, Inc. Class A*	95	$154,805
Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc.*	61	210,509
IT Services 2.4%
Fidelity National Information Services, Inc.	131	19,761
Visa, Inc. Class A	302	64,021
		83,782
Life Sciences Tools & Services 2.5%
Illumina, Inc.*	62	22,148
Thermo Fisher Scientific, Inc.	148	63,489
		85,637
Machinery 0.6%
Dover Corp.	180	19,771
Media 2.7%
Altice USA, Inc. Class A*	723	19,940
Cable One, Inc.	9	16,563
Comcast Corp. Class A	1,296	58,074
		94,577
Metals & Mining 0.7%
Steel Dynamics, Inc.	764	22,553
Multi-Utilities 0.5%
Dominion Energy, Inc.	216	16,943
Multiline Retail 0.6%
Dollar General Corp.	101	20,390
Oil, Gas & Consumable Fuels 2.7%
Cabot Oil & Gas Corp.	1,288	24,433
Chevron Corp.	419	35,167
Phillips 66	249	14,559
Pioneer Natural Resources Co.	172	17,876
		92,035
Pharmaceuticals 5.3%
Bristol-Myers Squibb Co.	381	23,698
Johnson & Johnson	598	91,739
Novartis AG ADR	196	16,868
Zoetis, Inc.	305	48,831
		181,136
Professional Services 1.2%
IHS Markit Ltd.	257	20,539
Verisk Analytics, Inc.	110	20,534
		41,073
See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^(a) (cont'd)

	Number of Shares	Value
Road & Rail 3.4%
CSX Corp.	719	$54,975
Union Pacific Corp.	315	60,618
		115,593
Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	229	26,766
ASML Holding NV	129	48,269
Lam Research Corp.	51	17,153
Texas Instruments, Inc.	458	65,105
		157,293
Software 8.5%
Adobe, Inc.*	85	43,638
CDK Global, Inc.	359	16,737
Microsoft Corp.	1,031	232,521
		292,896
	Number of Shares	Value
Specialty Retail 2.2%
Home Depot, Inc.	266	$75,821
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	1,956	252,402
Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc. Class B	283	31,665
Tobacco 0.7%
Philip Morris International, Inc.	291	23,219
Trading Companies & Distributors 0.5%
Fastenal Co.	367	17,932
Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc.*	223	26,020
Total Common Stocks (Cost $2,788,375)		3,444,721
	Number of Shares	Value
Short-Term Investments 1.8%
Investment Companies 1.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(b) (Cost $60,620)	60,620	$60,620
Total Investments 101.9% (Cost $2,848,995)		3,505,341
Liabilities Less Other Assets (1.9)%		(65,513)
Net Assets 100.0%		$3,439,828

*  Non-income producing security.

(a)  Formerly Global Equity Fund through September 2, 2019.

(b)  Represents 7-day effective yield as of August 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,444,721	$—	$—	$3,444,721
Short-Term Investments	—	60,620	—	60,620
Total Investments	$3,444,721	$60,620	$—	$3,505,341

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 97.1%
Austria 1.3%
BAWAG Group AG*(a)	524,983	$19,771,979
Belgium 0.8%
KBC Group NV	229,774	13,189,061
Canada 1.3%
Alimentation Couche-Tard, Inc. Class B	225,803	7,369,520
Kinaxis, Inc.*	90,200	13,756,650
		21,126,170
China 1.2%
Alibaba Group Holding Ltd.*	512,580	18,450,235
France 7.5%
Air Liquide SA	79,889	13,256,409
Arkema SA	68,289	7,570,671
Pernod- Ricard SA	166,865	28,574,922
Schneider Electric SE	181,144	22,427,453
Tele performance	109,276	33,696,532
TOTAL SE	339,431	13,407,487
		118,933,474
Germany 11.7%
adidas AG*	54,361	16,516,337
Brenntag AG	328,918	20,591,303
CTS Eventim AG & Co. KGaA*	290,903	14,448,347
Deutsche Boerse AG	66,457	12,562,145
Gerresheimer AG	301,725	35,592,285
Infineon Technologies AG	693,905	19,178,140
SAP SE	27,567	4,541,114
SAP SE ADR	203,954	33,736,031
Scout24 AG(a)	237,364	22,079,990
Stabilus SA	107,769	5,722,974
		184,968,666
Hong Kong 3.8%
AIA Group Ltd.	1,636,000	16,760,408
HKBN Ltd.	3,838,800	7,188,827
Techtronic Industries Co. Ltd.	2,865,800	36,292,875
		60,242,110
	Number of Shares	Value
India 1.2%
Infosys Ltd. ADR	1,472,689	$18,555,881
Ireland 4.5%
CRH PLC	769,727	28,725,456
Kerry Group PLC Class A	234,631	30,799,664
Smurfit Kappa Group PLC	340,235	12,050,658
		71,575,778
Israel 2.1%
Check Point Software Technologies Ltd.*	267,326	33,752,581
Italy 1.2%
Nexi SpA*(a)	1,033,715	18,398,905
Japan 11.2%
Bridgestone Corp.	509,900	16,142,143
Daikin Industries Ltd.	114,300	21,530,148
Hoya Corp.	206,400	20,304,411
Ichigo, Inc.	2,603,400	6,969,374
Kao Corp.	94,000	7,162,553
Sanwa Holdings Corp.	2,194,400	22,052,192
SCSK Corp.	230,400	12,477,162
Shionogi & Co. Ltd.	189,700	10,533,649
TechnoPro Holdings, Inc.	177,100	9,427,709
Terumo Corp.	357,800	14,555,503
Tokio Marine Holdings, Inc.	305,800	14,113,611
Toyota Motor Corp.	325,600	21,504,054
		176,772,509
Netherlands 6.6%
AerCap Holdings NV*	219,939	6,503,596
ASML Holding NV	90,961	34,116,739
Heineken NV	228,323	21,132,718
Intertrust NV(a)	577,427	10,363,652
Koninklijke Philips NV	302,156	14,291,506
NXP Semiconductors NV	148,098	18,624,804
		105,033,015
Norway 0.7%
Sbanken ASA*(a)	1,482,493	11,438,125
	Number of Shares	Value
Singapore 0.9%
DBS Group Holdings Ltd.	890,700	$13,649,947
Spain 0.6%
Befesa SA(a)	235,425	9,790,915
Sweden 2.1%
Assa Abloy AB Class B	1,125,484	26,023,353
Autoliv, Inc.	101,451	7,947,671
		33,971,024
Switzerland 13.7%
Julius Baer Group Ltd.	346,404	16,593,056
Lonza Group AG	30,442	18,872,390
Novartis AG	275,008	23,742,048
Partners Group Holding AG	19,624	19,924,672
Roche Holding AG	97,850	34,173,621
SGS SA	5,343	13,819,275
SIG Combibloc Group AG*	1,386,784	27,215,607
Sonova Holding AG	108,112	25,247,462
Tecan Group AG	51,466	23,240,690
UBS Group AG	1,069,799	13,000,434
		215,829,255
United Kingdom 21.0%
Barratt Developments PLC	972,418	6,790,492
Biffa PLC(a)	2,050,758	5,566,398
Bunzl PLC	1,194,238	38,525,212
Clinigen Group PLC	1,451,544	13,360,304
DCC PLC	318,183	28,267,458
Diageo PLC	488,742	16,329,419
Electro- components PLC	2,847,002	25,755,967
Fevertree Drinks PLC	1,088,985	30,093,150
Ibstock PLC*(a)	4,539,780	9,252,222
London Stock Exchange Group PLC	138,127	16,315,685
Prudential PLC	1,023,888	16,506,482

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

	Number of Shares	Value
Reckitt Benckiser Group PLC	283,566	$28,464,040
RELX PLC	789,118	17,907,321
Rightmove PLC	981,127	8,233,655
Savills PLC	307,318	3,348,768
Smith & Nephew PLC	876,424	17,686,780
Spectris PLC	408,037	13,868,453
St. James's Place PLC	905,208	11,730,221
Unilever NV	406,999	23,560,935
		331,562,962
United States 3.7%
Aon PLC Class A	142,609	28,520,374
Ferguson PLC	297,439	29,168,464
		57,688,838
Total Common Stocks (Cost $1,284,308,357)		1,534,701,430
	Number of Shares	Value
Short-Term Investments 2.4%
Investment Companies 2.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(b) (Cost $38,078,993)	38,078,993	$38,078,993
Total Investments 99.5% (Cost $1,322,387,350)		1,572,780,423
Other Assets Less Liabilities 0.5%		7,145,560
Net Assets 100.0%		$1,579,925,983

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2020 amounted to $106,662,186, which represents 6.8% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2020.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$120,544,542	7.6%
Beverages	96,130,209	6.1%
Health Care Equipment & Supplies	92,085,662	5.8%
Life Sciences Tools & Services	91,065,669	5.8%
Capital Markets	90,126,213	5.7%
Software	85,786,376	5.4%
Professional Services	85,214,489	5.4%
Insurance	75,900,875	4.8%
Semiconductors & Semiconductor Equipment	71,919,683	4.6%
Building Products	69,605,693	4.4%
Pharmaceuticals	68,449,318	4.3%
Banks	58,049,112	3.7%
IT Services	49,431,948	3.1%
Machinery	42,015,849	2.7%
Containers & Packaging	39,266,265	2.5%
Construction Materials	37,977,678	2.4%
Food Products	30,799,664	1.9%
Personal Products	30,723,488	1.9%
Interactive Media & Services	30,313,645	1.9%
Household Products	28,464,040	1.8%
Industrial Conglomerates	28,267,458	1.8%
Auto Components	24,089,814	1.5%
Electrical Equipment	22,427,453	1.4%
Automobiles	21,504,054	1.4%
Chemicals	20,827,080	1.3%
Internet & Direct Marketing Retail	18,450,235	1.2%
Textiles, Apparel & Luxury Goods	16,516,337	1.0%
Commercial Services & Supplies	15,357,313	1.0%
Entertainment	14,448,347	0.9%
Electronic Equipment, Instruments & Components	13,868,453	0.9%
Oil, Gas & Consumable Fuels	13,407,487	0.8%
Real Estate Management & Development	10,318,142	0.7%
Food & Staples Retailing	7,369,520	0.5%
Diversified Telecommunication Services	7,188,827	0.5%
Household Durables	6,790,492	0.4%
Short-Term Investments and Other Assets—Net	45,224,553	2.9%
	$1,579,925,983	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
China	$—	$18,450,235	$—	$18,450,235
Hong Kong	—	60,242,110	—	60,242,110
Ireland	42,850,322	28,725,456	—	71,575,778
Japan	—	176,772,509	—	176,772,509
Singapore	—	13,649,947	—	13,649,947
United Kingdom	23,560,935	308,002,027	—	331,562,962
United States	28,520,374	29,168,464	—	57,688,838
Other Common Stocks(a)	804,759,051	—	—	804,759,051
Total Common Stocks	899,690,682	635,010,748	—	1,534,701,430
Short-Term Investments	—	38,078,993	—	38,078,993
Total Investments	$899,690,682	$673,089,741	$—	$1,572,780,423

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 97.7%
Austria 1.3%
BAWAG Group AG*(a)	51,935	$1,955,983
Belgium 0.8%
KBC Group NV	22,023	1,264,123
Canada 0.5%
Alimentation Couche-Tard, Inc. Class B	21,623	705,709
China 1.4%
Alibaba Group Holding Ltd.*	61,364	2,208,787
France 8.5%
Air Liquide SA	7,588	1,259,117
Arkema SA	6,555	726,702
L'Oreal SA	2,201	727,296
Pernod- Ricard SA	13,430	2,299,830
Schneider Electric SE	20,225	2,504,059
Teleperformance	11,867	3,659,328
TOTAL SE	45,099	1,781,406
		12,957,738
Germany 12.2%
adidas AG*	5,240	1,592,053
Brenntag AG	31,822	1,992,157
CTS Eventim AG & Co. KGaA*	27,931	1,387,256
Deutsche Boerse AG	8,794	1,662,301
Gerresheimer AG	33,583	3,961,540
Infineon Technologies AG	64,355	1,778,643
SAP SE	3,579	589,569
SAP SE ADR	21,311	3,525,052
Scout24 AG(a)	22,917	2,131,777
		18,620,348
Hong Kong 3.8%
AIA Group Ltd.	213,700	2,189,303
Techtronic Industries Co. Ltd.	289,100	3,661,201
		5,850,504
India 1.3%
Infosys Ltd. ADR	155,221	1,955,785
	Number of Shares	Value
Ireland 4.8%
CRH PLC	84,415	$3,150,285
Kerry Group PLC Class A	22,571	2,962,862
Smurfit Kappa Group PLC	32,766	1,160,527
		7,273,674
Israel 2.4%
Check Point Software Technologies Ltd.*	28,627	3,614,445
Italy 1.1%
Nexi SpA*(a)	98,599	1,754,946
Japan 10.4%
Bridgestone Corp.	60,100	1,902,614
Daikin Industries Ltd.	9,400	1,770,633
Hoya Corp.	21,200	2,085,531
Kao Corp.	13,400	1,021,045
Sanwa Holdings Corp.	167,100	1,679,239
SCSK Corp.	22,200	1,202,227
Shionogi & Co. Ltd.	24,500	1,360,434
Terumo Corp.	32,800	1,334,322
Tokio Marine Holdings, Inc.	29,400	1,356,900
Toyota Motor Corp.	33,300	2,199,278
		15,912,223
Netherlands 6.4%
AerCap Holdings NV*	20,989	620,645
ASML Holding NV	8,766	3,287,863
Heineken NV	25,269	2,338,803
Koninklijke Philips NV	36,245	1,714,332
NXP Semiconductors NV	14,233	1,789,942
		9,751,585
Singapore 1.1%
DBS Group Holdings Ltd.	107,200	1,642,836
Sweden 2.2%
Assa Abloy AB Class B	110,889	2,563,967
Autoliv, Inc.	9,756	764,285
		3,328,252
	Number of Shares	Value
Switzerland 14.5%
Julius Baer Group Ltd.	37,601	$1,801,121
Lonza Group AG	3,885	2,408,489
Novartis AG	33,511	2,893,079
Partners Group Holding AG	1,879	1,907,789
Roche Holding AG	12,575	4,391,756
SGS SA	645	1,668,245
SIG Combibloc Group AG*	134,971	2,648,803
Sonova Holding AG	12,299	2,872,193
UBS Group AG	129,473	1,573,385
		22,164,860
United Kingdom 21.2%
Barratt Developments PLC	139,972	977,438
Bunzl PLC	134,985	4,354,514
DCC PLC	37,476	3,329,377
Diageo PLC	47,107	1,573,898
Electro- components PLC	269,093	2,434,403
Fevertree Drinks PLC	90,000	2,487,072
London Stock Exchange Group PLC	13,278	1,568,409
Prudential PLC	117,615	1,896,116
Reckitt Benckiser Group PLC	31,619	3,173,880
RELX PLC	93,294	2,117,105
Rightmove PLC	142,348	1,194,590
Smith & Nephew PLC	82,250	1,659,856
Spectris PLC	39,027	1,326,458
St. James's Place PLC	87,050	1,128,045
Unilever NV(b)	39,199	2,269,207
Weir Group PLC	52,865	902,052
		32,392,420
United States 3.8%
Aon PLC Class A	13,734	2,746,662
Ferguson PLC	30,349	2,976,186
		5,722,848
Total Common Stocks (Cost $120,611,746)		149,077,066

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

	Number of Shares	Value
Short-Term Investments 2.6%
Investment Companies 2.6%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(c)	3,469,873	$3,469,873
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(c)(d)	447,618	447,618
Total Short-Term Investments (Cost $3,917,491)		3,917,491
Total Investments 100.3% (Cost $124,529,237)		152,994,557
Liabilities Less Other Assets (0.3)%		(480,145)
Net Assets 100.0%		$152,514,412

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2020 amounted to $5,842,706, which represents 3.8% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $423,821 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of August 31, 2020.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$12,377,905	8.1%
Health Care Equipment & Supplies	9,666,234	6.3%
Capital Markets	9,641,050	6.3%
Beverages	8,699,603	5.7%
Pharmaceuticals	8,645,269	5.7%
Insurance	8,188,981	5.4%
Software	7,729,066	5.1%
Professional Services	7,444,678	4.9%
Semiconductors & Semiconductor Equipment	6,856,448	4.5%
Life Sciences Tools & Services	6,370,029	4.2%
Building Products	6,013,839	3.9%
IT Services	4,912,958	3.2%
Banks	4,862,942	3.2%
Machinery	4,563,253	3.0%
Personal Products	4,017,548	2.6%
Containers & Packaging	3,809,330	2.5%
Industrial Conglomerates	3,329,377	2.2%
Interactive Media & Services	3,326,367	2.2%
Household Products	3,173,880	2.1%
Construction Materials	3,150,285	2.1%
Food Products	2,962,862	1.9%
Auto Components	2,666,899	1.8%
Electrical Equipment	2,504,059	1.6%
Internet & Direct Marketing Retail	2,208,787	1.4%
Automobiles	2,199,278	1.4%
Chemicals	1,985,819	1.3%
Oil, Gas & Consumable Fuels	1,781,406	1.2%
Textiles, Apparel & Luxury Goods	1,592,053	1.0%
Entertainment	1,387,256	0.9%
Electronic Equipment, Instruments & Components	1,326,458	0.9%
Household Durables	977,438	0.6%
Food & Staples Retailing	705,709	0.5%
Short-Term Investments and Other Liabilities—Net	3,437,346	2.3%
	$152,514,412	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
China	$—	$2,208,787	$—	$2,208,787
Hong Kong	—	5,850,504	—	5,850,504
Ireland	4,123,389	3,150,285	—	7,273,674
Japan	—	15,912,223	—	15,912,223
Singapore	—	1,642,836	—	1,642,836
United Kingdom	2,269,207	30,123,213	—	32,392,420
United States	2,746,662	2,976,186	—	5,722,848
Other Common Stocks(a)	78,073,774	—	—	78,073,774
Total Common Stocks	87,213,032	61,864,034	—	149,077,066
Short-Term Investments	—	3,917,491	—	3,917,491
Total Investments	$87,213,032	$65,781,525	$—	$152,994,557

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 97.0%
Australia 3.2%
ARB Corp. Ltd.	1,215	$23,549
Corporate Travel Management Ltd.(a)	1,151	13,528
Hansen Technologies Ltd.	5,042	15,488
Steadfast Group Ltd.	4,823	12,716
		65,281
Austria 0.3%
Schoeller-Bleckmann Oilfield Equipment AG	192	5,728
Belgium 1.2%
Shurgard Self Storage SA	567	24,934
Canada 5.6%
Colliers International Group, Inc.	353	22,384
Computer Modelling Group Ltd.	1,798	7,195
Descartes Systems Group, Inc.*	317	19,343
Enghouse Systems Ltd.	481	26,839
Kinaxis, Inc.*	242	36,908
		112,669
Denmark 2.5%
Chemometec A/S	197	12,554
Schouw & Co. A/S	227	22,054
SimCorp A/S	125	15,891
		50,499
Finland 0.8%
Kemira OYJ	1,095	15,132
France 7.6%
Esker SA	137	25,014
Interparfums SA*	492	24,571
Lectra	702	16,621
Lumibird*	876	12,335
Pharmagest Interactive	199	18,951
Sopra Steria Group*	103	16,753
Tikehau Capital SCA(a)	539	14,087
Virbac SA*	106	23,781
		152,113
	Number of Shares	Value
Germany 4.9%
Dermapharm Holding SE	309	$16,435
Jenoptik AG	501	13,368
Nexus AG	457	23,178
Stabilus SA	215	11,417
STRATEC SE	187	22,941
Washtec AG*	237	10,620
		97,959
Ireland 1.4%
Uniphar PLC	10,104	27,732
Italy 3.5%
Carel Industries SpA(b)	1,731	42,347
Cerved Group SpA*	2,113	18,017
GVS SpA*(b)	779	9,900
		70,264
Japan 19.5%
Aeon Delight Co. Ltd.	650	19,221
Amano Corp.	800	16,678
Ariake Japan Co. Ltd.	300	20,622
Azbil Corp.	900	28,261
Broadleaf Co. Ltd.	1,900	9,060
CKD Corp.	500	6,898
Digital Arts, Inc.	200	15,447
EM Systems Co. Ltd.	1,000	8,208
Konishi Co. Ltd.	600	8,405
Medikit Co. Ltd.	500	15,592
Nagaileben Co. Ltd.	600	15,423
Nakanishi, Inc.	900	14,424
Nihon Parkerizing Co. Ltd.	800	7,696
Nohmi Bosai Ltd.(a)	1,200	25,225
Okamoto Industries, Inc.	200	7,987
Optex Group Co. Ltd.	700	8,956
Prestige International, Inc.	3,400	28,675
Relo Group, Inc.	1,100	24,968
SHO-BOND Holdings Co. Ltd.	700	33,098
Shoei Co. Ltd.	1,000	30,560
Software Service, Inc.	200	20,311
Sun Frontier Fudousan Co. Ltd.	1,300	9,983
TKC Corp.(a)	300	16,823
		392,521
	Number of Shares	Value
Jersey 1.1%
Sanne Group PLC	2,447	$22,802
Korea 0.4%
Dentium Co. Ltd.*	225	7,076
Luxembourg 1.0%
Befesa SA(b)	470	19,546
Netherlands 2.4%
Corbion NV	644	29,818
Intertrust NV(b)	989	17,751
		47,569
Norway 2.5%
Borregaard ASA	1,921	27,971
Pexip Holding ASA*	439	4,152
Sbanken ASA*(b)	2,405	18,556
		50,679
Singapore 0.9%
Haw Par Corp. Ltd.	2,700	18,665
Spain 1.0%
Applus Services SA*	2,550	21,012
Sweden 8.2%
Biotage AB*	1,230	23,947
Cellavision AB*	465	16,998
Cloetta AB, B Shares*	6,538	18,231
Dustin Group AB(b)	2,661	17,351
Sweco AB, B Shares	727	44,882
Thule Group AB(b)	923	29,153
Xvivo Perfusion AB*	661	15,436
		165,998
Switzerland 10.7%
Belimo Holding AG	4	34,914
Bossard Holding AG Class A	77	13,629
Inficon Holding AG	26	22,205
Interroll Holding AG	9	24,094
Kardex Holding AG	93	19,260
Komax Holding AG*	64	10,811
Medacta Group SA*(b)	183	17,329
Medartis Holding AG*(a)(b)	276	12,641
Tecan Group AG	77	34,771
VZ Holding AG	291	26,043
		215,697
Taiwan 0.2%
Bioteque Corp.	1,000	4,762

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

	Number of Shares	Value
United Kingdom 18.1%
Biffa PLC(b)	6,880	$18,674
Big Yellow Group PLC	1,495	21,263
Bloomsbury Publishing PLC	4,592	12,921
Clinigen Group PLC	1,974	18,169
Craneware PLC(a)	573	13,213
Dechra Pharmaceuticals PLC	529	22,090
Diploma PLC	1,027	26,503
Essentra PLC	4,050	16,502
Future PLC	688	13,483
Games Workshop Group PLC	285	35,019
GB Group PLC*	1,978	19,073
Genus PLC	551	24,486
Gocompare.com Group PLC	16,667	25,960
Ideagen PLC	4,736	14,240
Johnson Service Group PLC	10,499	14,961
Learning Technologies Group PLC	9,459	19,198
On the Beach Group PLC(b)	2,113	8,615
OneSavings Bank PLC*	2,566	10,444
Restore PLC	3,560	17,314
Savills PLC	745	8,118
Sensyne Health PLC*	5,805	5,102
		365,348
Total Common Stocks (Cost $1,602,284)		1,953,986
	Number of Shares	Value
Short-Term Investments 6.3%
Investment Companies 6.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(c)	38,708	$38,708
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(c)(d)	88,669	88,669
Total Short-Term Investments (Cost $127,377)		127,377
Total Investments 103.3% (Cost $1,729,661)		2,081,363
Liabilities Less Other Assets (3.3)%		(66,427)
Net Assets 100.0%		$2,014,936

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $84,556 for the Fund (see Note A of Notes to Financial Statements).

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2020 amounted to $211,863, which represents 10.5% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2020.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Software	$237,274	11.8%
Electronic Equipment, Instruments & Components	169,375	8.4%
Health Care Equipment & Supplies	152,522	7.6%
Commercial Services & Supplies	118,391	5.9%
Chemicals	113,511	5.6%
Real Estate Management & Development	90,387	4.5%
Life Sciences Tools & Services	89,441	4.4%
Health Care Technology	88,963	4.4%
Machinery	83,100	4.1%
Pharmaceuticals	80,971	4.0%
Construction & Engineering	77,980	3.9%
Leisure Products	64,172	3.2%
Capital Markets	62,932	3.1%
Food Products	60,907	3.0%
Auto Components	54,109	2.7%
Internet & Direct Marketing Retail	51,926	2.6%
Trading Companies & Distributors	40,132	2.0%
Professional Services	38,763	1.9%
Building Products	34,914	1.7%
IT Services	33,576	1.7%
Health Care Providers & Services	27,732	1.4%
Media	26,404	1.3%
Personal Products	24,571	1.2%
Biotechnology	24,486	1.2%
Equity Real Estate Investment Trusts	21,263	1.1%
Banks	18,556	0.9%
Diversified Financial Services	18,017	0.9%
Hotels, Restaurants & Leisure	13,528	0.7%
Energy Equipment & Services	12,923	0.7%
Insurance	12,716	0.6%
Thrifts & Mortgage Finance	10,444	0.5%
Short-Term Investments and Other Liabilities—Net	60,950	3.0%
	$2,014,936	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$65,281	$—	$65,281
Japan	—	392,521	—	392,521
Jersey	—	22,802	—	22,802
Korea	—	7,076	—	7,076
Singapore	—	18,665	—	18,665
Taiwan	—	4,762	—	4,762
United Kingdom	—	365,348	—	365,348
Other Common Stocks(a)	1,077,531	—	—	1,077,531
Total Common Stocks	1,077,531	876,455	—	1,953,986
Short-Term Investments	—	127,377	—	127,377
Total Investments	$1,077,531	$1,003,832	$—	$2,081,363

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 97.4%
Aerospace & Defense 2.2%
Mercury Systems, Inc.*	70,847	$5,365,952
Spirit AeroSystems Holdings, Inc. Class A	123,790	2,545,122
Teledyne Technologies, Inc.*	16,152	5,065,429
		12,976,503
Banks 5.3%
BankUnited, Inc.	391,408	9,151,119
Comerica, Inc.	193,974	7,667,792
TCF Financial Corp.	264,670	7,114,330
Texas Capital Bancshares, Inc.*	224,400	7,268,316
		31,201,557
Building Products 1.6%
Resideo Technologies, Inc.*	685,700	9,160,952
Capital Markets 0.0%(a)
Alimco Financial Corp.*	6,537	47,393
Commercial Services & Supplies 4.6%
Clean Harbors, Inc.*	81,009	4,949,650
Covanta Holding Corp.	373,836	3,529,012
Harsco Corp.*	284,600	4,027,090
Stericycle, Inc.*	224,799	14,411,864
		26,917,616
Communications Equipment 7.4%
Ciena Corp.*	410,900	23,326,793
Infinera Corp.*	1,021,883	7,449,527
Radware Ltd.*	93,900	2,433,888
Ribbon Communications, Inc.*	779,351	3,335,623
Viavi Solutions, Inc.*	536,499	7,154,214
		43,700,045
	Number of Shares	Value
Construction & Engineering 0.7%
Valmont Industries, Inc.	30,200	$3,836,910
Containers & Packaging 6.3%
Avery Dennison Corp.	118,136	13,631,713
Crown Holdings, Inc.*	302,970	23,283,245
		36,914,958
Diversified Telecommunication Services 0.5%
Vonage Holdings Corp.*	280,200	3,208,290
Electrical Equipment 1.0%
Babcock & Wilcox Enterprises, Inc.*	366,581	883,460
Bloom Energy Corp. Class A*	306,702	4,802,954
		5,686,414
Electronic Equipment, Instruments & Components 3.4%
II-VI, Inc.*	82,530	3,672,585
Itron, Inc.*	178,131	10,611,264
OSI Systems, Inc.*	72,794	5,732,527
		20,016,376
Energy Equipment & Services 0.8%
Dril-Quip, Inc.*	76,100	2,521,193
Forum Energy Technologies, Inc.*	469,496	256,861
ION Geophysical Corp.*	112,331	228,032
Oil States International, Inc.*	164,900	723,911
Patterson-UTI Energy, Inc.	216,600	833,910
TETRA Technologies, Inc.*	601,092	408,743
		4,972,650
Food Products 2.3%
Hain Celestial Group, Inc.*	240,094	7,872,682
TreeHouse Foods, Inc.*	128,962	5,520,863
		13,393,545
	Number of Shares	Value
Health Care Equipment & Supplies 3.4%
Accuray, Inc.*	1,367,739	$3,186,832
AtriCure, Inc.*	180,400	8,069,292
Avanos Medical, Inc.*	115,700	3,748,680
CytoSorbents Corp.*	135,600	1,144,464
OraSure Technologies, Inc.*	313,400	3,673,048
		19,822,316
Health Care Providers & Services 5.0%
Acadia Healthcare Co., Inc.*	274,950	8,498,705
MEDNAX, Inc.*	196,400	3,649,112
Molina Healthcare, Inc.*	49,861	9,222,789
Patterson Cos., Inc.	279,200	8,099,592
		29,470,198
Hotels, Restaurants & Leisure 1.0%
International Game Technology PLC	306,573	3,412,157
SeaWorld Entertainment, Inc.*	125,000	2,550,000
		5,962,157
Household Durables 1.3%
Tempur Sealy International, Inc.*	86,500	7,399,210
Independent Power and Renewable Electricity Producers 3.2%
Atlantic Power Corp.*	1,785,635	3,696,264
Ormat Technologies, Inc.	113,041	6,880,806
Vistra Energy Corp.	439,531	8,452,181
		19,029,251
IT Services 4.4%
Conduent, Inc.*	1,576,100	5,327,218
KBR, Inc.	473,400	11,830,266
Unisys Corp.*	746,899	8,708,842
		25,866,326

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (cont'd)

	Number of Shares	Value
Life Sciences Tools & Services 7.0%
Charles River Laboratories International, Inc.*	101,092	$22,134,093
Fluidigm Corp.*	1,113,537	8,741,266
Luminex Corp.	226,439	6,043,657
NanoString Technologies, Inc.*	98,800	3,999,424
		40,918,440
Machinery 2.2%
Enerpac Tool Group Corp.	236,775	4,924,920
Lydall, Inc.*	260,891	4,899,533
Twin Disc, Inc.*	107,809	652,244
Welbilt, Inc.*	367,100	2,709,198
		13,185,895
Media 1.9%
Criteo SA ADR*	868,500	11,307,870
Metals & Mining 0.6%
Cleveland- Cliffs, Inc.	492,300	3,239,334
Oil, Gas & Consumable Fuels 0.5%
Devon Energy Corp.	249,100	2,707,717
Pharmaceuticals 1.4%
Amneal Pharmaceuticals, Inc.*	910,510	3,742,196
Intersect ENT, Inc.*	219,988	4,417,359
		8,159,555
Professional Services 1.3%
CoreLogic, Inc.	115,325	7,657,580
Road & Rail 1.5%
Avis Budget Group, Inc.*	197,341	6,731,301
Ryder System, Inc.	55,704	2,278,294
		9,009,595
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 7.4%
CEVA, Inc.*	114,300	$4,829,175
Entegris, Inc.	102,549	6,859,502
Impinj, Inc.*	90,400	2,210,280
MACOM Technology Solutions Holdings, Inc.*	405,000	14,430,150
Rambus, Inc.*	691,118	9,281,715
Veeco Instruments, Inc.*	486,210	5,781,037
		43,391,859
Software 15.6%
Box, Inc. Class A*	268,927	5,279,037
Cloudera, Inc.*	1,165,734	15,399,346
FireEye, Inc.*	783,516	11,502,015
MobileIron, Inc.*	487,400	3,182,722
New Relic, Inc.*	27,000	1,658,610
Nuance Communications, Inc.*	817,562	24,494,158
OneSpan, Inc.*	264,300	5,695,665
Talend SA ADR*	107,607	4,431,256
Verint Systems, Inc.*	290,061	13,795,301
Xperi Holding Corp.	493,149	6,179,157
		91,617,267
Specialty Retail 1.0%
Chico's FAS, Inc.	479,226	613,409
Children's Place, Inc.	68,700	1,371,596
Express, Inc.*	285,300	316,683
ODP Corp.	163,956	3,833,291
		6,134,979
	Number of Shares	Value
Technology Hardware, Storage & Peripherals 2.1%
Diebold Nixdorf, Inc.*	616,117	$5,138,416
Quantum Corp.*	478,335	2,611,709
Stratasys Ltd.*	316,518	4,703,457
		12,453,582
Trading Companies & Distributors 0.5%
AerCap Holdings NV*	98,800	2,921,516
Total Common Stocks (Cost $469,318,381)		572,287,856
	Principal Amount
Convertible Bonds 1.8%
Communications Equipment 1.8%
Infinera Corp., 2.50%, due 3/1/2027(b) (Cost $9,304,000)	$9,304,000	10,839,183
	Number of Shares
Short-Term Investments 0.7%
Investment Companies 0.7%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(c) (Cost $3,875,210)	3,875,210	3,875,210
Total Investments 99.9% (Cost $482,497,591)		587,002,249
Other Assets Less Liabilities 0.1%		609,185
Net Assets 100.0%		$587,611,434
*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2020, these securities amounted to $10,839,183, which represents 1.8% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (cont'd)

(c)  Represents 7-day effective yield as of August 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$572,287,856	$—	$—	$572,287,856
Convertible Bonds(a)	—	10,839,183	—	10,839,183
Short-Term Investments	—	3,875,210	—	3,875,210
Total Investments	$572,287,856	$14,714,393	$—	$587,002,249

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 94.7%
Aerospace & Defense 1.2%
Boeing Co.	121,492	$20,874,755
Airlines 2.8%
Delta Air Lines, Inc.	998,150	30,792,927
United Airlines Holdings, Inc.*	522,584	18,813,024
		49,605,951
Automobiles 1.8%
General Motors Co.	799,902	23,701,096
Thor Industries, Inc.	89,436	8,445,442
		32,146,538
Banks 14.4%
Bank of America Corp.	1,278,650	32,912,451
Citigroup, Inc.	960,427	49,097,028
Comerica, Inc.	702,361	27,764,330
JPMorgan Chase & Co.	725,860	72,723,913
M&T Bank Corp.	67,987	7,020,338
PNC Financial Services Group, Inc.	168,470	18,733,864
Regions Financial Corp.	599,444	6,929,573
Truist Financial Corp.	440,395	17,091,730
U.S. Bancorp	521,917	18,997,779
		251,271,006
Beverages 1.1%
Monster Beverage Corp.*	229,124	19,214,339
Capital Markets 1.5%
Goldman Sachs Group, Inc.	81,099 195,812	16,614,752 10,233,135
Morgan Stanley
		26,847,887
	Number of Shares	Value
Chemicals 0.7%
DuPont de Nemours, Inc.	232,266	$12,951,152
Communications Equipment 0.9%
Cisco Systems, Inc.	365,980	15,451,676
Construction & Engineering 0.5%
Fluor Corp.	999,373	9,514,031
Diversified Financial Services 0.6%
Equitable Holdings, Inc.	500,928	10,614,664
Electric Utilities 0.6%
American Electric Power Co., Inc.	136,133	10,731,364
Electrical Equipment 0.8%
Emerson Electric Co.	74,074	5,145,921
Rockwell Automation, Inc.	38,704	8,922,433
		14,068,354
Energy Equipment & Services 1.3%
Schlumberger Ltd.	1,163,379	22,115,835
Entertainment 1.4%
Walt Disney Co.	184,749	24,362,851
Equity Real Estate Investment Trusts 3.4%
American Homes 4 Rent Class A	845,937	24,227,636
Prologis, Inc.	343,405	34,979,233
		59,206,869
Food Products 1.8%
General Mills, Inc.	131,106	8,384,229
Mondelez International, Inc. Class A	391,510	22,872,014
		31,256,243
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	173,158	18,955,606
Baxter International, Inc.	251,022	21,856,486
	Number of Shares	Value
Medtronic PLC	211,240	$22,701,963
		63,514,055
Health Care Providers & Services 2.5%
Amerisource Bergen Corp.	105,692	10,255,295
HCA Healthcare, Inc.	189,310	25,693,153
UnitedHealth Group, Inc.	22,015	6,880,788
		42,829,236
Hotels, Restaurants & Leisure 2.3%
Carnival Corp.	1,305,241	21,510,372
Hilton Worldwide Holdings, Inc.	19,745	1,784,158
Marriott International, Inc. Class A	125,386	12,903,473
Yum China Holdings, Inc.	79,558	4,591,292
		40,789,295
Household Durables 0.5%
PulteGroup, Inc.	201,833	8,999,733
Household Products 1.3%
Procter & Gamble Co.	168,561	23,317,043
Industrial Conglomerates 3.0%
3M Co.	74,841	12,200,580
General Electric Co.	6,223,394	39,456,318
		51,656,898
Insurance 5.4%
Athene Holding Ltd. Class A*	355,585	13,000,188
Chubb Ltd.	120,302	15,037,750
Lincoln National Corp.	826,963	29,812,016
MetLife, Inc.	674,214	25,930,270
Prudential Financial, Inc.	152,838	10,357,831
		94,138,055

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (cont'd)

	Number of Shares	Value
Internet & Direct Marketing Retail 0.4%
Booking Holdings, Inc.*	3,866	$7,385,800
Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	95,130	9,552,955
Machinery 7.4%
Caterpillar, Inc.	250,669	35,672,705
Cummins, Inc.	115,648	23,968,048
Illinois Tool Works, Inc.	163,119	32,224,159
Otis Worldwide Corp.	54,344	3,418,238
Parker- Hannifin Corp.	166,624	34,326,210
		129,609,360
Metals & Mining 17.1%
Agnico Eagle Mines Ltd.	531,424	43,842,480
Alcoa Corp.*	493,702	7,217,923
BHP Group Ltd. ADR(a)	1,007,360	55,465,242
Franco- Nevada Corp.	269,462	40,548,642
Freeport- McMoRan, Inc.	1,867,100	29,145,431
Newmont Corp.	774,454	52,105,265
Rio Tinto PLC ADR	374,032	22,901,979
Southern Copper Corp.	986,316	47,441,800
		298,668,762
Multi-Utilities 1.0%
CenterPoint Energy, Inc.	434,209	8,714,575
Dominion Energy, Inc.	100,718	7,900,320
		16,614,895
Oil, Gas & Consumable Fuels 6.8%
Chevron Corp.	137,041	11,501,851
Conoco Phillips	277,786	10,525,312
	Number of Shares	Value
EOG Resources, Inc.	694,562	$31,491,441
Hess Corp.	361,250	16,631,950
Phillips 66	470,628	27,517,619
WPX Energy, Inc.*	3,652,252	20,306,521
		117,974,694
Pharmaceuticals 3.6%
Johnson & Johnson	347,702	53,340,964
Teva Pharmaceutical Industries Ltd. ADR*	1,011,679	9,985,271
		63,326,235
Specialty Retail 1.3%
American Eagle Outfitters, Inc.	631,224	7,959,735
AutoZone, Inc.*	11,804	14,121,243
		22,080,978
Tobacco 3.1%
Philip Morris International, Inc.	673,011	53,699,548
Total Common Stocks (Cost $1,459,535,911)		1,654,391,057
Short-Term Investments 10.5%
Investment Companies 10.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(b)	129,369,976	129,369,976
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(b)(c)	54,809,889	$54,809,889
Total Short-Term Investments (Cost $184,179,865)		184,179,865
Total Investments 105.2% (Cost $1,643,715,776)		1,838,570,922
Liabilities Less Other Assets (5.2)%		(90,969,366)
Net Assets 100.0%		$1,747,601,556

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $52,944,430 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2020.

(c)  Represents investment of cash collateral received from securities lending.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,429,614,351	81.8%
Canada	84,391,122	4.8%
Australia	78,367,221	4.5%
Peru	47,441,800	2.7%
Israel	9,985,271	0.6%
China	4,591,292	0.3%
Short-Term Investments and Other Liabilities—Net	93,210,499	5.3%
	$1,747,601,556	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,654,391,057	$—	$—	$1,654,391,057
Short-Term Investments	—	184,179,865	—	184,179,865
Total Investments	$1,654,391,057	$184,179,865	$—	$1,838,570,922

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 98.4%
Aerospace & Defense 2.2%
Axon Enterprise, Inc.*	105,000	$8,996,400
HEICO Corp.	135,000	14,839,200
Teledyne Technologies, Inc.*	35,000	10,976,350
		34,811,950
Auto Components 0.7%
Aptiv PLC	125,000	10,765,000
Banks 1.2%
SVB Financial Group*	75,000	19,153,500
Beverages 1.1%
Boston Beer Co., Inc. Class A*	20,000	17,639,600
Biotechnology 4.2%
ACADIA Pharmaceuticals, Inc.*	225,000	8,907,750
Ascendis Pharma A/S ADR*	80,000	11,854,400
Exact Sciences Corp.*	195,000	14,681,550
Global Blood Therapeutics, Inc.*	125,000	7,847,500
Incyte Corp.*	105,000	10,116,750
Seattle Genetics, Inc.*	92,500	14,646,450
		68,054,400
Capital Markets 2.9%
Cboe Global Markets, Inc.	125,000	11,473,750
Houlihan Lokey, Inc.	150,000	8,790,000
MarketAxess Holdings, Inc.	30,000	14,578,200
Raymond James Financial, Inc.	146,700	11,108,124
		45,950,074
	Number of Shares	Value
Commercial Services & Supplies 3.5%
Cintas Corp.	100,000	$33,324,000
Waste Connections, Inc.	225,000	22,506,750
		55,830,750
Containers & Packaging 1.0%
Ball Corp.	200,000	16,074,000
Diversified Consumer Services 1.9%
Bright Horizons Family Solutions, Inc.*	120,000	15,961,200
Chegg, Inc.*	200,000	14,748,000
		30,709,200
Electrical Equipment 2.6%
AMETEK, Inc.	225,000	22,657,500
Generac Holdings, Inc.*	101,000	19,187,980
		41,845,480
Electronic Equipment, Instruments & Components 3.2%
Amphenol Corp. Class A	162,500	17,842,500
CDW Corp.	150,000	17,047,500
Zebra Technologies Corp. Class A*	57,500	16,475,475
		51,365,475
Entertainment 1.4%
Spotify Technology SA*	80,000	22,572,800
Equity Real Estate Investment Trusts 0.6%
SBA Communications Corp.	30,000	9,182,100
Food & Staples Retailing 1.2%
BJ's Wholesale Club Holdings, Inc.*	437,500	19,429,375
Health Care Equipment & Supplies 7.1%
IDEXX Laboratories, Inc.*	55,000	21,508,300
	Number of Shares	Value
Insulet Corp.*	105,000	$22,916,250
Masimo Corp.*	50,000	11,200,000
Penumbra, Inc.*	85,000	17,777,750
Quidel Corp.*	45,000	7,918,200
Teleflex, Inc.	50,000	19,647,500
West Pharmaceutical Services, Inc.	45,000	12,778,200
		113,746,200
Health Care Providers & Services 1.3%
Encompass Health Corp.	150,000	9,786,000
Quest Diagnostics, Inc.	95,000	10,567,800
		20,353,800
Health Care Technology 3.1%
Teladoc Health, Inc.*(a)	81,500	17,578,735
Veeva Systems, Inc. Class A*	112,500	31,755,375
		49,334,110
Hotels, Restaurants & Leisure 2.4%
Chipotle Mexican Grill, Inc.*	14,000	18,343,920
Darden Restaurants, Inc.	115,000	9,967,050
Vail Resorts, Inc.	48,000	10,448,160
		38,759,130
Household Products 1.2%
Church & Dwight Co., Inc.	200,000	19,166,000
Industrial Conglomerates 1.1%
Roper Technologies, Inc.	42,500	18,155,575
Interactive Media & Services 2.5%
IAC/ InterActiveCorp.*	95,000	12,634,050
Match Group, Inc.*	100,000	11,168,000
Pinterest, Inc. Class A*	425,000	15,635,750
		39,437,800

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (cont'd)

	Number of Shares	Value
Internet & Direct Marketing Retail 0.5%
Etsy, Inc.*	70,000	$8,379,000
IT Services 8.2%
EPAM Systems, Inc.*	80,000	26,168,000
Jack Henry & Associates, Inc.	62,500	10,338,750
MongoDB, Inc.*	90,000	21,042,000
Okta, Inc.*	130,000	27,998,100
Twilio, Inc. Class A*	100,000	26,976,000
Wix.com Ltd.*	65,000	19,150,950
		131,673,800
Life Sciences Tools & Services 3.4%
Avantor, Inc.*	625,000	14,106,250
Bio-Rad Laboratories, Inc. Class A*	47,500	24,158,025
PPD, Inc.*	450,000	15,453,000
		53,717,275
Machinery 2.1%
IDEX Corp.	130,000	23,429,900
Stanley Black & Decker, Inc.	60,000	9,678,000
		33,107,900
Media 0.8%
Nexstar Media Group, Inc. Class A	141,500	13,585,415
Multiline Retail 0.6%
Ollie's Bargain Outlet Holdings, Inc.*	100,000	9,554,000
Pharmaceuticals 1.8%
Catalent, Inc.*	150,000	13,875,000
Horizon Therapeutics PLC*	190,000	14,272,800
		28,147,800
Professional Services 2.5%
Clarivate PLC*	450,000	13,248,000
CoStar Group, Inc.*	32,500	27,579,500
		40,827,500
	Number of Shares	Value
Road & Rail 1.2%
Old Dominion Freight Line, Inc.	95,000	$19,207,100
Semiconductors & Semiconductor Equipment 7.4%
Entegris, Inc.	180,000	12,040,200
Inphi Corp.*	165,000	18,806,700
KLA Corp.	105,000	21,539,700
Marvell Technology Group Ltd.	660,000	25,594,800
Monolithic Power Systems, Inc.	95,000	25,377,350
Teradyne, Inc.	175,000	14,869,750
		118,228,500
Software 16.7%
Avalara, Inc.*	135,000	17,875,350
Cloudflare, Inc. Class A*	375,000	14,347,500
Coupa Software, Inc.*	72,500	23,761,150
Crowdstrike Holdings, Inc. Class A*	150,000	18,859,500
DocuSign, Inc.*	125,000	27,875,000
Everbridge, Inc.*	165,000	24,520,650
Five9, Inc.*	125,000	15,930,000
HubSpot, Inc.*	45,000	13,485,600
Paylocity Holding Corp.*	127,500	18,774,375
Q2 Holdings, Inc.*	155,000	15,079,950
RingCentral, Inc. Class A*	95,000	27,623,150
Splunk, Inc.*	130,000	28,512,900
Trade Desk, Inc. Class A*	42,500	20,455,250
		267,100,375
Specialty Retail 5.2%
Best Buy Co., Inc.	75,000	8,318,250
Burlington Stores, Inc.*	110,000	21,662,300
CarMax, Inc.*	140,000	14,970,200
	Number of Shares	Value
Five Below, Inc.*	132,500	$14,502,125
O'Reilly Automotive, Inc.*	50,000	23,281,500
		82,734,375
Textiles, Apparel & Luxury Goods 0.5%
Columbia Sportswear Co.	90,000	7,701,300
Trading Companies & Distributors 1.1%
United Rentals, Inc.*	102,500	18,147,625
Total Common Stocks (Cost $1,012,318,546)		1,574,448,284
Short-Term Investments 2.2%
Investment Companies 2.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(b)	17,069,463	17,069,463
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(b)(c)	17,302,532	17,302,532
Total Short-Term Investments (Cost $34,371,995)		34,371,995
Total Investments 100.6% (Cost $1,046,690,541)		1,608,820,279
Liabilities Less Other Assets (0.6)%		(9,548,805)
Net Assets 100.0%		$1,599,271,474

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $17,541,636 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents 7-day effective yield as of August 31, 2020.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,574,448,284	$—	$—	$1,574,448,284
Short-Term Investments	—	34,371,995	—	34,371,995
Total Investments	$1,574,448,284	$34,371,995	$—	$1,608,820,279

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 98.7%
Aerospace & Defense 4.9%
General Dynamics Corp.	11,050	$1,650,317
Hexcel Corp.	12,500	492,375
		2,142,692
Auto Components 3.3%
Aptiv PLC	16,700	1,438,204
Banks 5.0%
BankUnited, Inc.	44,600	1,042,748
Comerica, Inc.	18,200	719,446
Truist Financial Corp.	11,200	434,672
		2,196,866
Beverages 2.7%
Molson Coors Brewing Co. Class B	31,100	1,170,604
Biotechnology 4.0%
Alexion Pharmaceuticals, Inc.*	15,200	1,736,144
Building Products 2.9%
Johnson Controls International PLC	30,900	1,258,557
Capital Markets 1.2%
State Street Corp.	7,900	537,911
Chemicals 3.3%
Ashland Global Holdings, Inc.	19,200	1,414,848
Commercial Services & Supplies 1.8%
KAR Auction Services, Inc.	45,300	785,502
Communications Equipment 3.9%
Ciena Corp.*	16,700	948,059
Motorola Solutions, Inc.	4,900	758,275
		1,706,334
Construction & Engineering 1.0%
Valmont Industries, Inc.	3,500	444,675
Electric Utilities 4.1%
Evergy, Inc.	26,300	1,399,686
OGE Energy Corp.	12,300	391,878
		1,791,564
Electronic Equipment, Instruments & Components 3.1%
CDW Corp.	7,800	886,470
Itron, Inc.*	7,600	452,732
		1,339,202
	Number of Shares	Value
Entertainment 3.0%
Lions Gate Entertainment Corp. Class A*	20,700	$201,618
Lions Gate Entertainment Corp. Class B*	119,800	1,085,388
		1,287,006
Equity Real Estate Investment Trusts 1.0%
Regency Centers Corp.	10,700	424,897
Food & Staples Retailing 1.5%
BJ's Wholesale Club Holdings, Inc.*	14,500	643,945
Food Products 4.8%
Hain Celestial Group, Inc.*	22,100	724,659
TreeHouse Foods, Inc.*	31,600	1,352,796
		2,077,455
Health Care Equipment & Supplies 4.6%
Zimmer Biomet Holdings, Inc.	14,200	2,000,496
Health Care Providers & Services 1.4%
MEDNAX, Inc.*	33,800	628,004
Hotels, Restaurants & Leisure 5.2%
MGM Resorts International	54,500	1,226,250
Wyndham Destinations, Inc.	36,600	1,061,034
		2,287,284
Independent Power and Renewable Electricity Producers 3.7%
AES Corp.	54,000	958,500
Vistra Energy Corp.	34,800	669,204
		1,627,704
Industrial Conglomerates 1.2%
Carlisle Cos, Inc.	4,100	536,895
IT Services 4.7%
Amdocs Ltd.	14,400	881,712
Conduent, Inc.*	143,600	485,368
Perspecta, Inc.	32,100	666,717
		2,033,797
Machinery 0.9%
Stanley Black & Decker, Inc.	2,500	403,250
	Number of Shares	Value
Mortgage Real Estate Investment Trusts 3.0%
Starwood Property Trust, Inc.	83,200	$1,297,920
Multi-Utilities 1.5%
CenterPoint Energy, Inc.	33,400	670,338
Multiline Retail 1.9%
Dollar Tree, Inc.*	8,800	847,176
Oil, Gas & Consumable Fuels 6.1%
EOG Resources, Inc.	15,300	693,702
ONEOK, Inc.	37,100	1,019,508
Phillips 66	6,400	374,208
Williams Cos., Inc.	26,500	550,140
		2,637,558
Semiconductors & Semiconductor Equipment 4.8%
NXP Semiconductors NV	6,800	855,168
Skyworks Solutions, Inc.	8,400	1,216,740
		2,071,908
Software 2.2%
Nuance Communications, Inc.*	32,300	967,708
Specialty Retail 1.3%
Chico's FAS, Inc.	154,600	197,888
Children's Place, Inc.	19,300	385,325
		583,213
Technology Hardware, Storage & Peripherals 2.0%
Western Digital Corp.	23,036	885,043
Trading Companies & Distributors 2.7%
AerCap Holdings NV*	17,500	517,475
HD Supply Holdings, Inc.*	16,400	650,424
		1,167,899
Total Common Stocks (Cost $41,750,218)		43,042,599

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (cont'd)

	Number of Shares	Value
Warrants 0.1%
Diversified Consumer Services 0.1%
OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	18,168	$30,341
Short-Term Investments 3.3%
Investment Companies 3.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(a) (Cost $1,451,952)	1,451,952	1,451,952
Total Investments 102.1% (Cost $43,202,170)		44,524,892
Liabilities Less Other Assets (2.1)%		(898,641)
Net Assets 100.0%		$43,626,251

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$43,042,599	$—	$—	$43,042,599
Warrants(a)	30,341	—	—	30,341
Short-Term Investments	—	1,451,952	—	1,451,952
Total Investments	$43,072,940	$1,451,952	$—	$44,524,892

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 99.5%
Aerospace & Defense 2.2%
Raytheon Technologies Corp.	245,154	$14,954,394
Banks 3.2%
JPMorgan Chase & Co.	220,000	22,041,800
Capital Markets 6.0%
Brookfield Asset Management, Inc. Class A	730,000	24,630,200
Charles Schwab Corp.	275,000	9,770,750
Intercontinental Exchange, Inc.	62,000	6,586,260
		40,987,210
Communications Equipment 7.0%
Cisco Systems, Inc.	540,000	22,798,800
Motorola Solutions, Inc.	160,000	24,760,000
		47,558,800
Construction Materials 0.8%
Eagle Materials, Inc.	68,000	5,560,360
Containers & Packaging 4.2%
Ball Corp.	355,000	28,531,350
Diversified Financial Services 5.3%
Berkshire Hathaway, Inc. Class B*	165,000	35,976,600
Electrical Equipment 2.2%
Rockwell Automation, Inc.	65,000	14,984,450
Entertainment 3.1%
Activision Blizzard, Inc.	150,000	12,528,000
Walt Disney Co.	65,000	8,571,550
		21,099,550
	Number of Shares	Value
Food & Staples Retailing 2.6%
BJ's Wholesale Club Holdings, Inc.*	180,000	$7,993,800
US Foods Holding Corp.*	400,000	9,740,000
		17,733,800
Food Products 2.9%
Lamb Weston Holdings, Inc.	130,000	8,170,500
Mondelez International, Inc. Class A	200,000	11,684,000
		19,854,500
Health Care Equipment & Supplies 2.7%
Hill-Rom Holdings, Inc.	195,000	18,289,050
Health Care Providers & Services 3.7%
HCA Healthcare, Inc.	185,000	25,108,200
Universal Health Services, Inc. Class B	2,000	220,700
		25,328,900
Hotels, Restaurants & Leisure 4.2%
Aramark	270,000	7,441,200
Las Vegas Sands Corp.	125,000	6,338,750
McDonald's Corp.	70,000	14,946,400
		28,726,350
Household Products 0.7%
WD-40 Co.	22,000	4,496,360
Insurance 2.7%
Chubb Ltd.	90,000	11,250,000
Progressive Corp.	75,000	7,128,000
		18,378,000
Interactive Media & Services 5.0%
Alphabet, Inc. Class C*	21,000	34,317,780
Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc.*	5,700	19,670,472
	Number of Shares	Value
IT Services 3.4%
PayPal Holdings, Inc.*	113,000	$23,067,820
Leisure Products 0.3%
Brunswick Corp.	30,000	1,856,700
Machinery 5.1%
Allison Transmission Holdings, Inc.	170,000	6,097,900
Nordson Corp.	34,000	6,340,660
Stanley Black & Decker, Inc.	140,000	22,582,000
		35,020,560
Materials 2.0%
Sherwin- Williams Co.	20,000	13,421,000
Media 4.0%
Cable One, Inc.	3,800	6,993,254
Comcast Corp. Class A	460,000	20,612,600
		27,605,854
Pharmaceuticals 2.4%
Pfizer, Inc.	425,000	16,060,750
Road & Rail 2.9%
CSX Corp.	260,000	19,879,600
Software 5.5%
Microsoft Corp.	165,000	37,212,450
Specialty Retail 2.9%
Lowe's Cos., Inc.	120,000	19,762,800
Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.	344,000	44,389,760
Textiles, Apparel & Luxury Goods 3.1%
Columbia Sportswear Co.	50,000	4,278,500
NIKE, Inc. Class B	150,000	16,783,500
		21,062,000
Total Common Stocks (Cost $352,489,951)		677,829,020

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (cont'd)

	Number of Shares	Value
Short-Term Investments 0.5%
Investment Companies 0.5%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(a) (Cost $3,464,199)	3,464,199	$3,464,199
Total Investments 100.0% (Cost $355,954,150)		681,293,219
Other Assets Less Liabilities 0.0%(b)		283,340
Net Assets 100.0%		$681,576,559

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2020.

(b)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$677,829,020	$—	$—	$677,829,020
Short-Term Investments	—	3,464,199	—	3,464,199
Total Investments	$677,829,020	$3,464,199	$—	$681,293,219

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 97.6%
Apartments 9.5%
Apartment Investment & Management Co. Class A	313,775	$11,305,313
Camden Property Trust	116,921	10,632,796
Equity Residential	382,454	21,589,528
Essex Property Trust, Inc.	81,138	17,567,188
		61,094,825
Data Centers 15.0%
CyrusOne, Inc.	240,585	20,096,065
Digital Realty Trust, Inc.	174,736	27,197,659
Equinix, Inc.	62,671	49,496,302
		96,790,026
Free Standing 3.3%
Four Corners Property Trust, Inc.	309,629	7,818,132
National Retail Properties, Inc.	191,851	6,799,200
Spirit Realty Capital, Inc.	194,965	6,923,207
		21,540,539
Health Care 8.0%
Healthcare Trust of America, Inc. Class A	432,652	11,417,686
Healthpeak Properties, Inc.	569,746	15,747,779
Omega Healthcare Investors, Inc.	232,082	7,187,580
Welltower, Inc.	304,501	17,514,898
		51,867,943
	Number of Shares	Value
Industrial 10.7%
Duke Realty Corp.	469,912	$18,115,108
Prologis, Inc.	401,124	40,858,491
Rexford Industrial Realty, Inc.	209,376	10,045,860
		69,019,459
Infrastructure 21.4%
American Tower Corp.	227,430	56,664,185
Crown Castle International Corp.	303,853	49,604,002
SBA Communications Corp.	103,544	31,691,712
		137,959,899
Manufactured Homes 5.3%
Equity LifeStyle Properties, Inc.	272,867	18,088,354
Sun Communities, Inc.	110,267	16,438,604
		34,526,958
Office 3.7%
Boston Properties, Inc.	63,983	5,558,203
Douglas Emmett, Inc.	410,952	11,473,780
Highwoods Properties, Inc.	183,729	6,845,742
		23,877,725
Real Estate Management & Development 1.5%
Brookfield Asset Management, Inc. Class A	289,605	9,771,273
Regional Malls 1.0%
Simon Property Group, Inc.	94,483	6,410,671
	Number of Shares	Value
Self Storage 6.5%
Extra Space Storage, Inc.	114,573	$12,207,753
Public Storage	139,782	29,689,697
		41,897,450
Shopping Centers 2.9%
Kimco Realty Corp.	765,527	9,178,669
Regency Centers Corp.	234,100	9,296,111
		18,474,780
Single Family Homes 5.3%
American Homes 4 Rent Class A	722,147	20,682,290
Invitation Homes, Inc.	461,322	13,207,649
		33,889,939
Timber 3.5%
Weyerhaeuser Co.	738,103	22,371,902
Total Common Stocks (Cost $569,985,610)		629,493,389
Short-Term Investments 3.8%
Investment Companies 3.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(a) (Cost $24,830,136)	24,830,136	24,830,136
Total Investments 101.4% (Cost $594,815,746)		654,323,525
Liabilities Less Other Assets (1.4)%		(9,123,172)
Net Assets 100.0%		$645,200,353

(a)  Represents 7-day effective yield as of August 31, 2020.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$629,493,389	$—	$—	$629,493,389
Short-Term Investments	—	24,830,136	—	24,830,136
Total Investments	$629,493,389	$24,830,136	$—	$654,323,525

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 98.1%
Aerospace & Defense 1.8%
Axon Enterprise, Inc.*	35,000	$2,998,800
Mercury Systems, Inc.*	35,000	2,650,900
		5,649,700
Auto Components 1.0%
Dorman Products, Inc.*	35,000	2,964,150
Banks 0.9%
Pinnacle Financial Partners, Inc.	65,000	2,596,750
Beverages 1.2%
Boston Beer Co., Inc. Class A*	4,000	3,527,920
Biotechnology 13.8%
ACADIA Pharmaceuticals, Inc.*	78,000	3,088,020
Amicus Therapeutics, Inc.*	230,000	3,358,000
Arena Pharmaceuticals, Inc.*	44,000	3,072,080
Arrowhead Pharmaceuticals, Inc.*	71,000	2,999,040
Ascendis Pharma A/S ADR*	20,500	3,037,690
Avrobio, Inc.*	109,000	1,887,880
ChemoCentryx, Inc.*	27,000	1,444,500
Fate Therapeutics, Inc.*	46,000	1,674,400
Global Blood Therapeutics, Inc.*	66,000	4,143,480
Halozyme Therapeutics, Inc.*	125,000	3,624,375
Iovance Biotherapeutics, Inc.*	110,000	3,666,300
Krystal Biotech, Inc.*	51,000	2,438,310
Novavax, Inc.*	5,000	551,700
PTC Therapeutics, Inc.*	74,000	3,657,450
	Number of Shares	Value
Ultragenyx Pharmaceutical, Inc.*	27,000	$2,296,620
Veracyte, Inc.*	45,000	1,498,950
		42,438,795
Building Products 2.5%
Builders FirstSource, Inc.*	140,000	4,286,800
Gibraltar Industries, Inc.*	52,000	3,247,140
		7,533,940
Capital Markets 0.6%
Houlihan Lokey, Inc.	32,500	1,904,500
Commercial Services & Supplies 2.2%
Casella Waste Systems, Inc. Class A*	55,000	3,088,250
Heritage- Crystal Clean, Inc.*	49,338	724,282
Tetra Tech, Inc.	32,000	2,953,920
		6,766,452
Containers & Packaging 1.0%
Graphic Packaging Holding Co.	225,000	3,145,500
Diversified Consumer Services 2.1%
Bright Horizons Family Solutions, Inc.*	17,000	2,261,170
Chegg, Inc.*	56,000	4,129,440
		6,390,610
Diversified Telecommunication Services 2.6%
Bandwidth, Inc. Class A*	50,000	7,874,000
Electrical Equipment 3.9%
Generac Holdings, Inc.*	22,000	4,179,560
Sensata Technologies Holding PLC*	78,000	3,247,920
Vicor Corp.*	53,000	4,612,590
		12,040,070
Electronic Equipment, Instruments & Components 0.9%
Littelfuse, Inc.	16,000	2,893,440
	Number of Shares	Value
Food & Staples Retailing 1.6%
BJ's Wholesale Club Holdings, Inc.*	68,000	$3,019,880
Performance Food Group Co.*	53,000	1,935,030
		4,954,910
Food Products 0.9%
Freshpet, Inc.*	25,000	2,840,000
Health Care Equipment & Supplies 7.6%
Axonics Modulation Technologies, Inc.*(b)	92,500	3,909,050
CONMED Corp.	37,000	3,193,470
GenMark Diagnostics, Inc.*	50,000	648,500
ICU Medical, Inc.*	18,000	3,604,320
iRhythm Technologies, Inc.*	17,000	3,743,060
Mesa Laboratories, Inc.	12,800	3,147,776
NuVasive, Inc.*	52,500	2,736,825
Oxford Immunotec Global PLC*	177,000	2,408,970
		23,391,971
Health Care Providers & Services 3.3%
Amedisys, Inc.*	13,800	3,338,220
Option Care Health, Inc.*	327,000	3,799,740
R1 RCM, Inc.*	215,000	3,117,500
		10,255,460
Health Care Technology 2.1%
Inspire Medical Systems, Inc.*	25,000	2,986,250
Teladoc Health, Inc.*(b)	15,500	3,343,195
		6,329,445
Hotels, Restaurants & Leisure 4.4%
Boyd Gaming Corp.	125,000	3,347,500
Churchill Downs, Inc.	25,000	4,369,000
Texas Roadhouse, Inc.	50,000	3,149,500
Wingstop, Inc.	17,000	2,777,800
		13,643,800

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (cont'd)

	Number of Shares	Value
Household Durables 1.2%
Helen of Troy Ltd.*	18,000	$3,722,760
Insurance 0.8%
Primerica, Inc.	20,000	2,497,000
Interactive Media & Services 1.9%
EverQuote, Inc. Class A*	165,000	5,857,500
IT Services 1.0%
Fastly, Inc. Class A*	32,000	2,970,880
Life Sciences Tools & Services 2.3%
NeoGenomics, Inc.*	92,000	3,583,400
Repligen Corp.*	23,000	3,562,930
		7,146,330
Machinery 2.8%
ESCO Technologies, Inc.	35,000	3,147,200
Meritor, Inc.*	128,000	2,913,280
Rexnord Corp.	92,000	2,664,320
		8,724,800
Media 2.0%
Cardlytics, Inc.*	81,000	6,143,850
Multiline Retail 0.8%
Ollie's Bargain Outlet Holdings, Inc.*	26,000	2,484,040
Pharmaceuticals 2.8%
Axsome Therapeutics, Inc.*	34,500	2,529,195
Collegium Pharmaceutical, Inc.*	100,000	1,906,000
Horizon Therapeutics PLC*	55,000	4,131,600
		8,566,795
	Number of Shares	Value
Professional Services 0.9%
Exponent, Inc.	33,000	$2,655,015
Road & Rail 1.0%
Landstar System, Inc.	23,500	3,127,615
Semiconductors & Semiconductor Equipment 6.4%
Enphase Energy, Inc.*	23,000	1,776,290
Entegris, Inc.	40,000	2,675,600
Impinj, Inc.*(b)	132,000	3,227,400
Inphi Corp.*	74,000	8,434,520
Lattice Semiconductor Corp.*	122,000	3,489,200
		19,603,010
Software 15.1%
Blackline, Inc.*	60,000	5,242,200
Descartes Systems Group, Inc.*	79,300	4,833,335
Everbridge, Inc.*	62,000	9,213,820
Five9, Inc.*	67,000	8,538,480
Globant SA*	19,000	3,374,020
LivePerson, Inc.*	80,000	4,772,800
Model N, Inc.*	117,000	4,600,440
Q2 Holdings, Inc.*	60,000	5,837,400
		46,412,495
Specialty Retail 4.0%
Five Below, Inc.*	20,000	2,189,000
Lithia Motors, Inc. Class A	22,000	5,477,120
RH*	9,500	3,140,225
Sportsman's Warehouse Holdings, Inc.*	85,000	1,334,075
		12,140,420
Tobacco 0.7%
Turning Point Brands, Inc.	75,000	2,167,500
Total Common Stocks (Cost $245,539,028)		301,361,423
	Number of Shares	Value
Rights 0.1%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.*(a) (Cost $132,000)	150,000	$187,500
Short-Term Investments 3.4%
Investment Companies 3.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.04%(c)	5,476,868	5,476,868
State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(c)(d)	4,939,633	4,939,633
Total Short-Term Investments (Cost $10,416,501)		10,416,501
Total Investments 101.6% (Cost $256,087,529)		311,965,424
Liabilities Less Other Assets (1.6)%		(4,825,950)
Net Assets 100.0%		$307,139,474

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  The security or a portion of this security is on loan at August 31, 2020. Total value of all such securities at August 31, 2020 amounted to $4,928,842 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of August 31, 2020.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$301,361,423	$—	$—	$301,361,423
Rights(a)	—	—	187,500	187,500
Short-Term Investments	—	10,416,501	—	10,416,501
Total Investments	$301,361,423	$10,416,501	$187,500	$311,965,424

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2020
Investments in Securities: (000's omitted)
Common Stocks(c)	$—	$—	$—	$56	$132	$—	$—	$—	$188	$56
Total	$—	$—	$—	$56	$132	$—	$—	$—	$188	$56

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ August 31, 2020

	Number of Shares	Value
Common Stocks 99.0%
Auto Components 2.1%
Aptiv PLC	396,644	$34,158,981
Banks 4.6%
JPMorgan Chase & Co.	480,995	48,190,889
U.S. Bancorp	751,016	27,336,982
		75,527,871
Biotechnology 1.4%
Regeneron Pharmaceuticals, Inc.*	37,018	22,948,569
Capital Markets 3.1%
Inter- continental Exchange, Inc.	472,488	50,192,400
Communications Equipment 1.8%
Arista Networks, Inc.*	131,321	29,343,677
Electric Utilities 1.0%
Eversource Energy	182,108	15,608,477
Electrical Equipment 4.4%
Vestas Wind Systems A/S	474,429	72,134,292
Electronic Equipment, Instruments & Components 3.2%
Zebra Technologies Corp. Class A*	183,797	52,663,354
Equity Real Estate Investment Trusts 1.0%
Weyerhaeuser Co.	559,359	16,954,171
Health Care Equipment & Supplies 7.6%
Becton, Dickinson & Co.	167,392	40,637,756
Danaher Corp.	222,342	45,906,953
Medtronic PLC	351,992	37,828,580
		124,373,289
Health Care Providers & Services 5.2%
Amerisource Bergen Corp.	366,883	35,598,658
Cigna Corp.	279,168	49,516,028
		85,114,686
	Number of Shares	Value
Hotels, Restaurants & Leisure 3.3%
Compass Group PLC	1,857,562	$30,058,979
Starbucks Corp.	287,366	24,273,806
		54,332,785
Household Products 1.4%
Colgate- Palmolive Co.	288,268	22,848,122
Insurance 2.6%
Progressive Corp.	451,180	42,880,147
Interactive Media & Services 4.1%
Alphabet, Inc. Class A*	41,568	67,736,303
Internet & Direct Marketing Retail 1.1%
Booking Holdings, Inc.*	9,570	18,283,007
IT Services 7.8%
Accenture PLC Class A	149,372	35,838,824
Cognizant Technology Solutions Corp. Class A	501,498	33,530,156
MasterCard, Inc. Class A	164,410	58,890,018
		128,258,998
Machinery 3.9%
Otis Worldwide Corp.	284,917	17,921,279
Stanley Black & Decker, Inc.	285,068	45,981,469
		63,902,748
Materials 1.9%
Sherwin- Williams Co.	46,726	31,355,482
Media 5.7%
Comcast Corp. Class A	1,336,541	59,890,402
Discovery, Inc. Class A*	1,516,722	33,466,471
		93,356,873
Multi-Utilities 1.7%
National Grid PLC	2,561,652	28,690,713
	Number of Shares	Value
Personal Products 2.9%
Unilever NV	830,299	$48,157,342
Pharmaceuticals 2.9%
Roche Holding AG	138,384	48,329,917
Road & Rail 2.0%
CSX Corp.	427,164	32,660,959
Semiconductors & Semiconductor Equipment 4.4%
Texas Instruments, Inc.	509,549	72,432,390
Software 8.4%
Intuit, Inc.	120,575	41,645,399
Microsoft Corp.	426,620	96,215,609
		137,861,008
Specialty Chemicals 1.2%
Novozymes A/S B Shares	338,733	20,043,823
Specialty Retail 2.6%
Advance Auto Parts, Inc.	276,421	43,207,367
Trading Companies & Distributors 5.7%
United Rentals, Inc.*	294,900	52,212,045
W.W. Grainger, Inc.	112,245	41,017,690
		93,229,735
Total Common Stocks (Cost $1,003,709,046)		1,626,587,486
	Principal Amount
Short-Term Investments 0.9%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.25%, due 9/23/2020	$100,000	100,000
Self Help Credit Union, 0.25%, due 11/16/2020	250,000	250,000
Self Help Federal Credit Union, 0.25%, due 9/14/2020	250,000	250,000
		600,000

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (cont'd)

	Number of Shares	Value
Investment Companies 0.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.03%(b)	14,403,189	$14,403,189
Total Short-Term Investments (Cost $15,003,189)		15,003,189
Total Investments 99.9% (Cost $1,018,712,235)		1,641,590,675
Other Assets Less Liabilities 0.1%		837,230
Net Assets 100.0%		$1,642,427,905

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of August 31, 2020.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,379,172,420	84.0%
United Kingdom	106,907,034	6.5%
Denmark	92,178,115	5.6%
Switzerland	48,329,917	2.9%
Short-Term Investments and Other Assets—Net	15,840,419	1.0%
	$1,642,427,905	100.0%

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Hotels, Restaurants & Leisure	$24,273,806	$30,058,979	$—	$54,332,785
Multi-Utilities	—	28,690,713	—	28,690,713
Other Common Stocks(a)	1,543,563,988	—	—	1,543,563,988
Total Common Stocks	1,567,837,794	58,749,692	—	1,626,587,486
Short-Term Investments	—	15,003,189	—	15,003,189
Total Investments	$1,567,837,794	$73,752,881	$—	$1,641,590,675

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$53,283,881	$1,095,591,634	$1,255,337,985	$768,615,969	$9,663,127,162	$1,884,856	$54,819,980	$1,646,524,816	$3,505,341	$1,572,780,423
Affiliated issuers(b)	—	—	—	—	818,947,444	—	—	—	—	—
	53,283,881	1,095,591,634	1,255,337,985	768,615,969	10,482,074,606	1,884,856	54,819,980	1,646,524,816	3,505,341	1,572,780,423
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	8,962,108	—	—	—	2,189	2,473,632	—	563	1,523,481
Receivable from investment manager—net (Note B)	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	99,106	1,670,698	3,650,510	273,685	6,587,509	3,749	37	1,642,470	8,052	7,084,261
Receivable for securities sold	—	2,476,596	854,073	—	28,451,787	—	370,788	439,291	—	1,029,897
Receivable from Management—net (Note B)	—	—	—	—	—	7,714	—	—	204	—
Receivable for Fund shares sold	—	732,868	153,467	67,263	7,195,988	—	—	270,830	—	926,258
Receivable for securities lending income (Note A)	—	4,542	—	64	—	—	—	4,367	—	1,794
Prepaid expenses and other assets	12,872	76,534	69,621	74,111	352,289	10,730	27,886	156,001	25,116	90,129
Total Assets	53,395,859	1,109,514,980	1,260,065,656	769,031,092	10,524,662,179	1,909,238	57,692,323	1,649,037,775	3,539,276	1,583,436,243
Liabilities
Payable to investment manager—net (Note B)	22,085	943,204	530,330	331,782	5,938,194	1,208	52,624	637,539	558	1,128,803
Option contracts written, at value(d) (Note A)	—	—	4,202,480	—	—	—	—	1,349,183	—	—
Payable for securities purchased	—	9,502,941	—	—	5,711,084	—	775,179	—	—	—
Payable for Fund shares redeemed	6,500	284,204	4,145,773	271,645	8,373,932	—	4,240	1,372,877	—	1,755,935
Payable to administrator—net (Note B)	3,103	460,152	302,646	174,572	1,528,751	—	6,075	336,365	—	249,995
Payable to trustees	6,373	6,373	6,373	6,373	6,373	6,373	6,373	6,373	6,373	6,373
Payable for audit fees	44,850	52,032	55,095	52,745	58,587	48,400	48,774	54,393	49,838	53,961
Payable for custodian fees	28,420	342,331	71,595	50,081	428,444	31,480	38,874	74,560	27,458	163,243
Payable for legal fees	9,929	9,929	9,929	13,698	12,105	9,929	9,929	12,105	9,929	9,929
Payable for shareholder servicing fees	580	78,014	6,388	106,967	218,512	255	2,077	198,186	308	44,046
Payable for loaned securities collateral (Note A)	—	10,017,929	—	—	—	—	—	24,275,560	—	—
Accrued capital gains taxes (Note A)	—	325,142	—	—	—	—	—	—	—	—
Other accrued expenses and payables	5,250	61,695	76,612	30,957	413,780	4,348	7,293	56,094	4,984	97,975
Total Liabilities	127,090	22,083,946	9,407,221	1,038,820	22,689,762	101,993	951,438	28,373,235	99,448	3,510,260
Net Assets	$53,268,769	$1,087,431,034	$1,250,658,435	$767,992,272	$10,501,972,417	$1,807,245	$56,740,885	$1,620,664,540	$3,439,828	$1,579,925,983
Net Assets consist of:
Paid-in capital	$42,291,498	$1,013,038,722	$1,014,759,473	$563,074,144	$4,725,063,275	$1,788,976	$58,807,792	$902,938,182	$2,747,740	$1,261,465,050
Total distributable earnings/(losses)	10,977,271	74,392,312	235,898,962	204,918,128	5,776,909,142	18,269	(2,066,907)	717,726,358	692,088	318,460,933
Net Assets	$53,268,769	$1,087,431,034	$1,250,658,435	$767,992,272	$10,501,972,417	$1,807,245	$56,740,885	$1,620,664,540	$3,439,828	$1,579,925,983
Net Assets
Investor Class	$—	$—	$—	$700,618,854	$1,677,255,972	$—	$—	$1,419,473,798	$—	$92,787,023
Trust Class	—	—	—	47,029,873	1,239,627,927	—	—	42,723,749	—	28,745,440
Advisor Class	—	—	—	1,851,380	131,259,777	—	—	191,347	—	—
Institutional Class	49,252,841	854,582,566	994,863,019	14,063,146	3,032,937,453	1,360,952	52,282,513	149,633,333	3,061,663	1,319,011,460
Class A	1,490,477	31,718,511	153,129,773	3,033,279	—	232,241	4,258,353	6,123,664	291,922	55,829,662
Class C	2,495,003	6,114,699	101,082,277	1,395,740	—	214,052	200,019	2,321,608	86,243	7,425,878
Class R3	—	798,308	1,583,366	—	—	—	—	162,056	—	—
Class R6	30,448	194,216,950	—	—	4,420,891,288	—	—	34,985	—	76,126,520

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	24,361,608	26,734,351	—	—	60,717,894	—	6,606,688
Trust Class	—	—	—	1,635,770	19,766,444	—	—	1,828,720	—	2,046,733
Advisor Class	—	—	—	64,396	2,106,707	—	—	8,249	—	—
Institutional Class	3,337,644	41,949,411	80,092,628	488,596	48,400,116	124,114	4,548,530	6,393,021	422,036	93,824,774
Class A	100,959	1,552,475	12,379,743	105,575	—	21,202	373,285	262,408	39,938	3,978,156
Class C	170,303	299,698	8,229,500	49,374	—	19,612	18,644	101,033	11,888	532,685
Class R3	—	39,041	128,291	—	—	—	—	6,978	—	—
Class R6	2,061	9,530,556	—	—	70,594,550	—	—	1,494	—	5,408,330
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$28.76	$62.74	$—	$—	$23.38	$—	$14.04
Trust Class	—	—	—	28.75	62.71	—	—	23.36	—	14.04
Advisor Class	—	—	—	28.75	62.31	—	—	23.20	—	—
Institutional Class	14.76	20.37	12.42	28.78	62.66	10.97	11.49	23.41	7.25	14.06
Class R3	—	20.45	12.34	—	—	—	—	23.22	—	—
Class R6	14.77	20.38	—	—	62.62	—	—	23.41	—	14.08
Net Asset Value and redemption price per share
Class A	$14.76	$20.43	$12.37	$28.73	$—	$10.95	$11.41	$23.34	$7.31	$14.03
Offering Price per share
Class A‡	$15.66	$21.68	$13.12	$30.48	$—	$11.62	$12.11	$24.76	$7.76	$14.89
Net Asset Value and offering price per share
Class C^	$14.65	$20.40	$12.28	$28.27	$—	$10.91	$10.73	$22.98	$7.25	$13.94
† Securities on loan, at value:
Unaffiliated issuers	$—	$9,874,256	$—	$—	$—	$—	$—	$24,303,417	$—	$—
* Cost of Investments:
(a) Unaffiliated issuers	$40,581,287	$880,114,908	$985,306,712	$570,415,324	$4,425,382,284	$1,794,850	$49,427,153	$1,035,538,017	$2,848,995	$1,322,387,350
(b) Affiliated issuers	—	—	—	—	585,043,775	—	—	—	—	—
Total cost of investments	$40,581,287	$880,114,908	$985,306,712	$570,415,324	$5,010,426,059	$1,794,850	$49,427,153	$1,035,538,017	$2,848,995	$1,322,387,350
(c) Total cost of foreign currency	$—	$8,959,234	$—	$—	$—	$2,131	$2,462,433	$—	$519	$1,515,142
(d) Premium received from option contracts written	$—	$—	$2,429,726	$—	$—	$—	$—	$943,332	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$152,994,557	$2,081,363	$587,002,249	$1,838,570,922	$1,608,820,279	$44,524,892	$681,293,219	$654,323,525	$311,965,424	$1,641,590,675
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	152,994,557	2,081,363	587,002,249	1,838,570,922	1,608,820,279	44,524,892	681,293,219	654,323,525	311,965,424	1,641,590,675
Cash	—	—	—	5,526,614	—	—	—	—	—	—
Foreign currency(c)	111,157	73,447	—	—	—	—	—	—	—	597
Receivable from investment manager—net (Note B)	—	—	—	—	—	1,042	—	—	—	—
Dividends and interest receivable	632,118	11,268	375,087	3,643,254	443,067	53,599	971,258	329,664	33,317	2,811,584
Receivable for securities sold	111	—	603,873	15,085,817	23,135,046	8,188,503	—	—	1,216,362	—
Receivable from Management—net (Note B)	—	23,577	—	—	—	—	—	—	—	—
Receivable for Fund shares sold	14,315	—	1,982,357	1,053,174	1,184,271	12,831	859,700	1,031,404	374,078	610,110
Receivable for securities lending income (Note A)	186	35	—	7,883	3,117	—	—	—	2,734	—
Prepaid expenses and other assets	47,131	12,551	41,121	161,176	96,597	46,074	34,123	69,624	63,858	93,042
Total Assets	153,799,575	2,202,241	590,004,687	1,864,048,840	1,633,682,377	52,826,941	683,158,300	655,754,217	313,655,773	1,645,106,008
Liabilities
Payable to investment manager—net (Note B)	70,684	2,571	407,681	713,921	650,155	—	330,085	432,570	214,113	665,701
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	—	—	723,340	57,927,163	14,244,391	537,394	—	5,401,421	962,896	—
Payable for Fund shares redeemed	613,755	—	1,076,069	2,165,599	1,642,330	8,539,548	989,926	4,531,134	260,297	1,380,184
Payable to administrator—net (Note B)	18,580	—	49,020	400,312	258,861	29,609	126,267	22,066	10,564	344,815
Payable to trustees	6,373	6,373	6,373	6,373	6,373	6,373	6,373	6,373	6,373	6,373
Payable for audit fees	54,393	43,250	26,350	53,145	26,350	26,750	26,350	52,413	26,350	26,750
Payable for custodian fees	46,185	29,817	43,328	87,649	74,279	31,339	46,290	47,201	39,023	90,494
Payable for legal fees	9,929	9,929	9,929	19,619	9,929	9,929	9,929	9,929	9,929	9,929
Payable for shareholder servicing fees	2,722	117	3,965	190,090	125,456	9,904	4,937	17,318	29,572	76,156
Payable for loaned securities collateral (Note A)	447,618	88,669	—	54,809,889	17,302,532	—	—	—	4,939,633	—
Accrued capital gains taxes (Note A)	—	—	—	—	—	—	—	—	—	—
Other accrued expenses and payables	14,924	6,579	47,198	73,524	70,247	9,844	41,584	33,439	17,549	77,701
Total Liabilities	1,285,163	187,305	2,393,253	116,447,284	34,410,903	9,200,690	1,581,741	10,553,864	6,516,299	2,678,103
Net Assets	$152,514,412	$2,014,936	$587,611,434	$1,747,601,556	$1,599,271,474	$43,626,251	$681,576,559	$645,200,353	$307,139,474	$1,642,427,905
Net Assets consist of:
Paid-in capital	$124,720,355	$1,605,691	$486,260,488	$1,564,238,055	$908,369,519	$55,083,627	$232,314,543	$589,983,006	$248,293,597	$961,619,908
Total distributable earnings/(losses)	27,794,057	409,245	101,350,946	183,363,501	690,901,955	(11,457,376)	449,262,016	55,217,347	58,845,877	680,807,997
Net Assets	$152,514,412	$2,014,936	$587,611,434	$1,747,601,556	$1,599,271,474	$43,626,251	$681,576,559	$645,200,353	$307,139,474	$1,642,427,905
Net Assets
Investor Class	$—	$—	$—	$1,087,200,440	$570,707,044	$23,021,987	$—	$—	$72,503,103	$429,625,155
Trust Class	5,327,508	—	—	65,351,212	85,716,000	4,934,080	—	108,560,889	4,579,683	122,941,294
Advisor Class	—	—	—	99,672,291	10,335,547	—	—	—	3,208,183	—
Institutional Class	138,933,615	1,443,150	555,197,071	365,290,637	347,392,478	12,563,352	609,658,640	344,100,462	158,103,218	689,949,797
Class A	3,190,737	158,646	21,043,151	23,407,341	36,009,508	1,713,040	41,558,639	60,655,020	23,331,091	98,007,073
Class C	901,508	135,499	11,293,733	14,661,663	11,291,955	830,531	30,359,280	9,085,584	4,591,343	40,367,231
Class R3	2,235,603	—	—	641,046	13,696,110	543,718	—	15,678,463	3,654,474	27,978,331
Class R6	1,925,441	277,641	77,479	91,376,926	524,122,832	19,543	—	107,119,935	37,168,379	233,559,024

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020	August 31, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	35,783,329	30,937,601	1,436,196	—	—	1,617,987	10,891,959
Trust Class	382,991	—	—	2,150,084	4,655,597	307,904	—	7,888,321	102,561	3,114,904
Advisor Class	—	—	—	3,279,041	565,736	—	—	—	72,177	—
Institutional Class	10,000,352	104,094	36,689,103	12,023,201	18,723,108	784,258	35,797,916	24,913,001	3,496,813	17,511,125
Class A	231,201	11,481	1,401,441	770,224	1,962,987	106,888	2,437,584	4,406,733	521,646	2,485,905
Class C	66,589	10,000	763,789	483,936	629,969	51,905	1,794,479	658,652	104,997	1,033,108
Class R3	163,566	—	—	21,076	752,874	33,915	—	1,141,600	82,331	709,871
Class R6	138,494	20,000	5,109	3,005,054	28,167,520	1,220	—	7,757,495	820,267	5,926,689
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$30.38	$18.45	$16.03	$—	$—	$44.81	$39.44
Trust Class	13.91	—	—	30.39	18.41	16.02	—	13.76	44.65	39.47
Advisor Class	—	—	—	30.40	18.27	—	—	—	44.45	—
Institutional Class	13.89	13.86	15.13	30.38	18.55	16.02	17.03	13.81	45.21	39.40
Class R3	13.67	—	—	30.42	18.19	16.03	—	13.73	44.39	39.41
Class R6	13.90	13.88	15.17	30.41	18.61	16.03	—	13.81	45.31	39.41
Net Asset Value and redemption price per share
Class A	$13.80	$13.82	$15.02	$30.39	$18.34	$16.03	$17.05	$13.76	$44.73	$39.43
Offering Price per share
Class A‡	$14.64	$14.66	$15.94	$32.24	$19.46	$17.01	$18.09	$14.60	$47.46	$41.84
Net Asset Value and offering price per share
Class C^	$13.54	$13.55	$14.79	$30.30	$17.92	$16.00	$16.92	$13.79	$43.73	$39.07
† Securities on loan, at value:
Unaffiliated issuers	$423,821	$84,556	$—	$52,944,430	$17,541,636	$—	$—	$—	$4,928,842	$—
* Cost of Investments:
(a) Unaffiliated issuers	$124,529,237	$1,729,661	$482,497,591	$1,643,715,776	$1,046,690,541	$43,202,170	$355,954,150	$594,815,746	$256,087,529	$1,018,712,235
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$124,529,237	$1,729,661	$482,497,591	$1,643,715,776	$1,046,690,541	$43,202,170	$355,954,150	$594,815,746	$256,087,529	$1,018,712,235
(c) Total cost of foreign currency	$110,551	$73,248	$—	$—	$—	$—	$—	$—	$—	$591
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,199,924	$37,060,450	$38,979,775	$7,120,889	$92,214,279	$83,566	$1,192,577	$14,832,675	$70,546	$32,478,546
Dividend income—affiliated issuers (Note F)	—	—	—	—	9,757,520	—	—	—	—	—
Interest and other income—unaffiliated issuers	20,608	525,821	3,202,959	233,786	940,141	814	6,322	320,847	274	615,443
Income from securities loaned—net	—	86,034	—	15,189	—	—	—	45,608	—	101,706
Foreign taxes withheld	(23,406)	(3,128,154)	(730,455)	(156,642)	(468,800)	(3,806)	(69,004)	(112,558)	(158)	(2,719,223)
Total income	$1,197,126	$34,544,151	$41,452,279	$7,213,222	$102,443,140	$80,574	$1,129,895	$15,086,572	$70,662	$30,476,472
Expenses:
Investment management fees (Note B)	264,561	12,082,774	6,740,299	3,615,372	65,712,760	26,070	587,723	6,661,446	6,817	15,215,805
Administration fees (Note B):
Investor Class	—	—	—	1,622,429	4,122,987	—	—	3,078,978	—	235,827
Trust Class	—	—	—	178,002	5,025,756	—	—	157,936	—	114,442
Advisor Class	—	—	—	6,610	540,647	—	—	713	—	—
Institutional Class	73,580	1,543,088	1,606,923	17,302	4,169,064	3,955	72,263	165,879	4,604	2,550,620
Class A	3,585	98,719	353,455	6,941	—	870	13,196	13,166	656	135,603
Class C	6,363	20,547	391,057	3,201	—	747	464	5,016	226	22,169
Class R3	—	2,249	4,870	—	—	—	—	341	—	—
Class R6	16	98,830	—	—	2,080,303	—	—	14	—	40,198
Distribution fees (Note B):
Trust Class	—	—	—	44,500	—	—	—	39,484	—	—
Advisor Class	—	—	—	4,131	337,905	—	—	445	—	—
Class A	3,447	94,922	339,860	6,674	—	837	12,688	12,660	631	130,387
Class C	24,472	79,026	1,504,065	12,310	—	2,874	1,784	19,293	870	85,264
Class R3	—	4,325	9,365	—	—	—	—	656	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	347,517	884,788	—	—	696,972	—	93,414
Trust Class	—	—	—	666	8,455	—	—	835	—	1,152
Advisor Class	—	—	—	286	7,735	—	—	230	—	—
Institutional Class	339	215,341	5,404	422	18,574	132	338	688	309	47,243
Class A	1,195	7,406	9,258	373	—	529	5,622	813	588	2,864
Class C	6	411	3,457	146	—	41	66	162	28	712
Class R3	—	1,286	547	—	—	—	—	—	—	—
Class R6	37	4,604	—	—	12,943	—	—	—	—	2,093
Audit fees	44,849	52,031	55,594	53,244	59,086	48,399	48,773	54,892	49,837	54,460
Custodian and accounting fees	62,069	996,380	169,856	104,858	955,083	62,049	77,904	159,569	58,796	382,767
Insurance	1,692	44,563	44,076	22,113	322,396	121	1,752	41,365	144	58,446
Legal fees	42,273	42,273	42,273	60,712	46,407	42,444	58,409	45,734	67,072	42,444
Registration and filing fees	59,968	108,188	89,846	99,692	231,687	46,191	49,208	144,923	51,048	116,282
Repayment to Management of expenses previously assumed by Management (Note B)	—	239,328	—	—	525,381	—	—	103	—	—
Shareholder reports	3,596	76,286	117,363	62,446	668,929	2,947	2,617	94,590	2,618	173,904
Trustees' fees and expenses	51,601	52,879	52,969	52,214	61,399	51,550	51,599	52,780	51,550	53,355
Interest	—	574	5,195	110	131	—	737	5,712	154	3,353
Miscellaneous	8,462	120,169	76,320	42,722	461,494	1,819	6,074	70,412	1,781	106,672
Total expenses	652,111	15,986,199	11,622,052	6,364,993	86,253,910	291,575	991,217	11,525,807	297,729	19,669,476

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020
Expenses reimbursed by Management (Note B)	(252,838)	(41,463)	—	(424)	—	(254,409)	(166,753)	—	(281,818)	(372,164)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	(68)	(2,062,406)
Total net expenses	399,273	15,944,736	11,622,052	6,364,569	86,253,910	37,166	824,464	11,525,807	15,843	17,234,906
Net investment income/(loss)	$797,853	$18,599,415	$29,830,227	$848,653	$16,189,230	$43,408	$305,431	$3,560,765	$54,819	$13,241,566
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,910,440)	(64,209,899)	(19,067,978)	85,671,317	384,234,535	35,562	3,710,382	122,429,977	404,506	111,865,121
Transactions in investment securities of affiliated issuers	—	—	—	—	66,635,193	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	(709)	(1,204,419)	(29,618)	(81,482)	4,711	(1,022)	1,943	(3,911)	882	(275,446)
Expiration or closing of option contracts written	—	—	(4,717,604)	—	—	—	—	2,535,750	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	1,010,727
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	7,965,468	137,469,097 *	(2,790,443)	76,828,210	807,893,441	(457,065)	7,940,885	305,629,690	63,561	165,375,396
Investment securities of affiliated issuers	—	—	—	—	(12,788,129)	—	—	—	—	—
Foreign currency translations	(199)	66,781	(11,625)	—	178	108	28,162	277	354	413,693
Option contracts written	—	—	(140,123)	—	—	—	—	711,962	—	—
Net gain/(loss) on investments	6,054,120	72,121,560	(26,757,391)	162,418,045	1,245,979,929	(422,417)	11,681,372	431,303,745	469,303	278,389,491
Net increase/(decrease) in net assets resulting from operations	$6,851,973	$90,720,975	$3,072,836	$163,266,698	$1,262,169,159	$(379,009)	$11,986,803	$434,864,510	$524,122	$291,631,057

*  Change in accrued foreign capital gains tax amounted to $(325,142) for Emerging Markets Equity.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,599,946	$74,341		$3,660,026	$49,258,199	$6,618,744	$1,661,163	$12,181,091	$12,366,096	$794,595	$24,652,423
Dividend income—affiliated issuers (Note F)	—	—		—	—	—	—	—	—	—	—
Interest and other income—unaffiliated issuers	63,878	3,779		527,349	704,024	284,155	8,290	80,641	90,831	137,632	237,095
Income from securities loaned—net	10,402	1,807		—	392,002	39,507	—	—	—	28,414	—
Foreign taxes withheld	(220,277)	(8,687)		—	(209,677)	(24,965)	(489)	(86,250)	(18,298)	—	(653,221)
Total income	$2,453,949	$71,240		$4,187,375	$50,144,548	$6,917,441	$1,668,964	$12,175,482	$12,438,629	$960,641	$24,236,297
Expenses:
Investment management fees (Note B)	886,544	50,759		4,735,864	8,525,542	7,007,470	385,846	5,282,537	4,462,100	2,028,993	8,064,299
Administration fees (Note B):
Investor Class	—	—		—	2,883,544	1,310,079	71,998	—	—	167,007	1,099,148
Trust Class	19,871	—		—	293,954	308,162	25,229	—	469,620	16,937	553,490
Advisor Class	—	—		—	425,514	42,640	—	—	—	11,225	—
Institutional Class	196,993	8,208		822,202	538,437	433,607	45,709	1,293,510	380,149	161,873	1,073,041
Class A	7,753	361		51,124	105,088	86,280	9,332	111,741	163,757	73,029	235,530
Class C	3,870	315		36,242	55,735	27,380	3,185	92,062	28,184	11,147	113,224
Class R3	5,608	—		—	1,893	94,850	2,201	—	45,561	6,452	76,629
Class R6	9,133	120		84	30,425	229,018	10	—	47,789	13,042	111,676
Distribution fees (Note B):
Trust Class	4,968	—		—	73,489	—	6,307	—	117,405	4,234	138,372
Advisor Class	—	—		—	265,946	26,650	—	—	—	7,016	—
Class A	7,455	348		49,157	101,046	82,961	8,973	107,443	157,459	70,220	226,471
Class C	14,886	1,212		139,393	214,365	105,307	12,249	354,082	108,398	42,872	435,478
Class R3	10,783	—		—	3,640	182,405	4,234	—	87,618	12,408	147,364
Shareholder servicing agent fees:
Investor Class	—	—		—	644,062	382,537	24,118	—	—	77,068	314,518
Trust Class	6,115	—		—	1,644	1,012	562	—	24,338	454	5,353
Advisor Class	—	—		—	2,361	889	—	—	—	581	—
Institutional Class	853	—		5,934	4,437	7,830	1,111	3,714	5,240	3,430	10,982
Class A	398	317		3,440	6,483	3,499	585	7,906	5,754	16,632	10,570
Class C	156	14		678	3,517	864	247	1,477	1,926	532	2,322
Class R3	403	—		—	322	3,786	308	—	4,497	1,710	3,032
Class R6	55	6		50	684	13,396	—	—	7,397	811	9,557
Audit fees	54,892	43,249		26,850	54,644	26,850	26,750	26,850	52,912	26,850	27,250
Custodian and accounting fees	96,301	60,794		106,037	203,048	165,211	67,851	110,463	100,026	84,962	210,409
Insurance	5,402	205		21,928	53,286	45,056	3,103	31,939	15,832	6,004	57,805
Legal fees	42,444	43,626		42,273	39,993	43,455	42,273	42,273	42,273	43,455	42,273
Registration and filing fees	107,364	61,697		88,930	190,552	144,161	116,526	77,532	112,561	155,985	145,615
Repayment to Management of expenses previously assumed by Management (Note B)	—	—		—	33	—	4	—	—	—	—
Shareholder reports	9,547	3,580		107,621	143,995	145,818	10,881	44,188	66,021	41,779	120,409
Trustees' fees and expenses	51,718	51,552		52,158	53,341	52,892	51,634	52,734	52,036	51,754	53,324
Interest	—	43	(Note E)	5,680	353	94	5,064	28,891	—	1,112	2,512
Miscellaneous	15,742	22,273		33,603	98,747	75,783	11,238	41,472	32,754	21,253	79,355
Total expenses	1,559,254	348,679		6,329,248	15,020,120	11,049,942	937,528	7,710,814	6,591,607	3,160,827	13,370,008

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2020
Expenses reimbursed by Management (Note B)	(224,014)	(284,074)	(256,731)	—	—	(26,717)	—	(1,247,674)	(648,092)	—
Investment management fees waived (Note B)	—	—	—	—	—	(179,685)	—	—	—	—
Total net expenses	1,335,240	64,605	6,072,517	15,020,120	11,049,942	731,126	7,710,814	5,343,933	2,512,735	13,370,008
Net investment income/(loss)	$1,118,709	$6,635	$(1,885,142)	$35,124,428	$(4,132,501)	$937,838	$4,464,668	$7,094,696	$(1,552,094)	$10,866,289
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,080,501	560,692	8,476,391	(9,991,797)	154,260,283	(10,309,239)	217,155,413	10,488,410	5,562,877	64,085,252
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Redemption in-kind	(191,436)	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	8,464	5,500	—	1,219	55	—	—	—	—	96,714
Expiration or closing of option contracts written	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	22,829,166	565,699	31,792,267	15,231,759	141,191,962	(2,158,411)	(166,400,834)	(41,527,845)	48,380,953	165,053,156
Investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency translations	36,410	812	—	—	—	—	—	—	—	122,173
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain/(loss) on investments	24,763,105	1,132,703	40,268,658	5,241,181	295,452,300	(12,467,650)	50,754,579	(31,039,435)	53,943,830	229,357,295
Net increase/(decrease) in net assets resulting from operations	$25,881,814	$1,139,338	$38,383,516	$40,365,609	$291,319,799	$(11,529,812)	$55,219,247	$(23,944,739)	$52,391,736	$240,223,584

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$797,853	$850,372	$18,599,415	$17,213,658	$29,830,227	$35,050,514	$848,653	$3,385,324	$16,189,230	$21,693,090
Net realized gain/(loss) on investments	(1,911,149)	(620,373)	(65,414,318)	(46,390,310)	(23,815,200)	47,229,463	85,589,835	3,660,884	450,874,439	909,517,395
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	7,965,269	(2,016,213)	137,535,878	6,509,922	(2,942,191)	(49,006,176)	76,828,210	(27,698,216)	795,105,490	(941,004,665)
Net increase/(decrease) in net assets resulting from operations	6,851,973	(1,786,214)	90,720,975	(22,666,730)	3,072,836	33,273,801	163,266,698	(20,652,008)	1,262,169,159	(9,794,180)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(75,252,839)	(47,553,306)	(93,945,287)	(163,650,822)
Trust Class	—	—	—	—	—	—	(5,351,763)	(3,791,448)	(75,018,791)	(133,145,278)
Advisor Class	—	—	—	—	—	—	(188,376)	(130,256)	(8,290,810)	(16,626,920)
Institutional Class	(804,626)	(2,644,389)	(20,574,096)	(10,212,461)	(65,159,516)	(75,478,635)	(1,293,502)	(594,783)	(167,718,230)	(289,491,380)
Class A	(15,065)	(82,986)	(702,541)	(221,548)	(7,672,862)	(10,531,062)	(314,401)	(237,335)	—	—
Class C	(6,073)	(140,477)	(64,329)	—	(7,830,035)	(12,834,034)	(142,600)	(110,917)	—	—
Class R3	—	—	(11,446)	(424)	(106,199)	(116,014)	—	—	—	—
Class R6	(622)	(1,443)	(4,593,292)	(1,646,005)	—	—	—	—	(254,709,597)	(401,113,849)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(826,386)	(2,869,295)	(25,945,704)	(12,080,438)	(80,768,612)	(98,959,745)	(82,543,481)	(52,418,045)	(599,682,715)	(1,004,028,249)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	4,139,817	3,000,443	102,268,952	82,220,363
Trust Class	—	—	—	—	—	—	1,053,739	576,130	136,697,167	218,866,991
Advisor Class	—	—	—	—	—	—	180,512	192,619	13,603,644	16,047,333
Institutional Class	3,466,772	12,175,824	399,887,559	523,279,482	136,438,292	218,362,745	6,456,482	2,749,261	773,708,973	495,865,881
Class A	166,365	145,678	15,390,961	22,366,127	49,580,339	53,056,638	210,846	258,932	—	—
Class C	41,993	99,476	799,699	2,371,776	5,678,074	10,406,758	87,139	123,675	—	—
Class R3	—	—	244,741	589,171	861,924	933,262	—	—	—	—
Class R6	—	11,467	33,376,229	92,466,770	—	—	—	—	484,217,840	522,495,448
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	68,579,987	43,190,016	90,300,146	158,366,013
Trust Class	—	—	—	—	—	—	5,298,074	3,771,745	74,517,483	132,025,298
Advisor Class	—	—	—	—	—	—	188,151	130,115	8,065,695	15,819,504
Institutional Class	804,626	2,644,389	8,256,034	4,226,257	57,976,061	65,239,109	1,234,994	548,125	149,539,999	260,982,348
Class A	15,065	81,362	370,146	140,782	6,573,090	9,046,492	302,132	204,692	—	—
Class C	6,057	140,476	24,577	—	5,799,923	9,790,118	135,364	105,670	—	—
Class R3	—	—	7,459	219	86,266	80,874	—	—	—	—
Class R6	—	—	4,593,045	1,646,005	—	—	—	—	252,805,572	398,405,440

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(63,517,841)	(53,311,484)	(265,797,622)	(332,034,566)
Trust Class	—	—	—	—	—	—	(10,528,972)	(10,056,620)	(451,824,046)	(367,208,933)
Advisor Class	—	—	—	—	—	—	(344,159)	(816,081)	(54,240,187)	(54,039,996)
Institutional Class	(11,700,532)	(12,723,266)	(676,546,774)	(570,930,826)	(285,743,568)	(264,668,584)	(3,966,267)	(2,244,370)	(901,003,192)	(895,208,099)
Class A	(348,697)	(435,074)	(30,800,365)	(24,252,605)	(39,550,918)	(94,313,252)	(450,261)	(905,212)	—	—
Class C	(587,237)	(637,797)	(4,264,529)	(3,916,535)	(78,670,313)	(78,723,136)	(219,461)	(479,903)	—	—
Class R3	—	—	(476,813)	(1,011,328)	(1,109,389)	(1,246,968)	—	—	—	—
Class R6	(12,366)	—	(78,903,918)	(37,798,350)	—	—	—	—	(819,950,245)	(697,137,895)
Net increase/(decrease) from Fund share transactions	(8,147,954)	1,502,535	(328,041,949)	9,176,945	(142,080,219)	(72,035,944)	8,840,276	(12,962,247)	(407,089,821)	(44,534,870)
Net Increase/(Decrease) in Net Assets	(2,122,367)	(3,152,974)	(263,266,678)	(25,570,223)	(219,775,995)	(137,721,888)	89,563,493	(86,032,300)	255,396,623	(1,058,357,299)
Net Assets:
Beginning of year	55,391,136	58,544,110	1,350,697,712	1,376,267,935	1,470,434,430	1,608,156,318	678,428,779	764,461,079	10,246,575,794	11,304,933,093
End of year	$53,268,769	$55,391,136	$1,087,431,034	$1,350,697,712	$1,250,658,435	$1,470,434,430	$767,992,272	$678,428,779	$10,501,972,417	$10,246,575,794

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$43,408	$45,602	$305,431	$491,388	$3,560,765	$6,782,720	$54,819	$34,145	$13,241,566	$18,657,528
Net realized gain/(loss) on investments	34,540	77,258	3,712,325	(2,545,790)	124,961,816	80,360,710	405,388	400,376	111,589,675	5,052,507
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	1,010,727	—
Change in net unrealized appreciation/(depreciation) of investments	(456,957)	360,448	7,969,047	(3,440,552)	306,341,929	(46,419,933)	63,915	(662,003)	165,789,089	(131,924,783)
Net increase/(decrease) in net assets resulting from operations	(379,009)	483,308	11,986,803	(5,494,954)	434,864,510	40,723,497	524,122	(227,482)	291,631,057	(108,214,748)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	(70,548,675)	(97,976,219)	—	—	(2,478,769)	(935,746)
Trust Class	—	—	—	—	(2,133,084)	(4,377,526)	—	—	(743,711)	(328,708)
Advisor Class	—	—	—	—	(9,889)	(25,097)	—	—	—	—
Institutional Class	(149,606)	(89,182)	(423,155)	(22,189,678)	(6,402,335)	(7,149,786)	(730,795)	(279,612)	(45,951,233)	(20,276,255)
Class A	(16,113)	(9,999)	(30,448)	(2,407,400)	(273,588)	(466,832)	(63,558)	(22,278)	(1,332,657)	(543,627)
Class C	(11,575)	(7,444)	—	(65,820)	(107,584)	(141,247)	(21,450)	(6,324)	(169,333)	(33,825)
Class R3	—	—	—	—	(6,645)	(26,896)	—	—	—	—
Class R6	—	—	—	—	(1,818)	—	—	—	(2,444,715)	(1,072,623)
Tax return of capital:
Institutional Class	(6,455)	—	—	—	—	—	—	—	—	—
Class A	(810)	—	—	—	—	—	—	—	—	—
Class C	(706)	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(185,265)	(106,625)	(453,603)	(24,662,898)	(79,483,618)	(110,163,603)	(815,803)	(308,214)	(53,120,418)	(23,190,784)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	14,003,256	11,460,485	—	—	1,799,889	2,057,831
Trust Class	—	—	—	—	3,789,973	1,983,090	—	—	1,565,793	1,584,137
Advisor Class	—	—	—	—	47,798	135,837	—	—	—	—
Institutional Class	423,861	898,925	10,128,281	8,394,481	51,904,203	15,665,799	761,952	107,072	716,689,277	662,224,133
Class A	123,714	53,314	—	—	6,649,437	1,758,941	83,308	63,957	17,436,239	11,406,660
Class C	25,421	1,000	—	—	587,042	434,023	—	—	678,952	1,121,989
Class R3	—	—	—	—	17,195	77,606	—	—	—	—
Class R6	—	—	—	—	—	25,000	—	—	17,794,708	27,203,702
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	66,427,262	92,683,222	—	—	2,386,570	893,470
Trust Class	—	—	—	—	2,120,471	4,325,182	—	—	690,385	309,973
Advisor Class	—	—	—	—	9,889	25,097	—	—	—	—
Institutional Class	156,061	89,182	353,427	21,067,612	6,347,905	7,064,009	730,795	279,612	29,465,628	14,014,957
Class A	8,655	3,728	29,170	2,279,172	245,649	441,733	45,987	18,008	270,092	156,955
Class C	5,998	3,285	—	56,012	98,908	130,069	6,279	2,307	124,890	24,633
Class R3	—	—	—	—	6,644	16,792	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	2,442,802	1,072,234
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free
reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(96,681,184)	(104,354,132)	—	—	(15,124,817)	(10,562,233)
Trust Class	—	—	—	—	(19,012,250)	(14,134,405)	—	—	(7,092,659)	(10,326,842)
Advisor Class	—	—	—	—	(67,873)	(169,503)	—	—	—	—
Institutional Class	(2,186,250)	(120,337)	(13,861,055)	(35,993,420)	(26,568,727)	(17,146,374)	(1,331,885)	(1,499,700)	(1,154,631,654)	(815,615,134)
Class A	(235,963)	(15,746)	(2,850,612)	(3,581,975)	(5,295,136)	(3,095,566)	(103,265)	(182,014)	(20,057,743)	(22,623,553)
Class C	(124,061)	—	(6,913)	(64,045)	(707,947)	(481,808)	(9,343)	(16,246)	(3,801,042)	(4,892,701)
Class R3	—	—	—	—	(44,563)	(331,602)	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(33,638,342)	(18,009,247)
Net increase/(decrease) from Fund share transactions	(1,802,564)	913,351	(6,207,702)	(7,842,163)	3,877,952	(3,486,505)	183,828	(1,227,004)	(443,001,032)	(159,959,036)
Net Increase/(Decrease) in Net Assets	(2,366,838)	1,290,034	5,325,498	(38,000,015)	359,258,844	(72,926,611)	(107,853)	(1,762,700)	(204,490,393)	(291,364,568)
Net Assets:
Beginning of year	4,174,083	2,884,049	51,415,387	89,415,402	1,261,405,696	1,334,332,307	3,547,681	5,310,381	1,784,416,376	2,075,780,944
End of year	$1,807,245	$4,174,083	$56,740,885	$51,415,387	$1,620,664,540	$1,261,405,696	$3,439,828	$3,547,681	$1,579,925,983	$1,784,416,376

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,118,709	$2,165,287	$6,635	$57,398	$(1,885,142)	$(1,575,073)	$35,124,428	$29,858,687	$(4,132,501)	$(2,932,463)
Net realized gain/(loss) on investments	1,897,529	92,362	566,192	(504,727)	8,476,391	38,498,865	(9,990,578)	36,221,198	154,260,338	88,645,355
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	22,865,576	(7,384,792)	566,511	(335,014)	31,792,267	(127,169,053)	15,231,759	30,095,557	141,191,962	(25,530,049)
Net increase/(decrease) in net assets resulting from operations	25,881,814	(5,127,143)	1,139,338	(782,343)	38,383,516	(90,245,261)	40,365,609	96,175,442	291,319,799	60,182,843
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(46,697,641)	(134,999,774)	(26,846,037)	(44,034,806)
Trust Class	(148,073)	(112,588)	—	—	—	—	(3,072,303)	(7,863,053)	(4,113,798)	(6,739,091)
Advisor Class	—	—	—	—	—	—	(4,213,347)	(13,649,365)	(614,615)	(1,304,475)
Institutional Class	(4,271,772)	(2,534,554)	(48,086)	(102,176)	(17,230,373)	(66,824,067)	(16,662,037)	(13,794,547)	(14,438,770)	(30,077,793)
Class A	(97,131)	(50,866)	(581)	(2,957)	(610,091)	(2,297,554)	(2,657,602)	(545,749)	(1,808,431)	(3,791,055)
Class C	(37,380)	(22,153)	—	(2,143)	(487,777)	(2,355,295)	(819,948)	(266,394)	(596,459)	(979,858)
Class R3	(58,043)	(36,086)	—	—	—	—	(26,674)	(41,214)	(2,940,823)	(1,260,005)
Class R6	(1,151,998)	(169,118)	(2,238)	(4,406)	(5,721)	—	(3,363,793)	—	(24,076,088)	(37,921,326)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(5,764,397)	(2,925,365)	(50,905)	(111,682)	(18,333,962)	(71,476,916)	(77,513,345)	(171,160,096)	(75,435,021)	(126,108,409)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	21,973,394	57,038,455	7,662,038	14,157,228
Trust Class	220,557	153,958	—	—	—	—	7,261,960	24,969,100	11,240,993	12,925,930
Advisor Class	—	—	—	—	—	—	6,711,198	10,000,035	2,575,403	4,248,722
Institutional Class	16,705,060	20,112,590	271,428	41,350	158,508,399	199,421,130	231,763,696	268,690,520	88,459,369	59,509,965
Class A	1,069,501	456,139	5,503	17,696	11,162,084	30,509,510	32,432,910	47,686,576	8,395,486	7,660,543
Class C	88,945	205,016	—	—	2,041,070	2,033,953	7,025,508	14,187,290	1,379,107	827,693
Class R3	451,427	524,500	—	—	—	—	47,320	784,330	5,501,528	39,801,518
Class R6	4,115,978	21,500,000	—	—	38,908	172,673	95,242,456	257,585	91,657,921	114,859,861
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	44,935,853	130,095,377	25,529,038	41,798,280
Trust Class	140,859	74,260	—	—	—	—	2,908,857	7,709,653	4,112,974	6,736,065
Advisor Class	—	—	—	—	—	—	4,194,554	13,624,362	420,031	818,776
Institutional Class	4,171,081	2,481,369	48,086	102,176	14,983,837	57,901,089	12,926,537	12,691,856	14,161,776	29,536,054
Class A	70,428	37,876	100	1,117	569,699	2,241,925	2,135,745	365,686	1,666,053	3,663,112
Class C	21,435	11,483	—	303	419,712	2,089,821	421,383	148,351	575,702	945,129
Class R3	40,982	27,555	—	—	—	—	25,595	33,911	2,904,941	1,164,496
Class R6	1,151,026	168,583	—	—	4,939	—	3,362,619	—	22,949,077	36,543,004

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	25,809,513	—	—
Class A	—	—	—	—	—	—	—	3,922,304	—	—
Class C	—	—	—	—	—	—	—	4,057,725	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(141,379,869)	(108,103,222)	(51,645,252)	(48,184,001)
Trust Class	(601,433)	(2,760,610)	—	—	—	—	(24,245,862)	(15,949,413)	(18,986,114)	(15,661,589)
Advisor Class	—	—	—	—	—	—	(24,531,557)	(26,840,169)	(5,754,654)	(7,652,437)
Institutional Class	(27,943,432)	(29,863,213)	(5,200,163)	(180,547)	(212,115,226)	(210,935,475)	(203,718,206)	(66,593,519)	(89,293,824)	(140,737,406)
Class A	(1,418,753)	(940,598)	(16,907)	(64,139)	(10,904,319)	(26,718,984)	(64,528,418)	(3,470,945)	(11,718,186)	(26,027,843)
Class C	(865,456)	(915,344)	(10,644)	(15,303)	(7,795,495)	(6,739,358)	(11,426,103)	(814,389)	(2,863,607)	(1,881,239)
Class R3	(844,478)	(1,569,550)	—	—	—	—	(160,165)	(406,647)	(39,814,821)	(9,433,559)
Class R6	(33,984,514)	(1,320,000)	—	—	(140,417)	—	(2,222,639)	(5)	(123,332,489)	(109,688,987)
Net increase/(decrease) from Fund share transactions	(37,410,787)	8,384,014	(4,902,597)	(97,347)	(43,226,809)	49,976,284	1,156,766	399,894,320	(54,217,510)	15,929,315
Net Increase/(Decrease) in Net Assets	(17,293,370)	331,506	(3,814,164)	(991,372)	(23,177,255)	(111,745,893)	(35,990,970)	324,909,666	161,667,268	(49,996,251)
Net Assets:
Beginning of year	169,807,782	169,476,276	5,829,100	6,820,472	610,788,689	722,534,582	1,783,592,526	1,458,682,860	1,437,604,206	1,487,600,457
End of year	$152,514,412	$169,807,782	$2,014,936	$5,829,100	$587,611,434	$610,788,689	$1,747,601,556	$1,783,592,526	$1,599,271,474	$1,437,604,206

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$937,838	$1,145,193	$4,464,668	$10,549,707	$7,094,696	$6,097,499	$(1,552,094)	$(998,581)	$10,866,289	$17,524,475
Net realized gain/(loss) on investments	(10,309,239)	(1,169,391)	217,155,413	297,664,281	10,488,410	16,081,641	5,562,877	13,324,076	64,181,966	251,894,531
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	(2,158,411)	(15,881,910)	(166,400,834)	(302,360,909)	(41,527,845)	65,964,352	48,380,953	(11,696,325)	165,175,329	(352,941,164)
Net increase/(decrease) in net assets resulting from operations	(11,529,812)	(15,906,108)	55,219,247	5,853,079	(23,944,739)	88,143,492	52,391,736	629,170	240,223,584	(83,522,158)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(368,800)	(2,762,307)	—	—	—	—	(2,595,094)	(10,344,517)	(39,991,579)	(47,001,729)
Trust Class	(78,507)	(667,977)	—	—	(6,188,410)	(7,851,890)	(180,321)	(672,894)	(13,436,402)	(16,512,046)
Advisor Class	—	—	—	—	—	—	(110,899)	(381,752)	—	—
Institutional Class	(498,013)	(3,917,175)	(200,706,891)	(147,622,516)	(12,276,671)	(11,382,684)	(3,818,421)	(2,841,930)	(70,956,106)	(76,096,584)
Class A	(50,959)	(527,988)	(8,114,216)	(6,423,764)	(3,294,196)	(3,521,373)	(1,158,204)	(821,529)	(8,167,976)	(9,516,206)
Class C	(4,534)	(137,143)	(6,809,522)	(3,583,140)	(478,535)	(666,531)	(182,145)	(539,151)	(3,811,205)	(4,556,532)
Class R3	(7,197)	(155,006)	—	—	(889,106)	(1,017,476)	(98,288)	(274,291)	(2,679,806)	(2,534,234)
Class R6	(371)	—	—	—	(4,945,273)	(3,773,194)	(842,788)	(4,380)	(19,113,173)	(23,974,385)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(1,008,381)	(8,167,596)	(215,630,629)	(157,629,420)	(28,072,191)	(28,213,148)	(8,986,160)	(15,880,444)	(158,156,247)	(180,191,716)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,339,854	27,826,867	—	—	—	—	2,907,583	5,799,259	32,153,952	25,001,547
Trust Class	218,636	796,460	—	—	26,231,662	17,380,172	140,270	753,112	12,221,022	18,117,171
Advisor Class	—	—	—	—	—	—	682,224	1,854,561	—	—
Institutional Class	6,241,860	17,697,422	143,585,948	161,758,120	271,791,923	57,811,234	104,169,857	95,020,900	142,867,928	183,454,217
Class A	701,730	16,035,273	11,512,018	15,497,491	32,906,523	20,389,576	10,078,973	73,670,601	17,506,200	20,718,163
Class C	166,683	375,520	4,241,249	5,225,404	5,276,711	442,437	1,534,966	1,890,926	3,851,028	4,916,432
Class R3	289,245	379,231	—	—	5,925,863	5,903,468	1,875,473	5,273,834	6,062,242	8,546,505
Class R6	—	25,000	—	—	64,676,493	21,078,040	19,318,647	21,713,424	108,933,404	98,444,816
Proceeds from reinvestment of dividends and distributions:
Investor Class	348,989	2,645,874	—	—	—	—	2,558,816	10,178,236	38,305,688	45,673,575
Trust Class	76,684	657,091	—	—	6,120,465	7,805,052	163,896	641,874	13,361,172	16,406,292
Advisor Class	—	—	—	—	—	—	110,899	381,752	—	—
Institutional Class	498,013	3,905,772	180,707,254	137,937,886	10,458,036	10,228,119	3,809,945	2,796,980	64,321,004	68,420,988
Class A	37,549	404,569	7,132,839	5,674,280	3,118,157	3,379,123	1,124,046	803,524	7,522,495	8,675,604
Class C	3,898	122,003	6,068,379	3,273,945	427,559	594,593	180,348	507,926	3,319,170	4,058,782
Class R3	5,002	133,711	—	—	871,789	967,298	92,624	248,431	2,542,907	2,369,964
Class R6	—	—	—	—	4,945,248	3,773,194	841,917	360	19,113,173	23,974,384

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(8,267,814)	(27,913,700)	—	—	—	—	(9,661,465)	(8,499,590)	(109,262,754)	(230,755,317)
Trust Class	(2,181,027)	(1,809,524)	—	—	(41,416,649)	(43,660,266)	(1,019,101)	(678,028)	(71,581,151)	(79,129,575)
Advisor Class	—	—	—	—	—	—	(832,128)	(1,650,118)	—	—
Institutional Class	(28,878,354)	(22,720,460)	(661,218,541)	(926,728,677)	(132,413,740)	(56,374,056)	(59,530,888)	(23,029,634)	(318,730,973)	(328,752,676)
Class A	(4,565,647)	(18,399,829)	(22,829,964)	(39,627,262)	(32,399,632)	(26,351,626)	(41,076,867)	(27,770,395)	(27,467,966)	(45,596,429)
Class C	(579,206)	(949,309)	(14,630,103)	(10,964,525)	(5,777,646)	(5,200,385)	(2,136,117)	(834,499)	(16,254,483)	(16,910,284)
Class R3	(1,595,587)	(451,458)	—	—	(9,990,276)	(6,941,139)	(1,146,247)	(4,968,586)	(14,062,796)	(11,720,277)
Class R6	—	—	—	—	(26,465,104)	(16,506,493)	(8,920,749)	(473,984)	(142,407,894)	(171,115,032)
Net increase/(decrease) from Fund share transactions	(36,139,492)	(1,239,487)	(345,430,921)	(647,953,338)	184,287,382	(5,281,659)	25,266,922	153,630,866	(227,686,632)	(355,201,150)
Net Increase/(Decrease) in Net Assets	(48,677,685)	(25,313,191)	(505,842,303)	(799,729,679)	132,270,452	54,648,685	68,672,498	138,379,592	(145,619,295)	(618,915,024)
Net Assets:
Beginning of year	92,303,936	117,617,127	1,187,418,862	1,987,148,541	512,929,901	458,281,216	238,466,976	100,087,384	1,788,047,200	2,406,962,224
End of year	$43,626,251	$92,303,936	$681,576,559	$1,187,418,862	$645,200,353	$512,929,901	$307,139,474	$238,466,976	$1,642,427,905	$1,788,047,200

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman Integrated Large Cap Fund ("Integrated Large Cap") (formerly, Neuberger Berman Global Equity Fund), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth") and Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares and fourteen offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund and changed its investment strategy including its investment risks, portfolio management team, benchmark and fees and expenses.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, warrants, convertible preferred stocks, limited partnership units, and exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2020, were $35,505, $1,574 and $628, for Focus, Genesis and Large Cap Value, respectively.

5   Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2020, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at August 31, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$40,596,395	$15,115,603	$2,428,117	$12,687,486
Emerging Markets Equity	885,206,295	283,500,061	73,115,706	210,384,355
Equity Income	985,994,825	291,893,408	24,323,002	267,570,406
Focus	570,518,086	199,512,090	1,414,207	198,097,883
Genesis	5,019,093,621	5,691,215,939	228,234,954	5,462,980,985
Global Real Estate	1,851,446	232,582	199,172	33,410
Greater China Equity	50,502,735	9,086,559	4,769,314	4,317,245
Guardian	1,035,777,031	626,697,247	16,355,313	610,341,934
Integrated Large Cap	2,855,184	722,572	72,415	650,157
International Equity	1,325,189,675	317,733,809	70,147,439	247,586,370
International Select	124,725,411	33,514,650	5,245,504	28,269,146
International Small Cap	1,739,563	507,513	165,713	341,800
Intrinsic Value	489,731,112	187,955,857	90,684,720	97,271,137
Large Cap Value	1,670,174,738	261,515,636	93,119,452	168,396,184
Mid Cap Growth	1,046,685,900	577,271,073	15,136,694	562,134,379
Mid Cap Intrinsic Value	43,121,343	11,382,853	9,979,304	1,403,549
Multi-Cap Opportunities	355,975,188	328,647,576	3,329,545	325,318,031
Real Estate	597,754,053	106,800,392	50,230,920	56,569,472
Small Cap Growth	256,262,827	63,954,224	8,251,627	55,702,597
Sustainable Equity	1,020,790,651	649,569,066	28,769,042	620,800,024

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2020, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustment, net operating losses written off, and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2020, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$—	$—
Emerging Markets Equity	—	—
Equity Income	12,563	(12,563)
Focus	2,045,068	(2,045,068)
Genesis	56,634,866	(56,634,866)
Global Real Estate	—	—
Greater China Equity	—	—

	Paid-in Capital	Total Distributable Earnings/(Losses)
Guardian	$4,769,370	$(4,769,370)
Integrated Large Cap	—	—
International Equity	21,574,303	(21,574,303)
International Select	(191,492)	191,492
International Small Cap	1	(1)
Intrinsic Value	2,278,244	(2,278,244)
Large Cap Value	11,321	(11,321)
Mid Cap Growth	5,798,998	(5,798,998)
Mid Cap Intrinsic Value	—	—
Multi-Cap Opportunities	77,931,689	(77,931,689)
Real Estate	3,029,451	(3,029,451)
Small Cap Growth	764,001	(764,001)
Sustainable Equity	16,321,141	(16,321,141)

The tax character of distributions paid during the years ended August 31, 2020, and August 31, 2019, was as follows:

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019
Dividend Growth	$826,386	$878,382	$—	$1,990,913	$—	$—	$826,386	$2,869,295
Emerging Markets Equity	25,945,704	12,080,438	—	—	—	—	25,945,704	12,080,438
Equity Income	33,695,072	33,714,658	47,073,540	65,245,087	—	—	80,768,612	98,959,745
Focus	12,478,831	18,916,856	70,064,650	33,501,189	—	—	82,543,481	52,418,045
Genesis	19,901,125	20,419,535	579,781,590	983,608,714	—	—	599,682,715	1,004,028,249
Global Real Estate	106,937	73,452	70,357	33,173	7,971	—	185,265	106,625
Greater China Equity	453,603	11,364,203	—	13,298,695	—	—	453,603	24,662,898
Guardian	33,517,939	29,808,349	45,965,679	80,355,254	—	—	79,483,618	110,163,603
Integrated Large Cap	70,376	75,450	745,427	232,764	—	—	815,803	308,214
International Equity	23,260,718	18,471,465	29,859,700	4,719,319	—	—	53,120,418	23,190,784
International Select	3,198,388	1,242,508	2,566,009	1,682,857	—	—	5,764,397	2,925,365
International Small Cap	50,905	15,182	—	96,500	—	—	50,905	111,682
Intrinsic Value	2,242,126	11,727,225	16,091,836	59,749,691	—	—	18,333,962	71,476,916
Large Cap Value	36,925,536	48,424,781	40,587,809	122,735,314	—	—	77,513,345	171,160,095
Mid Cap Growth	—	20,803,058	75,435,021	105,305,351	—	—	75,435,021	126,108,409
Mid Cap Intrinsic Value	1,008,381	3,594,717	—	4,572,879	—	—	1,008,381	8,167,596
Multi-Cap Opportunities	10,073,130	11,530,044	205,557,499	146,099,376	—	—	215,630,629	157,629,420
Real Estate	8,647,648	6,014,323	19,424,543	22,198,825	—	—	28,072,191	28,213,148
Small Cap Growth	7,190,578	10,737,489	1,795,582	5,142,955	—	—	8,986,160	15,880,444
Sustainable Equity	12,102,329	11,102,674	146,053,918	169,089,043	—	—	158,156,247	180,191,717

As of August 31, 2020, the components of distributable earnings/(accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$767,270	$—	$12,687,486	$(2,477,485)	$—	$10,977,271
Emerging Markets Equity	3,925,622	—	210,087,232	(139,605,750)	(14,792)	74,392,312
Equity Income	83,744	—	267,569,784	(31,754,566)	—	235,898,962
Focus	—	41,874,490	198,097,883	(35,054,245)	—	204,918,128
Genesis	2,993,668	310,934,489	5,462,980,985	—	—	5,776,909,142
Global Real Estate	—	—	33,514	(13,636)	(1,609)	18,269
Greater China Equity	305,286	—	4,328,444	(6,685,077)	(15,560)	(2,066,907)
Guardian	14,301,436	93,345,490	610,341,934	—	(262,502)	717,726,358
Integrated Large Cap	11,988	29,659	650,440	—	1	692,088
International Equity	11,286,579	59,230,301	247,944,052	—	1	318,460,933
International Select	—	—	28,297,326	(497,552)	(5,717)	27,794,057
International Small Cap	5,532	61,052	342,661	—	—	409,245
Intrinsic Value	—	10,263,326	97,271,137	(6,122,412)	(61,105)	101,350,946
Large Cap Value	21,734,362	—	168,396,183	(6,767,044)	—	183,363,501
Mid Cap Growth	—	132,297,833	562,134,379	(3,530,257)	—	690,901,955
Mid Cap Intrinsic Value	19,120	—	1,403,549	(12,880,045)	—	(11,457,376)
Multi-Cap Opportunities	1,266,994	122,676,992	325,318,031	—	(1)	449,262,016
Real Estate	—	1,779,479	56,569,472	(3,131,601)	(3)	55,217,347
Small Cap Growth	—	4,202,734	55,702,597	(1,059,454)	—	58,845,877
Sustainable Equity	10,074,295	49,826,160	620,907,542	—	—	680,807,997

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, partnership basis adjustments, loss limitation due to ownership change, contingent payment debt instrument adjustments, tax adjustments related to nontaxable distributions from corporate stock, passive foreign investment companies ("PFICs") and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2020, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Dividend Growth	$—		$2,477,485
Emerging Markets Equity	62,393,369		77,212,381
Greater China Equity	741,292	*	5,943,785	*
Mid Cap Intrinsic Value	12,083,243		796,800

*  Future utilization is limited under current tax regulation.

During the year ended August 31, 2020, Greater China Equity utilized capital loss carryforwards of $4,056,472.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under The Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2020, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Equity Income	$—	$31,754,566
Focus	305,605	34,748,640
Global Real Estate	13,412	224
International Select	—	497,552
Intrinsic Value	1,599,656	4,522,756
Large Cap Value	—	6,767,044
Mid Cap Growth	3,530,257	—
Real Estate	—	3,131,601
Small Cap Growth	1,059,454	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At August 31, 2020, Emerging Markets Equity had accrued capital gains taxes of $325,142, which is reflected in the Statements of Assets and Liabilities.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2020, these Funds estimated these amounts for the period January 1, 2020 to August 31, 2020 within the financial statements because the 2020 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2020, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these

Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2020, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2020. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Equity Income used options written to generate incremental returns. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At August 31, 2020, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options purchased	Investments in securities, at value	$3,519,375	$3,519,375
Total Value—Assets		$3,519,375	$3,519,375
Liability Derivatives Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(4,202,480)	$(4,202,480)
Total Value—Liabilities		$(4,202,480)	$(4,202,480)
Guardian
Options written	Option contracts written, at value	$(1,349,183)	$(1,349,183)
Total Value—Liabilities		$(1,349,183)	$(1,349,183)

The impact of the use of derivative instruments on the Statements of Operations during the year ended August 31, 2020, was as follows:

Realized Gain/(Loss) Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$(4,717,604)	$(4,717,604)
Total Realized Gain/(Loss)		$(4,717,604)	$(4,717,604)
Guardian
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$2,010,159	$2,010,159
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	2,535,750	2,535,750
Total Realized Gain/(Loss)		$4,545,909	$4,545,909

Change in Appreciation/(Depreciation) Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$(140,123)	$(140,123)
Total Change in Appreciation/(Depreciation)		$(140,123)	$(140,123)
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	$2,486,774	$2,486,774
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	711,962	711,962
Total Change in Appreciation/(Depreciation)		$3,198,736	$3,198,736

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income and Guardian did not hold any derivative instruments during the year ended August 31, 2020, that require additional disclosures pursuant to ASC 815.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of August 31, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Emerging Markets Equity	$9,874,256
Guardian	24,303,417
International Select	423,821
International Small Cap	84,556
Large Cap Value	52,944,430
Mid Cap Growth	17,541,636
Small Cap Growth	4,928,842

As of August 31, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$10,017,929	$—	$—	$—	$10,017,929
Guardian	24,275,560	—	—	—	24,275,560
International Select	447,618	—	—	—	447,618
International Small Cap	88,669	—	—	—	88,669
Large Cap Value	54,809,889	—	—	—	54,809,889
Mid Cap Growth	17,302,532	—	—	—	17,302,502
Small Cap Growth	4,939,633	—	—	—	4,939,633

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Equity, Guardian, International Select, International Small Cap, Large Cap Value, Mid Cap Growth and Small Cap Growth held one or more of these investments at August 31, 2020. The Funds' securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund for assets as of August 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities Lending	$9,874,256	$—	$9,874,256
Total	$9,874,256	$—	$9,874,256
Guardian
Securities Lending	$24,303,417	$—	$24,303,417
Total	$24,303,417	$—	$24,303,417
International Select
Securities Lending	$423,821	$—	$423,821
Total	$423,821	$—	$423,821
International Small Cap
Securities Lending	$84,556	$—	$84,556
Total	$84,556	$—	$84,556
Large Cap Value
Securities Lending	$52,944,430	$—	$52,944,430
Total	$52,944,430	$—	$52,944,430
Mid Cap Growth
Securities Lending	$17,541,636	$—	$17,541,636
Total	$17,541,636	$—	$17,541,636
Small Cap Growth
Securities Lending	$4,928,842	$—	$4,928,842
Total	$4,928,842	$—	$4,928,842

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Equity
SSB	$9,874,256	$—	$(9,874,256)	$—
Total	$9,874,256	$—	$(9,874,256)	$—
Guardian
SSB	$24,303,417	$—	$24,275,560	$27,857
Total	$24,303,417	$—	$24,275,560	$27,857
International Select
SSB	$423,821	$—	$(423,821)	$—
Total	$423,821	$—	$(423,821)	$—
International Small Cap
SSB	$84,556	$—	$(84,556)	$—
Total	$84,556	$—	$(84,556)	$—
Large Cap Value
SSB	$52,944,430	$—	$(52,944,430)	$—
Total	$52,944,430	$—	$(52,944,430)	$—
Mid Cap Growth
SSB	$17,541,636	$—	$17,302,532	$239,104
Total	$17,541,636	$—	$17,302,532	$239,104
Small Cap Growth
SSB	$4,928,842	$—	$(4,928,842)	$—
Total	$4,928,842	$—	$(4,928,842)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at August 31, 2020, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2019, Genesis and Sustainable Equity realized net gains of $51,385,073 and $26,393,200, respectively, on $88,171,756 and $74,230,454, respectively, of in-kind redemptions. During the year ended August 31, 2020, International Select realized net losses of $(191,436) on $30,830,767 of in-kind redemptions.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

16  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value and Small Cap Growth:
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
	1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
For Global Real Estate and Real Estate:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a):
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(a) and Sustainable Equity:
	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
For Multi-Cap Opportunities:
	0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Integrated Large Cap(a)(b):
	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
For Greater China Equity:
	1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%

(a)  NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Funds. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to these respective Funds. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for the Year Ended August 31, 2020
Integrated Large Cap	0.35%	9/1/19 – 9/2/19	$68
International Equity	0.10%	10/22/19	$2,062,406
	0.14%	4/5/19 – 10/21/19
	0.07%	11/15/18 – 4/4/19
	0.04%	9/1/18 – 11/14/18
Mid Cap Intrinsic Value*	12.01%	8/31/20	$179,685
	0.21%	10/22/19 – 8/30/20
	0.33%	9/1/19 – 10/21/19
	3.73%	8/30/19 – 8/31/19
	0.33%	6/18/19 – 8/29/19
	0.05%	4/5/19 – 6/17/19
	0.03%	11/15/18 – 4/4/19

(b)  Prior to September 3, 2019, the investment management fee was 0.55%.

*  Effective September 1, 2020, Management changed the voluntary waiver to 0.21% of average daily net assets.

Accordingly, for the year ended August 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.95%		Intrinsic Value	0.81%
Equity Income	0.50%		Large Cap Value	0.48%
Focus	0.53%		Mid Cap Growth	0.49%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Greater China Equity	1.10%		Multi-Cap Opportunities	0.56%
Guardian	0.50%		Small Cap Growth	0.85%
International Equity	0.78	%(a)	Sustainable Equity	0.48%
International Select	0.55%

(a)  0.67% annual effective net rate of the Fund's average daily net assets.

(b)  0.29% annual effective net rate of the Fund's average daily net assets.

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At August 31, 2020, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended August 31,
				2018	2019	2020
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023
Dividend Growth Institutional Class	0.69%		8/31/23	$245,104	$253,857	$233,246
Dividend Growth Class A	1.05%		8/31/23	11,408	9,695	7,746
Dividend Growth Class C	1.80%		8/31/23	17,402	15,075	11,655
Dividend Growth Class R6	0.59	%(b)	8/31/23	158	158	191
Emerging Markets Equity Institutional Class	1.25%		8/31/23	231,794	—	—
Emerging Markets Equity Class A	1.50%		8/31/23	92,255	51,901	34,659
Emerging Markets Equity Class C	2.25%		8/31/23	12,202	9,302	6,296
Emerging Markets Equity Class R3	1.91%		8/31/23	24	245	508
Emerging Markets Equity Class R6	1.15	%(b)	8/31/23	7,769	—	—
Equity Income Institutional Class	0.80%		8/31/23	—	—	—
Equity Income Class A	1.16%		8/31/23	—	—	—
Equity Income Class C	1.91%		8/31/23	—	—	—
Equity Income Class R3	1.41%		8/31/23	—	—	—
Focus Trust Class	1.50%		8/31/23	—	—	—
Focus Advisor Class	1.50%		8/31/23	—	—	—
Focus Institutional Class	0.75%		8/31/23	—	114	56
Focus Class A	1.11%		8/31/23	312	261	272
Focus Class C	1.86%		8/31/23	137	193	96
Genesis Trust Class	1.50%		8/31/23	—	—	—
Genesis Advisor Class	1.50%		8/31/23	—	—	—
Genesis Institutional Class	0.85%		8/31/23	—	—	—
Genesis Class R6	0.75	%(b)	8/31/23	347,225	3,159	—
Global Real Estate Institutional Class	1.00%		8/31/23	220,996	227,837	205,632
Global Real Estate Class A	1.36%		8/31/23	30,605	27,482	26,471
Global Real Estate Class C	2.11%		8/31/23	28,315	26,045	22,306
Greater China Equity Institutional Class	1.50%		8/31/23	79,507	173,901	144,843
Greater China Equity Class A	1.86%		8/31/23	28,600	30,826	21,307
Greater China Equity Class C	2.61%		8/31/23	536	801	603
Guardian Trust Class	1.50%		8/31/23	—	—	—
Guardian Advisor Class	1.50%		8/31/23	—	—	—
Guardian Institutional Class	0.75%		8/31/23	—	—	—
Guardian Class A	1.11%		8/31/23	—	—	—

				Expenses Reimbursed in Year Ended August 31,
				2018	2019		2020
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022		2023
Guardian Class C	1.86%		8/31/23	$—	$—		$—
Guardian Class R3	1.36%		8/31/23	20	91		—
Guardian Class R6	0.65%		8/31/23	—	8	(c)	—
Integrated Large Cap Institutional Class	0.40	%(b)(e)	8/31/23	259,479	286,177		253,491
Integrated Large Cap Class A	0.76	%(b)(e)	8/31/23	30,042	23,143		21,140
Integrated Large Cap Class C	1.51	%(b)(e)	8/31/23	6,624	7,214		7,187
International Equity Investor Class	1.40%		8/31/23	—	—		—
International Equity Trust Class	2.00%		8/31/23	—	—		—
International Equity Institutional Class	0.85%		8/31/23	1,186,829	877,385		342,202
International Equity Class A	1.21%		8/31/23	59,940	35,772		11,946
International Equity Class C	1.96%		8/31/23	12,453	7,523		2,115
International Equity Class R6	0.75	%(b)	8/31/23	146,965	48,635		15,901
International Select Trust Class	1.15%		8/31/23	18,565	17,860		12,734
International Select Institutional Class	0.80%		8/31/23	244,239	223,768		176,566
International Select Class A	1.16%		8/31/23	6,671	5,946		4,320
International Select Class C	1.91%		8/31/23	3,656	3,369		2,173
International Select Class R3	1.41%		8/31/23	6,179	5,140		3,284
International Select Class R6	0.70	%(b)	8/31/23	13,555	31,580		24,937
International Small Cap Institutional Class	1.05%		8/31/23	257,330	281,758		259,992
International Small Cap Class A	1.41%		8/31/23	16,926	9,070		6,925
International Small Cap Class C	2.16%		8/31/23	8,534	6,779		5,773
International Small Cap Class R6	0.95	%(b)	8/31/23	15,753	11,852		11,384
Intrinsic Value Institutional Class	1.00%		8/31/23	93,339	246,027		238,438
Intrinsic Value Class A	1.36%		8/31/23	8,931	15,978		11,833
Intrinsic Value Class C	2.11%		8/31/23	4,695	8,765		6,344
Intrinsic Value Class R6	0.90%		8/31/23	—	22	(d)	116
Large Cap Value Trust Class	1.50%		8/31/23	—	—		—
Large Cap Value Advisor Class	1.50%		8/31/23	—	—		—
Large Cap Value Institutional Class	0.70%		8/31/23	—	—		—
Large Cap Value Class A	1.11%		8/31/23	—	—		—
Large Cap Value Class C	1.86%		8/31/23	—	—		—
Large Cap Value Class R3	1.36%		8/31/23	—	—		—
Large Cap Value Class R6	0.60%		8/31/23	—	—	(d)	—
Mid Cap Growth Trust Class	1.50%		8/31/23	—	—		—
Mid Cap Growth Advisor Class	1.50%		8/31/23	—	—		—
Mid Cap Growth Institutional Class	0.75%		8/31/23	—	—		—
Mid Cap Growth Class A	1.11%		8/31/23	—	—		—

				Expenses Reimbursed in Year Ended August 31,
				2018	2019		2020
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022		2023
Mid Cap Growth Class C	1.86%		8/31/23	$—	$—		$—
Mid Cap Growth Class R3	1.36%		8/31/23	—	—		—
Mid Cap Growth Class R6	0.65	%(b)	8/31/23	—	—		—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/23	—	—		—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/23	9,030	5,026		1,060
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/23	61,130	47,471		21,517
Mid Cap Intrinsic Value Class A	1.21%		8/31/23	13,941	9,892		2,553
Mid Cap Intrinsic Value Class C	1.96%		8/31/23	3,434	2,255		1,036
Mid Cap Intrinsic Value Class R3	1.46%		8/31/23	3,348	2,681		551
Mid Cap Intrinsic Value Class R6	0.75%		8/31/23	—	41	(c)	—
Multi-Cap Opportunities Institutional Class	1.00%		8/31/23	—	—		—
Multi-Cap Opportunities Class A	1.36%		8/31/23	—	—		—
Multi-Cap Opportunities Class C	2.11%		8/31/23	—	—		—
Real Estate Trust Class	1.50	%(e)	8/31/23	—	—		—
Real Estate Institutional Class	0.85%		8/31/23	355,600	367,084		466,267
Real Estate Class A	1.21%		8/31/23	145,323	122,879		119,449
Real Estate Class C	1.96%		8/31/23	33,477	25,121		21,506
Real Estate Class R3	1.46%		8/31/23	39,632	41,328		35,992
Real Estate Class R6	0.75	%(b)	8/31/23	110,981	127,316		180,533
Small Cap Growth Investor Class	1.30	%(e)	8/31/23	248,687	176,976		68,298
Small Cap Growth Trust Class	1.40	%(e)	8/31/23	17,589	13,037		5,823
Small Cap Growth Advisor Class	1.60	%(e)	8/31/23	8,542	6,659		2,721
Small Cap Growth Institutional Class	0.90%		8/31/23	81,452	153,070		299,687
Small Cap Growth Class A	1.26%		8/31/23	25,896	87,247		94,216
Small Cap Growth Class C	2.01%		8/31/23	14,080	16,005		12,391
Small Cap Growth Class R3	1.51%		8/31/23	9,492	14,401		8,531
Small Cap Growth Class R6	0.80	%(b)	8/31/23	—	5,523	(f)	70,197
Sustainable Equity Trust Class	1.50%		8/31/23	—	—		—
Sustainable Equity Institutional Class	0.75%		8/31/23	—	—		—
Sustainable Equity Class A	1.11%		8/31/23	—	—		—
Sustainable Equity Class C	1.86%		8/31/23	—	—		—
Sustainable Equity Class R3	1.36%		8/31/23	—	—		—
Sustainable Equity Class R6	0.65	%(b)	8/31/23	—	—		—

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
Genesis Class R6	0.78%	10/16/17
Integrated Large Cap Institutional Class	0.75%	9/3/19
Integrated Large Cap Class A	1.11%	9/3/19
Integrated Large Cap Class C	1.86%	9/3/19
International Equity Class R6	0.78%	12/6/18
International Select Class R6	0.73%	12/6/18
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(e)  In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Year Ended August 31, 2020
Integrated Large Cap Institutional Class	0.40%	9/1/19 – 9/2/19	$61
Integrated Large Cap Class A	0.76%	9/1/19 – 9/2/19	5
Integrated Large Cap Class C	1.51%	9/1/19 – 9/2/19	2
Real Estate Trust Class	1.04%	12/16/11	423,927
Small Cap Growth Investor Class	1.18%	11/15/18	77,080
Small Cap Growth Investor Class	1.20%	9/7/18 – 11/14/18
Small Cap Growth Investor Class	1.21%	9/1/18 – 9/6/18
Small Cap Growth Trust Class	1.29%	9/7/18	4,658
Small Cap Growth Trust Class	1.37%	9/1/18 – 9/6/18
Small Cap Growth Advisor Class	1.44%	9/7/18	4,490
Small Cap Growth Advisor Class	1.51%	9/1/18 – 9/6/18

(f)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended August 31, 2020, the following classes repaid NBIA under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to NBIA
Emerging Markets Equity Institutional Class	$161,356
Emerging Markets Equity Class R6	77,972
Genesis Class R6	525,381
Guardian Class R3	75
Guardian Class R6	28
Large Cap Value Class R3	16
Large Cap Value Class R6	17
Mid Cap Intrinsic Value Class R6	4

NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2020, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$656	$—	$—	$—
Dividend Growth Class C	—	100	—	—
Emerging Markets Equity Class A	1,478	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Class C	$—	$309	$—	$—
Equity Income Class A	67,421	—	—	—
Equity Income Class C	—	4,030	—	—
Focus Class A	138	—	—	—
Focus Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
Guardian Class A	7,556	—	—	—
Guardian Class C	—	656	—	—
Integrated Large Cap Class A	66	—	—	—
Integrated Large Cap Class C	—	—	—	—
International Equity Class A	1,428	—	—	—
International Equity Class C	—	1,122	—	—
International Select Class A	59	—	—	—
International Select Class C	—	—	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	10,154	—	—	—
Intrinsic Value Class C	—	1,870	—	—
Large Cap Value Class A	19,295	—	—	—
Large Cap Value Class C	—	12,526	—	—
Mid Cap Growth Class A	2,797	—	—	—
Mid Cap Growth Class C	—	586	—	—
Mid Cap Intrinsic Value Class A	530	—	—	—
Mid Cap Intrinsic Value Class C	—	237	—	—
Multi-Cap Opportunities Class A	19,196	—	—	—
Multi-Cap Opportunities Class C	—	1,435	—	—
Real Estate Class A	27,242	—	—	—
Real Estate Class C	—	7,090	—	—
Small Cap Growth Class A	12,435	—	—	—
Small Cap Growth Class C	—	578	—	—
Sustainable Equity Class A	13,778	—	—	—
Sustainable Equity Class C	—	2,635	—	—

For the year ended August 31, 2020, International Equity recorded a capital contribution from Management in the amount of $1,010,717. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the year ended August 31, 2020, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales		Purchases	Sales
Dividend Growth	$20,017,780	$24,570,416	International Select	51,424,593	60,792,142
Emerging Markets Equity	489,827,212	804,013,532	International Small Cap	801,482	5,457,416
Equity Income	742,499,405	878,688,883	Intrinsic Value	109,273,523	171,663,701
Focus	868,445,978	941,033,288	Large Cap Value	2,656,446,639	2,693,371,434
Genesis	1,078,218,814	2,062,165,356	Mid Cap Growth	763,633,777	882,638,376
Global Real Estate	1,572,648	3,473,858	Mid Cap Intrinsic Value	10,872,807	47,394,980
Greater China Equity	41,763,576	47,963,896	Multi-Cap Opportunities	254,224,111	796,209,890
Guardian	637,685,819	675,200,618	Real Estate	299,975,748	141,587,236
Integrated Large Cap	5,290,102	5,787,672	Small Cap Growth	302,801,007	293,551,136
International Equity	835,530,768	1,356,089,197	Sustainable Equity	342,113,190	700,724,171

During the year ended August 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2020, and August 31, 2019, was as follows:

	For the Year Ended August 31, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Dividend Growth
Institutional Class	265,103	58,222	(988,022)	(664,697)	989,402	231,558	—	(1,055,499)	165,461
Class A	13,274	1,090	(26,008)	(11,644)	11,066	7,106	—	(32,942)	(14,770)
Class C	3,900	435	(42,823)	(38,488)	8,065	12,300	—	(50,680)	(30,315)
Class R6	—	—	(864)	(864)	864	—	—	—	864
Emerging Markets Equity(a)
Institutional Class	21,134,967	410,953	(37,001,256)	(15,455,336)	28,354,468	242,888	—	(30,912,020)	(2,314,664)
Class A	817,722	18,342	(1,652,098)	(816,034)	1,187,265	8,055	—	(1,300,630)	(105,310)
Class C	39,805	1,213	(224,200)	(183,182)	127,821	—	—	(209,233)	(81,412)
Class R3	12,600	368	(24,986)	(12,018)	30,896	13	—	(54,584)	(23,675)
Class R6	1,754,547	228,737	(4,123,220)	(2,139,936)	4,906,485	94,599	—	(2,001,735)	2,999,349

	For the Year Ended August 31, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Equity Income
Institutional Class	11,247,353	4,674,484	(24,197,398)	(8,275,561)	17,393,546	5,385,380	—	(21,061,871)	1,717,055
Class A	4,083,332	528,850	(3,265,732)	1,346,450	4,127,472	753,870	—	(7,677,320)	(2,795,978)
Class C	467,370	464,608	(6,608,532)	(5,676,554)	844,745	824,074	—	(6,192,869)	(4,524,050)
Class R3	69,726	6,955	(93,448)	(16,767)	73,080	6,752	—	(99,533)	(19,701)
Focus
Investor Class	165,478	2,745,462	(2,537,695)	373,245	118,712	1,893,469	—	(2,099,234)	(87,053)
Trust Class	42,847	211,923	(424,820)	(170,050)	22,253	165,355	—	(393,884)	(206,276)
Advisor Class	7,156	7,517	(13,608)	1,065	7,425	5,702	—	(31,509)	(18,382)
Institutional Class	261,668	49,459	(168,003)	143,124	109,001	24,019	—	(87,645)	45,375
Class A	7,946	12,090	(17,660)	2,376	10,450	8,982	—	(36,130)	(16,698)
Class C	3,853	5,476	(8,836)	493	4,829	4,661	—	(19,710)	(10,220)
Genesis
Investor Class	1,832,620	1,556,094	(4,828,105)	(1,439,391)	1,478,058	3,260,573	—	(5,966,074)	(1,227,443)
Trust Class	2,436,160	1,283,899	(8,026,116)	(4,306,057)	3,943,864	2,716,570	—	(6,502,481)	157,953
Advisor Class	242,155	139,617	(967,347)	(585,575)	291,820	326,175	—	(962,039)	(344,044)
Institutional Class	13,932,495	2,583,175	(16,165,018)	350,652	8,955,212	5,385,521	—	(16,169,512)	(1,828,779)
Class R6	8,851,372	4,372,286	(14,851,484)	(1,627,826)	9,277,395	8,231,517	—	(12,315,603)	5,193,309
Global Real Estate
Institutional Class	37,033	13,877	(215,176)	(164,266)	82,273	8,309	—	(10,954)	79,628
Class A	10,866	757	(22,897)	(11,274)	4,734	360	—	(1,442)	3,652
Class C	2,816	521	(12,485)	(9,148)	88	322	—	—	410
Greater China Equity
Institutional Class	1,058,154	34,993	(1,410,209)	(317,062)	859,231	2,620,350	—	(3,951,066)	(471,485)
Class A	—	2,902	(291,541)	(288,639)	—	284,897	—	(311,531)	(26,634)
Class C	—	—	(805)	(805)	—	7,389	—	(5,459)	1,930
Guardian
Investor Class	749,150	3,550,084	(5,107,798)	(808,564)	666,396	6,183,003	—	(6,130,070)	719,329
Trust Class	206,075	113,273	(982,194)	(662,846)	114,534	288,345	—	(813,409)	(410,530)
Advisor Class	2,488	531	(3,390)	(371)	7,909	1,676	—	(10,732)	(1,147)
Institutional Class	2,853,280	339,279	(1,381,225)	1,811,334	929,673	471,248	—	(1,040,429)	360,492
Class A	333,281	13,129	(306,737)	39,673	98,761	29,449	—	(189,075)	(60,865)
Class C	30,574	5,344	(36,513)	(595)	27,419	8,712	—	(27,866)	8,265
Class R3	926	356	(2,326)	(1,044)	4,614	1,121	—	(19,389)	(13,654)
Class R6(b)	—	—	—	—	1,494	—	—	—	1,494

	For the Year Ended August 31, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Integrated Large Cap(a)
Institutional Class	114,017	110,895	(213,788)	11,124	14,597	40,939	—	(197,311)	(141,775)
Class A	12,230	6,905	(15,577)	3,558	8,895	2,618	—	(24,530)	(13,017)
Class C	—	944	(1,865)	(921)	—	335	—	(2,138)	(1,803)
International Equity
Investor Class	144,782	174,329	(1,197,372)	(878,261)	167,570	80,857	—	(869,260)	(620,833)
Trust Class	132,520	50,430	(550,480)	(367,530)	130,806	28,051	—	(853,106)	(694,249)
Institutional Class	58,221,663	2,153,920	(88,238,680)	(27,863,097)	53,997,745	1,269,471	—	(68,028,931)	(12,761,715)
Class A	1,367,720	19,729	(1,596,766)	(209,317)	942,304	14,204	—	(1,880,769)	(924,261)
Class C	52,508	9,136	(305,626)	(243,982)	91,838	2,229	—	(409,113)	(315,046)
Class R6	1,420,437	178,437	(2,626,329)	(1,027,455)	2,183,526	97,035	—	(1,472,232)	808,329
International Select
Trust Class	17,970	10,528	(48,830)	(20,332)	13,164	6,769	—	(230,943)	(211,010)
Institutional Class	1,498,164	312,909	(2,242,929)	(431,856)	1,693,594	227,232	—	(2,477,744)	(556,918)
Class A	81,072	5,307	(120,404)	(34,025)	37,279	3,481	—	(79,465)	(38,705)
Class C	7,139	1,637	(69,777)	(61,001)	18,477	1,068	—	(78,464)	(58,919)
Class R3	37,780	3,112	(68,151)	(27,259)	44,853	2,551	—	(130,392)	(82,988)
Class R6	332,887	86,349	(2,690,919)	(2,271,683)	1,782,048	15,438	—	(109,870)	1,687,616
International Small Cap
Institutional Class	23,474	3,730	(396,829)	(369,625)	3,411	10,057	—	(16,956)	(3,488)
Class A	489	8	(1,351)	(854)	1,517	110	—	(5,711)	(4,084)
Class C	—	—	(970)	(970)	—	30	—	(1,259)	(1,229)
Class R6	—	—	—	—	—	—	—	—	—
Intrinsic Value(a)
Institutional Class	12,205,423	972,976	(16,081,683)	(2,903,284)	13,096,492	4,346,929	—	(14,420,355)	3,023,066
Class A	808,186	37,187	(805,477)	39,896	1,907,174	168,571	—	(1,791,217)	284,528
Class C	149,914	27,667	(586,692)	(409,111)	134,950	157,494	—	(442,749)	(150,305)
Class R6(c)	2,736	320	(9,629)	(6,573)	11,682	—	—	—	11,682

	For the Year Ended August 31, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Large Cap Value
Investor Class	753,034	1,407,324	(4,778,325)	(2,617,967)	1,932,503	4,723,870	—	(3,550,068)	3,106,305
Trust Class	239,611	90,959	(850,438)	(519,868)	838,613	279,437	—	(526,850)	591,200
Advisor Class	229,784	130,998	(835,350)	(474,568)	325,840	493,279	—	(873,628)	(54,509)
Institutional Class	7,849,287	405,348	(7,339,563)	915,072	8,997,844	461,354	851,047	(2,197,547)	8,112,698
Class A	1,045,621	66,763	(2,057,060)	(944,676)	1,565,801	13,249	129,228	(117,108)	1,591,170
Class C	228,957	13,148	(400,689)	(158,584)	472,096	5,345	133,590	(27,234)	583,797
Class R3	1,596	798	(5,659)	(3,265)	26,112	1,226	—	(13,315)	14,023
Class R6(c)	2,967,811	105,444	(76,691)	2,996,564	8,490	—	—	—	8,490
Mid Cap Growth
Investor Class	493,803	1,643,853	(3,360,116)	(1,222,460)	1,030,928	3,343,862	—	(3,302,750)	1,072,040
Trust Class	723,555	265,353	(1,209,040)	(220,132)	815,098	539,317	—	(1,051,902)	302,513
Advisor Class	165,748	27,257	(381,225)	(188,220)	294,478	65,712	—	(517,805)	(157,615)
Institutional Class	6,468,025	907,806	(5,720,566)	1,655,265	3,982,524	2,357,227	—	(10,064,837)	(3,725,086)
Class A	531,232	107,765	(750,426)	(111,429)	504,537	293,519	—	(1,796,101)	(998,045)
Class C	89,043	37,900	(185,161)	(58,218)	55,082	76,467	—	(130,569)	980
Class R3	353,583	189,001	(3,353,055)	(2,810,471)	3,183,369	93,684	—	(634,563)	2,642,490
Class R6	5,835,539	1,468,271	(7,868,223)	(564,413)	7,838,840	2,911,793	—	(7,480,660)	3,269,973
Mid Cap Intrinsic Value(a)
Investor Class	88,884	17,074	(454,349)	(348,391)	1,340,399	142,789	—	(1,359,917)	123,271
Trust Class	12,821	3,750	(120,465)	(103,894)	40,445	35,442	—	(87,099)	(11,212)
Institutional Class	387,192	24,436	(1,709,930)	(1,298,302)	842,703	211,351	—	(1,143,899)	(89,845)
Class A	42,984	1,836	(260,443)	(215,623)	774,602	21,821	—	(890,998)	(94,575)
Class C	10,157	190	(35,262)	(24,915)	19,651	6,556	—	(46,639)	(20,432)
Class R3	17,504	244	(82,812)	(65,064)	17,812	7,231	—	(21,686)	3,357
Class R6(b)	—	—	—	—	1,220	—	—	—	1,220
Multi-Cap Opportunities(a)
Institutional Class	8,525,872	10,775,626	(42,431,436)	(23,129,938)	9,107,572	8,556,941	—	(51,533,490)	(33,868,977)
Class A	728,136	423,817	(1,388,564)	(236,611)	853,311	350,914	—	(2,291,703)	(1,087,478)
Class C	254,020	361,428	(938,914)	(323,466)	294,582	202,095	—	(602,264)	(105,587)

	For the Year Ended August 31, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Real Estate
Trust Class	1,868,407	443,651	(3,036,103)	(724,045)	1,294,109	631,961	—	(3,333,149)	(1,407,079)
Institutional Class	19,704,283	762,009	(9,617,448)	10,848,844	4,272,565	823,509	—	(4,302,170)	793,904
Class A	2,278,641	225,239	(2,322,448)	181,432	1,503,533	273,535	—	(1,961,816)	(184,748)
Class C	367,096	30,603	(431,625)	(33,926)	32,092	48,583	—	(397,513)	(316,838)
Class R3	417,190	62,841	(697,720)	(217,689)	455,702	78,550	—	(524,167)	10,085
Class R6	4,465,217	361,928	(1,943,414)	2,883,731	1,556,354	302,518	—	(1,214,675)	644,197
Small Cap Growth
Investor Class	77,344	66,584	(259,189)	(115,261)	155,402	338,485	—	(231,397)	262,490
Trust Class	3,827	4,276	(27,074)	(18,971)	19,567	21,382	—	(18,122)	22,827
Advisor Class	18,374	2,904	(23,146)	(1,868)	48,730	12,738	—	(44,083)	17,385
Institutional Class	2,744,506	98,448	(1,651,800)	1,191,154	2,454,116	92,646	—	(605,728)	1,941,034
Class A	275,215	29,287	(1,107,157)	(802,655)	1,905,213	26,731	—	(725,496)	1,206,448
Class C	42,652	4,780	(56,427)	(8,995)	52,319	17,050	—	(23,788)	45,581
Class R3	47,476	2,428	(32,629)	17,275	137,831	8,292	—	(129,990)	16,133
Class R6(d)	481,674	21,721	(235,039)	268,356	564,037	12	—	(12,138)	551,911
Sustainable Equity
Investor Class	890,116	1,026,137	(3,056,489)	(1,140,236)	667,163	1,371,991	—	(6,235,658)	(4,196,504)
Trust Class	340,429	357,251	(1,929,246)	(1,231,566)	485,785	491,943	—	(2,140,768)	(1,163,040)
Institutional Class	3,993,402	1,727,202	(8,963,237)	(3,242,633)	5,024,840	2,060,873	—	(9,047,775)	(1,962,062)
Class A	482,477	201,298	(761,647)	(77,872)	555,930	260,216	—	(1,271,045)	(454,899)
Class C	109,252	89,153	(452,392)	(253,987)	134,301	121,849	—	(462,507)	(206,357)
Class R3	166,305	67,956	(382,213)	(147,952)	233,296	70,936	—	(314,216)	(9,984)
Class R6	2,941,315	513,381	(3,960,111)	(505,415)	2,655,377	722,773	—	(4,622,304)	(1,244,154)

(a)  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2019, has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(b)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019, for the year ended August 31, 2019.

(c)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019, for the year ended August 31, 2019.

(d)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019, for the year ended August 31, 2019.

Note E—Line of Credit:

At August 31, 2020, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2020.

During the year ended August 31, 2020, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
International Small Cap	2	$700,000	1.2%	$43

(1)  Interest paid is reflected in the Statements of Operations under the caption "Interest."

Note F—Investments in Affiliates(a):

	Value at August 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons		Shares Held at August 31, 2020	Value at August 31, 2020
Genesis
AMERISAFE, Inc.	$71,485,442	$12,314,994	$6,568,591	$(2,531,217)	$383,301	$5,093,343		1,125,190	$75,083,929
Atrion Corp.	90,448,603	6,001,858	5,871,450	(17,745,267)	1,045,278	725,482		116,949	73,879,022
Chase Corp.	51,955,050	2,748,307	4,490,674	(1,068,679)	(524,385)	414,728		498,305	48,619,619
Fox Factory Holding Corp.	164,784,728	5,585,673	20,793,885	56,837,621	6,711,913	—	*	2,114,136	213,126,050
NetScout Systems, Inc.	88,986,761	19,809,921	7,829,980	4,617,722	(2,248,797)	—	*	4,465,671	103,335,627
Power Integrations, Inc.	176,585,146	—	38,012,947	21,120,158	20,305,148	1,423,787		3,215,964	179,997,505
Rogers Corp.	165,204,676	386,522	17,670,148	(28,115,164)	5,099,806	—	*	1,102,336	124,905,692
Sub-total for affiliates held as of 8/31/20(b)	$809,450,406	$46,847,275	$101,237,675	$33,115,174	$30,772,264	$7,657,340			$818,947,444

	Value at August 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at August 31, 2020	Value at August 31, 2020
Exponent, Inc.	$185,349,136	$572,186	$22,469,375	$3,070,112	$19,015,377	$1,744,811	2,306,102	$185,537,436
U.S. Physical Therapy, Inc.	98,752,193	1,034,497	67,660,827	(48,973,415)	16,847,552	355,369	—	—
Sub-total for securities no longer affiliated as of 8/31/20(c)	$284,101,329	$1,606,683	$90,130,202	$(45,903,303)	$35,862,929	$2,100,180		$185,537,436
Total	$1,093,551,735	$48,453,958	$191,367,877	$(12,788,129)	$66,635,193	$9,757,520		$1,004,484,880

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  At August 31, 2020, these securities amounted to 7.80% of net assets of the Fund.

(c)  At August 31, 2020, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At August 31, 2020, Neuberger Berman Global Allocation Fund, which is also managed by NBIA, held 0.06%, 0.00% and 0.71%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at August 31, 2020, affiliated persons owned 0.06%, 2.25%, 0.00%, 0.00%, 0.00%, 66.61%, 0.09%, 0.00%, 88.83%, 0.00%, 0.02%, 66.09%, 0.00%, 0.01%, 0.00%, 0.09%, 0.00%, 0.01% and 0.00% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Real Estate, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, respectively.

Note G—Stock Splits:

In 2018, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Emerging Markets Equity, Integrated Large Cap, Intrinsic Value, Mid Cap Intrinsic Value and Multi-Cap Opportunities (collectively, the "Stock Split Funds"). The Stock Split occurred after the close of business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the Stock Split Funds.

After the close of business on December 7, 2018, the following classes of the Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Emerging Markets Equity Class A	1	: 0.9925	Integrated Large Cap			Intrinsic Value Class A	1	: 0.9671
Emerging Markets Equity Class C	1	: 0.9490	Class A	1	: 0.9873	Intrinsic Value Class C	1	: 0.9007
Emerging Markets Equity Class R3	1	: 0.9679	Integrated Large Cap
Emerging Markets Equity Class R6	1	: 1.0009	Class C	1	: 0.9346

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Mid Cap Intrinsic Value Investor Class	1	: 0.9982	Multi-Cap Opportunities Class A	1	: 0.9915
Mid Cap Intrinsic Value Trust Class	1	: 0.8078	Multi-Cap Opportunities Class C	1	: 0.9455
Mid Cap Intrinsic Value Class A	1	: 0.8071
Mid Cap Intrinsic Value Class C	1	: 0.7826
Mid Cap Intrinsic Value Class R3	1	: 0.8036

Note H—Reorganizations:

At a meeting held on June 26, 2019, the Board approved a tax-free reorganization of Neuberger Berman Value Fund ("Value Fund") (the "Merging Fund") into Large Cap Value (the "Surviving Fund," and together with the Merging Fund, the "Reorganization Funds"). The Reorganization Funds are each a series of the Trust. After the close of business on August 16, 2019, the Surviving Fund acquired all of the net assets of the Merging Fund in a tax-free exchange of shares pursuant to the Plan of Reorganization and Dissolution approved by the Board. Accordingly, shareholders of the Merging Fund became shareholders of the Surviving Fund.

Value Fund	Shares Prior to Reorganization	Shares Issued by the Surviving Fund	Net Assets Prior to Reorganization
Institutional Class	1,461,190	851,047	$25,809,513
Class A	222,472	129,228	3,922,304
Class C	237,497	133,590	4,057,725

The appreciation of Value Fund was $1,039,412, as of the date of the reorganization. The combined net assets of the Surviving Fund immediately after the reorganization was $1,763,303,263. For financial reporting purposes, assets received and shares issued by the Surviving Fund were recorded at fair value; however, the cost basis of the investments received from the Merging Fund were carried forward to align ongoing reporting of the Surviving Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Merging Fund that have been included in the Surviving Fund's Statement of Changes as of August 31, 2019.

Note I—Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: "Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)	$—	$14.76	16.91%	$49.3	1.17%		0.69%		1.57%		39%
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)	$—	$12.81	(2.45)%	$51.3	1.20%		0.69%		1.63%		45%
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$—	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%		0.69%		1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$—	$11.11	11.10%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23%*
Class A
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)	$—	$14.76	16.41%	$1.5	1.62%		1.05%		1.19%		39%
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)	$—	$12.81	(2.75)%	$1.4	1.65%		1.05%		1.28%		45%
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$—	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%		1.05%		1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$—	$11.09	10.90%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23%*
Class C
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)	$—	$14.65	15.63%	$2.5	2.28%		1.80%		0.44%		39%
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)	$—	$12.70	(3.55)%	$2.7	2.32%		1.80%		0.51%		45%
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$—	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%		1.80%		0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$—	$11.00	10.00%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23%*
Class R6
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)	$—	$14.77	16.98%	$0.0	1.18%		0.59%		1.61%		39%
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)	$—	$12.82	(2.33)%	$0.0	1.17%		0.60%		1.70%		45%
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$—	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%		0.62%		1.58%		43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$—	$11.11	11.10%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)	$—	$20.37	10.59%	$854.6	1.25%	1.25%§	1.45%	41%
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)	$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%§	1.22%	37%
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%	23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%	1.25%	0.95%	25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%	1.25%	0.74%	43%
Class A
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)	$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)	$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%
8/31/2018[i]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%	23%
8/31/2017[i]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%	1.50%	0.74%	25%
8/31/2016[i]	$13.98	$0.09	$2.03	$2.12	$(0.06)	$—	$—	$(0.06)	$—	$16.04	15.31%	$23.5	1.82%	1.50%	0.60%	43%
Class C
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)	$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—	$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%
8/31/2018[i]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%	23%
8/31/2017[i]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%	2.25%	(0.18)%	25%
8/31/2016[i]	$14.14	$(0.04)	$2.08	$2.04	$—	$—	$—	$—	$—	$16.18	14.46%	$5.2	2.51%	2.25%	(0.30)%	43%
Class R3
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)	$—	$20.45	9.85%	$0.8	1.97%	1.91%	0.81%	41%
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)	$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%
8/31/2018[i]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$—	$(0.07)	$—	$19.26	(3.16)%	$1.4	1.91%	1.91%	0.14%	23%
8/31/2017[i]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$—	$(0.01)	$—	$19.95	23.94%	$1.5	2.01%	1.91%	0.08%	25%
8/31/2016[i]	$14.05	$0.02	$2.07	$2.09	$(0.03)	$—	$—	$(0.03)	$—	$16.11	14.88%	$1.2	2.06%	1.91%	0.16%	43%
Class R6
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)	$—	$20.38	10.72%	$194.2	1.15%	1.15%§	1.58%	41%
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)	$—	$18.77	(1.45)%	$219.1	1.16%	1.16%§	1.42%	37%
8/31/2018[i]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.46)%	$166.9	1.19%	1.18%	0.91%	23%
8/31/2017[i]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$—	$(0.09)	$—	$19.87	24.90%	$132.9	1.26%	1.18%	0.86%	25%
8/31/2016[i]	$13.95	$0.12	$2.05	$2.17	$(0.11)	$—	$—	$(0.11)	$—	$16.01	15.64%	$107.4	1.32%	1.18%	0.83%	43%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.42	1.53%		$994.9	0.69%	0.69%	2.35%	56%
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)	$—	$12.98	3.06%		$1,147.4	0.70%	0.70%	2.58%	37%
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$—	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%	2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$—	$(0.75)	$0.00	$13.09	11.56	%hj	$1,208.7	0.69%	0.69%[e]	2.99%[e]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
Class A
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.37	1.14%		$153.1	1.06%	1.06%	1.99%	56%
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)	$—	$12.93	2.68%		$142.7	1.06%	1.06%	2.17%	37%
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$—	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%	2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$—	$(0.70)	$0.00	$13.04	11.17	%hj	$200.3	1.05%	1.05%[e]	2.56%[e]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
Class C
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)	$—	$12.28	0.38%		$101.1	1.81%	1.81%	1.24%	56%
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)	$—	$12.83	1.91%		$178.5	1.81%	1.81%	1.45%	37%
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$—	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%	1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$—	$(0.61)	$0.00	$12.95	10.34	%hj	$282.3	1.80%	1.80%[e]	1.82%[e]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$—	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
Class R3
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)	$—	$12.34	0.82%		$1.6	1.33%	1.33%	1.71%	56%
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)	$—	$12.90	2.40%		$1.9	1.34%	1.34%	1.91%	37%
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$—	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$—	$(0.66)	$0.00	$13.01	10.88	%hj	$1.8	1.34%	1.34%[e]	2.27%[e]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$—	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
Focus Fund
Investor Class
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)	$—	$28.76	26.17%		$700.6	0.92%	0.92%	0.14%	130%
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)	$—	$25.74	(2.35)%		$617.6	0.92%	0.92%	0.50%	20%
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$—	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$—	$(2.31)	$0.00	$27.50	16.81	%hj	$667.7	0.92%	0.91%[e]	0.28%[e]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$—	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Trust Class
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)	$—	$28.75	25.90%		$47.0	1.10%	1.10%	(0.04)%	130%
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)	$—	$25.71	(2.52)%		$46.4	1.10%	1.10%	0.32%	20%
8/31/2018[g]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$—	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[g]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$—	$(4.19)	$0.00	$29.18	16.61	%hj	$63.0	1.10%	1.09%[e]	0.10%[e]	72%
8/31/2016[g]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$—	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%	0.47%	89%
Advisor Class
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)	$—	$28.75	25.70%		$1.9	1.27%	1.27%	(0.22)%	130%
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)	$—	$25.69	(2.68)%		$1.6	1.27%	1.27%	0.14%	20%
8/31/2018[g]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$—	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%	0.09%	59%
8/31/2017[g]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$—	$(13.54)	$0.00	$37.33	16.51	%hj	$3.5	1.26%	1.23%[e]	(0.04)%[e]	72%
8/31/2016[g]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$—	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%	0.33%	89%
Institutional Class
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)	$—	$28.78	26.32%		$14.1	0.75%	0.75%	0.26%	130%
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)	$—	$25.79	(2.15)%		$8.9	0.76%	0.75%	0.67%	20%
8/31/2018[g]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$—	$(2.24)	$—	$28.72	13.20%		$8.6	0.75%	0.75%§	0.60%	59%
8/31/2017[g]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$—	$(2.36)	$0.00	$27.53	17.04%[j]		$7.8	0.76%	0.75%	0.44%	72%
8/31/2016[g]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$—	$(1.32)	$—	$25.83	6.86%		$6.8	0.76%	0.75%	0.89%	89%
Class A
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)	$—	$28.73	25.90%		$3.0	1.12%	1.11%	(0.06)%	130%
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)	$—	$25.69	(2.51)%		$2.7	1.12%	1.11%	0.32%	20%
8/31/2018[g]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$—	$(4.00)	$—	$28.65	12.80%		$3.4	1.12%	1.11%	0.23%	59%
8/31/2017[g]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$—	$(4.28)	$0.00	$29.24	16.58%[j]		$3.1	1.13%	1.11%	0.07%	72%
8/31/2016[g]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$—	$(2.35)	$—	$29.28	6.52%		$3.2	1.15%	1.11%	0.48%	89%
Class C
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)	$—	$28.27	24.96%		$1.4	1.87%	1.86%	(0.81)%	130%
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)	$—	$25.42	(3.25)%		$1.2	1.88%	1.86%	(0.43)%	20%
8/31/2018[g]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$—	$(13.80)	$—	$28.50	11.92%		$1.7	1.87%	1.86%	(0.52)%	59%
8/31/2017[g]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$—	$(14.79)	$0.00	$38.78	15.76%[j]		$1.9	1.88%	1.86%	(0.67)%	72%
8/31/2016[g]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$—	$(8.10)	$—	$48.05	5.75%		$2.2	1.90%	1.86%	(0.27)%	89%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund
Investor Class
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)	$—	$62.74	13.48%	$1,677.3	1.01%	1.01%		0.03%	11%
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)	$—	$58.54	0.53%	$1,649.3	1.01%	1.01%		0.08%	14%
8/31/2018[f]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$—	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%		0.11%	13%
8/31/2017[f]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$—	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[e]		0.21%[e]	20%
8/31/2016[f]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$—	$(9.90)	$—	$59.25	11.43%	$1,752.8	1.03%	1.03%		0.28%	16%
Trust Class
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)	$—	$62.71	13.38%	$1,239.6	1.09%	1.09%		(0.06)%	11%
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)	$—	$58.54	0.43%	$1,409.3	1.10%	1.10%		(0.01)%	14%
8/31/2018[f]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$—	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%	13%
8/31/2017[f]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$—	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[e]		0.13%[e]	20%
8/31/2016[f]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$—	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%		0.21%	16%
Advisor Class
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)	$—	$62.31	13.10%	$131.3	1.35%	1.35%		(0.31)%	11%
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)	$—	$58.32	0.18%	$157.0	1.35%	1.35%		(0.26)%	14%
8/31/2018[f]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$—	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%	13%
8/31/2017[f]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$—	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[e]		(0.13)%[e]	20%
8/31/2016[f]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$—	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%	16%
Institutional Class
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)	$—	$62.66	13.65%	$3,032.9	0.84%	0.84%		0.19%	11%
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)	$—	$58.48	0.69%	$2,809.8	0.85%	0.85%		0.25%	14%
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$—	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%	13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$—	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%e§	0.38%[e]	20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$—	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%	16%
Class R6
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)	$—	$62.62	13.74%	$4,420.9	0.75%	0.75	%§	0.28%	11%
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)	$—	$58.45	0.80%	$4,221.1	0.75%	0.75%		0.34%	14%
8/31/2018[f]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$—	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%	13%
8/31/2017[f]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$—	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%e§	0.45%[e]	20%
8/31/2016[f]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$—	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%	16%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Real Estate Fund
Institutional Class
8/31/2020	$11.94	$0.17	$(0.58)	$(0.41)	$(0.32)	$(0.21)	$(0.03)	$(0.56)	$—	$10.97	(3.48)%	$1.4	8.80%	1.01%	1.47%	49%
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$—	$(0.38)	$—	$11.94	14.01%	$3.4	9.11%	1.01%	1.46%	38%
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$—	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%	1.01%	1.62%	48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$—	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%	1.01%	1.67%	61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$—	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%	1.00%	1.68%	44%
Class A
8/31/2020	$11.93	$0.12	$(0.58)	$(0.46)	$(0.28)	$(0.21)	$(0.03)	$(0.52)	$—	$10.95	(3.93)%	$0.2	9.28%	1.37%	1.10%	49%
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$—	$(0.34)	$—	$11.93	13.65%	$0.4	9.72%	1.37%	1.07%	38%
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$—	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%	1.37%	1.23%	48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$—	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%	1.37%	1.41%	61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%	1.36%	1.32%	44%
Class C
8/31/2020	$11.89	$0.04	$(0.58)	$(0.54)	$(0.20)	$(0.21)	$(0.03)	$(0.44)	$—	$10.91	(4.65)%	$0.2	9.88%	2.12%	0.35%	49%
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$—	$(0.26)	$—	$11.89	12.75%	$0.3	10.43%	2.12%	0.32%	38%
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$—	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%	2.12%	0.53%	48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$—	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%	2.12%	0.56%	61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$—	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%	2.11%	0.56%	44%
Greater China Equity Fund
Institutional Class
8/31/2020	$9.28	$0.06	$2.24	$2.30	$(0.09)	$—	$—	$(0.09)	$—	$11.49	24.93%	$52.3	1.81%	1.51%	0.64%	82%
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$—	$(4.65)	$—	$9.28	(1.03)%	$45.2	1.84%	1.52%^^	0.85%	46%
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$—	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%	1.51%	0.03%	60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%	1.51%^^	0.72%	116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$—	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%	1.51%^^	0.44%	120%
Class A
8/31/2020	$9.21	$(0.00)	$2.25	$2.25	$(0.05)	$—	$—	$(0.05)	$—	$11.41	24.51%	$4.3	2.29%	1.87%	(0.04)%	82%
8/31/2019	$14.77	$0.06	$(0.97)	$(0.91)	$—	$(4.65)	$—	$(4.65)	$—	$9.21	(1.40)%	$6.1	2.32%	1.88%^^	0.54%	46%
8/31/2018	$15.86	$(0.08)	$0.80	$0.72	$(0.17)	$(1.64)	$—	$(1.81)	$—	$14.77	4.02%	$10.2	2.01%	1.87%	(0.47)%	60%
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%	1.86%^^	1.38%	116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$—	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%	1.87%^^	(0.08)%	120%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class C
8/31/2020	$8.68	$(0.05)	$2.10	$2.05	$—	$—	$—	$—	$—	$10.73	23.62%	$0.2	2.95%	2.62%	(0.53)%	82%
8/31/2019	$14.31	$(0.02)	$(0.96)	$(0.98)	$—	$(4.65)	$—	$(4.65)	$—	$8.68	(2.13)%	$0.2	3.07%	2.63%^^	(0.19)%	46%
8/31/2018	$15.43	$(0.16)	$0.75	$0.59	$(0.07)	$(1.64)	$—	$(1.71)	$—	$14.31	3.26%	$0.3	2.80%	2.62%	(0.99)%	60%
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%	2.62%^^	(1.18)%	116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$—	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%	2.62%^^	(0.65)%	120%
Guardian Fund
Investor Class
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)	$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%	49%
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)	$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$—	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%	41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$—	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%	0.89%[e]	0.77%[e]	37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$—	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%	0.93%	0.58%	99%
Trust Class
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)	$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%	49%
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%
8/31/2018[g]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$—	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%	41%
8/31/2017[g]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$—	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[e]	0.60%[e]	37%
8/31/2016[g]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$—	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%	0.41%	99%
Advisor Class
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)	$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%	49%
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%
8/31/2018[g]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$—	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%	41%
8/31/2017[g]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$—	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[e]	0.51%[e]	37%
8/31/2016[g]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$—	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31%§	0.20%	99%
Institutional Class
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)	$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%	49%
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)	$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%
8/31/2018[g]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$—	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%	41%
8/31/2017[g]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$—	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[e]	0.94%[e]	37%
8/31/2016[g]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$—	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%	99%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class A
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)	$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%	49%
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%
8/31/2018[g]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$—	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%	41%
8/31/2017[g]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$—	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[e]	0.56%[e]	37%
8/31/2016[g]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$—	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%	99%
Class C
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)	$—	$22.98	34.53%	$2.3	1.81%	1.81%	(0.70)%	49%
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)	$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%
8/31/2018[g]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$—	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%	41%
8/31/2017[g]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$—	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[e]	(0.20)%[e]	37%
8/31/2016[g]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$—	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%	(0.34)%	99%
Class R3
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)	$—	$23.22	35.06%	$0.2	1.36%	1.36%§	(0.25)%	49%
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%
8/31/2018[g]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$—	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%	41%
8/31/2017[g]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$—	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[e]	0.28%[e]	37%
8/31/2016[g]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$—	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%	0.15%	99%
Class R6
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)	$—	$23.41	36.09%	$0.0	0.65%	0.65%§	0.47%	49%
Period from 3/29/2019^ to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—	$—	$18.32	9.50%*	$0.0	0.97%**	0.65%**	0.75%**	37%[c]
Integrated Large Cap Fund[l]
Institutional Class
8/31/2020	$7.71	$0.11	$1.19	$1.30	$(0.15)	$(1.61)	$—	$(1.76)	$—	$7.25	19.16%	$3.1	8.67%	0.41%	1.66%	155%
8/31/2019	$8.61	$0.06	$(0.45)	$(0.39)	$(0.07)	$(0.44)	$—	$(0.51)	$—	$7.71	(3.74)%	$3.2	7.48%	0.76%	0.78%	18%
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$(0.00)	$—	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%	0.75%	0.74%	33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$—	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%	0.65%	16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%	0.64%	41%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Integrated Large Cap Fund[l] (cont'd)
Class A
8/31/2020	$7.75	$0.09	$1.20	$1.29	$(0.12)	$(1.61)	$—	$(1.73)	$—	$7.31	18.86%	$0.3	9.15%	0.77%		1.29%	155%
8/31/2019[i]	$8.62	$0.03	$(0.45)	$(0.42)	$(0.01)	$(0.44)	$—	$(0.45)	$—	$7.75	(4.19)%	$0.3	7.96%	1.12%		0.37%	18%
8/31/2018[i]	$7.58	$0.03	$1.04	$1.07	$(0.03)	$(0.00)	$—	$(0.03)	$—	$8.62	14.17%	$0.4	6.70%	1.11%		0.41%	33%
8/31/2017[i]	$6.65	$0.01	$0.97	$0.98	$—	$(0.05)	$—	$(0.05)	$—	$7.58	14.85%	$0.3	7.74%	1.25%		0.19%	16%
8/31/2016[i]	$6.31	$0.02	$0.32	$0.34	$(0.00)	$(0.00)	$—	$(0.00)	$—	$6.65	5.46%	$0.5	9.12%	1.51%		0.31%	41%
Class C
8/31/2020	$7.70	$0.04	$1.18	$1.22	$(0.06)	$(1.61)	$—	$(1.67)	$—	$7.25	17.87%	$0.1	9.78%	1.52%		0.55%	155%
8/31/2019[i]	$8.61	$(0.03)	$(0.44)	$(0.47)	$—	$(0.44)	$—	$(0.44)	$—	$7.70	(4.84)%	$0.1	8.64%	1.87%		(0.34)%	18%
8/31/2018[i]	$7.61	$(0.04)	$1.04	$1.00	$—	$(0.00)	$—	$—	$—	$8.61	13.22%	$0.1	7.61%	1.86%		(0.40)%	33%
8/31/2017[i]	$6.73	$(0.03)	$0.96	$0.93	$—	$(0.05)	$—	$(0.05)	$—	$7.61	13.89%	$0.1	8.34%	1.98%		(0.47)%	16%
8/31/2016[i]	$6.43	$(0.03)	$0.33	$0.30	$(0.00)	$(0.00)	$—	$(0.00)	$—	$6.73	4.66%	$0.2	9.80%	2.26%		(0.45)%	41%
International Equity Fund
Investor Class
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)	$0.01	$14.04	15.39%[d]	$92.8	1.19%	1.08%		0.43%	45%
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)	$—	$12.47	(4.23)%	$93.3	1.22%	1.13%		0.87%	34%
8/31/2018[g]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%		0.74%	32%
8/31/2017[g]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$—	$(0.05)	$—	$12.58	15.97%[h]	$110.4	1.23%	0.73%[e]		1.34%[e]	27%
8/31/2016[g]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$—	$(0.05)	$—	$10.90	4.60%	$104.0	1.26%	1.08%		1.20%	30%
Trust Class
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.04	15.41%[d]	$28.7	1.23%	1.13%		0.40%	45%
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.35)%	$30.1	1.26%	1.17%		0.80%	34%
8/31/2018[g]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%		0.71%	32%
8/31/2017[g]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$—	$(0.04)	$—	$12.57	15.92%[h]	$45.7	1.27%	0.74%[e]		1.29%[e]	27%
8/31/2016[g]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$—	$(0.02)	$—	$10.88	4.59%	$48.4	1.30%	1.12%		1.15%	30%
Institutional Class
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)	$0.01	$14.06	15.74%[d]	$1,319.0	0.98%	0.85%		0.71%	45%
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)	$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%		1.08%	34%
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%	32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$—	$(0.15)	$—	$12.66	15.82%[h]	$1,449.0	1.02%	0.85	%e§	1.19%[e]	27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$—	$(0.14)	$—	$11.09	4.78%	$1,184.3	1.03%	0.85	%§	1.46%	30%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Class A
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.03	15.27%[d]	$55.8	1.34%	1.21%	0.30%	45%
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%	34%
8/31/2018[g]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%	0.63%	32%
8/31/2017[g]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21%§	0.65%[e]	27%
8/31/2016[g]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$—	$(0.03)	$—	$10.91	4.48%	$104.9	1.40%	1.21%	1.05%	30%
Class C
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)	$0.01	$13.94	14.41%[d]	$7.4	2.09%	1.96%	(0.47)%	45%
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)	$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%	34%
8/31/2018[g]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$—	$13.09	4.05%	$14.3	2.11%	1.96%	(0.06)%	32%
8/31/2017[g]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$—	$12.58	14.48%	$13.2	2.14%	1.96%§	0.04%[e]	27%
8/31/2016[g]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$—	$10.99	3.70%	$14.7	2.16%	1.96%	0.37%	30%
Class R6
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)	$0.01	$14.08	15.91%[d]	$76.1	0.88%	0.75%	0.77%	45%
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)	$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%	34%
8/31/2018[g]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$—	$(0.14)	$—	$13.20	5.26%	$74.3	0.92%	0.78%	1.15%	32%
8/31/2017[g]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.67	15.85%	$134.6	0.94%	0.77%	1.31%[e]	27%
8/31/2016[g]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$—	$(0.15)	$—	$11.11	5.02%	$46.7	0.96%	0.78%	1.49%	30%
International Select Fund
Trust Class
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%	33%
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%	32%
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$—	$(0.10)	$—	$12.97	5.17%	$8.0	1.38%	1.16%	0.74%	44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%	0.90%	27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$—	$(0.09)	$—	$10.88	3.65%	$7.8	1.39%	1.25%	1.06%	22%
Institutional Class
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)	$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%	33%
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)	$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$—	$(0.14)	$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%	44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%	27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%	22%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class A
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.80	16.22%	$3.2	1.31%		1.16%		0.36%		33%
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.21	(3.58)%	$3.2	1.35%		1.16%		0.85%		32%
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%		1.17%		0.63%		44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%		1.19%		0.87%		27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%		1.24%		1.25%		22%
Class C
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)	$—	$13.54	15.37%	$0.9	2.06%		1.91%		(0.34)%		33%
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)	$—	$11.99	(4.32)%	$1.5	2.09%		1.91%		0.10%		32%
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%		1.92%		(0.02)%		44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%		1.94%		0.16%		27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%		2.00%		0.39%		22%
Class R3
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)	$—	$13.67	15.93%	$2.2	1.57%		1.41%		0.18%		33%
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)	$—	$12.10	(3.81)%	$2.3	1.60%		1.41%		0.66%		32%
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%		1.42%		0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%		1.44%		0.70%		27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%		1.51%		0.95%		22%
Class R6
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)	$—	$13.90	16.77%	$1.9	0.84%		0.70%		0.28%		33%
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)	$—	$12.29	(3.11)%	$29.6	0.87%		0.71%		1.88%		32%
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%		0.74%		1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[c]
International Small Cap Fund
Institutional Class
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)	$—	$13.86	23.84%	$1.4	5.81%		1.05	%^^	0.14%		14%
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)	$—	$11.28	(11.26)%	$5.3	6.24%		1.05%		1.00%		32%
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$—	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund (cont'd)
Class A
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)	$—	$13.82	23.41%	$0.2	6.40%		1.42	%^^	(0.23)%		14%
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)	$—	$11.24	(11.49)%	$0.1	6.77%		1.41%		0.54%		32%
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$—	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*
Class C
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—	$—	$13.55	22.51%	$0.1	6.93%		2.17	%^^	(0.97)%		14%
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)	$—	$11.06	(12.22)%	$0.1	7.38%		2.16%		(0.10)%		32%
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$—	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)	$—	$13.88	24.01%	$0.3	5.71%		0.96	%^^	0.24%		14%
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)	$—	$11.29	(11.13)%	$0.2	6.16%		0.96%		1.09%		32%
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$—	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
8/31/2020	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)	$—	$15.13	7.36%	$555.2	1.05%		1.00%		(0.29)%		19%
8/31/2019	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)	$—	$14.50	(10.83)%	$574.1	1.05%		1.01%		(0.20)%		22%
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$—	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$—	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$—	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
Class A
8/31/2020	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)	$—	$15.02	7.04%	$21.0	1.43%		1.36%		(0.65)%		19%
8/31/2019[i]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)	$—	$14.44	(11.18)%	$19.7	1.44%		1.37%		(0.56)%		22%
8/31/2018[i]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$—	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%		1.36%		(0.73)%		25%
8/31/2017[i]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$—	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%		1.36%		(0.68)%		26%
8/31/2016[i]	$14.54	$(0.10)	$0.43	$0.33	$—	$(0.72)	$—	$(0.72)	$—	$14.15	2.58%	$44.5	1.48%		1.36%		(0.72)%		17%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class C
8/31/2020	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)	$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%		19%
8/31/2019[i]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)	$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%		22%
8/31/2018[i]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$—	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%		25%
8/31/2017[i]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$—	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%	(1.45)%		26%
8/31/2016[i]	$14.97	$(0.20)	$0.43	$0.23	$—	$(0.78)	$—	$(0.78)	$—	$14.42	1.85%	$25.2	2.20%	2.11%	(1.47)%		17%
Class R6
8/31/2020	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)	$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%		19%
Period from 1/18/2019^ to 8/31/2019	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$—	$14.52	2.11%*	$0.2	1.00%**	0.91%**	(0.10	)%**	22%[c]
Large Cap Value Fund
Investor Class
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)	$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%		157%
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)	$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%		109%[k]
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$—	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$—	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[e]	1.31%[e]		74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$—	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%		126%
Trust Class
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)	$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%		157%
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)	$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%		109%[k]
8/31/2018[f]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$—	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%		153%
8/31/2017[f]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$—	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[e]	1.16%[e]		74%
8/31/2016[f]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$—	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%	1.03%		126%
Advisor Class
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)	$—	$30.40	2.90%	$99.7	1.18%	1.18%	1.66%		157%
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)	$—	$30.60	5.90%	$114.8	1.19%	1.19%	1.58%		109%[k]
8/31/2018[f]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$—	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%	1.11%		153%
8/31/2017[f]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$—	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[e]	0.98%[e]		74%
8/31/2016[f]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$—	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%	0.88%		126%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Institutional Class
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)	$—	$30.38	3.42%	$365.3	0.68%	0.68%		2.15%	157%
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)	$—	$30.57	6.41%	$339.6	0.69%	0.69%		2.17%	109%[k]
8/31/2018[f]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$—	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[f]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$—	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%e§	1.50%[e]	74%
8/31/2016[f]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$—	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
Class A
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)	$—	$30.39	3.03%	$23.4	1.05%	1.05%		1.73%	157%
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)	$—	$30.59	5.99%	$52.5	1.08%	1.08%		1.89%	109%[k]
8/31/2018[f]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$—	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[f]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$—	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[e]		1.11%[e]	74%
8/31/2016[f]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$—	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
Class C
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)	$—	$30.30	2.27%	$14.7	1.81%	1.81%		1.04%	157%
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)	$—	$30.61	5.24%	$19.7	1.82%	1.82%		1.08%	109%[k]
8/31/2018[f]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$—	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[f]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$—	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[e]		0.36%[e]	74%
8/31/2016[f]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$—	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%	126%
Class R3
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)	$—	$30.42	2.74%	$0.6	1.34%	1.34	%§	1.51%	157%
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)	$—	$30.62	5.74%	$0.7	1.37%	1.37	%§	1.42%	109%[k]
8/31/2018[f]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$—	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%		1.00%	153%
8/31/2017[f]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$—	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[e]		0.90%[e]	74%
8/31/2016[f]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$—	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%		0.75%	126%
Class R6
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)	$—	$30.41	3.54%	$91.4	0.59%	0.59	%§	2.19%	157%
Period from 1/18/2019^ to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—	$—	$30.59	8.51%*	$0.3	0.67%**	0.61	%**	2.39%**	109	%ck
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
8/31/2020	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)	$—	$18.45	21.95%	$570.7	0.88%	0.88%		(0.39)%	55%
8/31/2019	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)	$—	$15.96	4.84%	$513.3	0.90%	0.90%		(0.31)%	48%
8/31/2018[f]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$—	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%		(0.25)%	50%
8/31/2017[f]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$—	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[e]		(0.28)%[e]	47%
8/31/2016[f]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$—	$(1.15)	$0.01	$13.25	(1.70)%[d]	$415.1	0.95%	0.95%		(0.34)%	63%
Trust Class
8/31/2020	$15.94	$(0.07)	$3.39	$3.32	$—	$(0.85)	$—	$(0.85)	$—	$18.41	21.85%	$85.7	0.94%	0.94%		(0.46)%	55%
8/31/2019	$16.98	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)	$—	$15.94	4.78%	$77.7	0.95%	0.95%		(0.37)%	48%
8/31/2018[f]	$14.62	$(0.05)	$3.73	$3.68	$—	$(1.32)	$—	$(1.32)	$—	$16.98	26.65%	$77.6	0.95%	0.95%		(0.30)%	50%
8/31/2017[f]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$—	$(0.36)	$—	$14.62	15.75%[h]	$52.0	0.97%	0.97%[e]		(0.34)%[e]	47%
8/31/2016[f]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$—	$(0.65)	$0.02	$12.98	(1.77)%[d]	$66.7	0.98%	0.98%		(0.37)%	63%
Advisor Class
8/31/2020	$15.86	$(0.11)	$3.37	$3.26	$—	$(0.85)	$—	$(0.85)	$—	$18.27	21.57%	$10.3	1.20%	1.20%		(0.70)%	55%
8/31/2019	$16.94	$(0.09)	$0.46	$0.37	$—	$(1.45)	$—	$(1.45)	$—	$15.86	4.53%	$12.0	1.21%	1.21%		(0.62)%	48%
8/31/2018[f]	$14.62	$(0.09)	$3.73	$3.64	$—	$(1.32)	$—	$(1.32)	$—	$16.94	26.32%	$15.4	1.21%	1.21%		(0.56)%	50%
8/31/2017[f]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$—	$(0.36)	$—	$14.62	15.47%[h]	$12.4	1.23%	1.23%[e]		(0.60)%[e]	47%
8/31/2016[f]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$—	$(0.64)	$0.01	$13.01	(2.04)%[d]	$11.5	1.24%	1.24%		(0.63)%	63%
Institutional Class
8/31/2020	$16.02	$(0.03)	$3.41	$3.38	$—	$(0.85)	$—	$(0.85)	$—	$18.55	22.12%	$347.4	0.70%	0.70%		(0.22)%	55%
8/31/2019	$17.01	$(0.02)	$0.48	$0.46	$—	$(1.45)	$—	$(1.45)	$—	$16.02	5.09%	$273.4	0.70%	0.70%		(0.11)%	48%
8/31/2018	$14.61	$(0.01)	$3.73	$3.72	$—	$(1.32)	$—	$(1.32)	$—	$17.01	26.93%	$353.7	0.70%	0.70%		(0.05)%	50%
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$—	$(0.62)	$—	$14.61	16.03%[h]	$321.5	0.72%	0.72%[e]		(0.09)%[e]	47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$—	$(1.12)	$0.02	$13.20	(1.52)%[d]	$307.6	0.75%	0.75	%§	(0.14)%	63%
Class A
8/31/2020	$15.90	$(0.09)	$3.38	$3.29	$—	$(0.85)	$—	$(0.85)	$—	$18.34	21.70%	$36.0	1.06%	1.06%		(0.57)%	55%
8/31/2019	$16.96	$(0.07)	$0.46	$0.39	$—	$(1.45)	$—	$(1.45)	$—	$15.90	4.65%	$33.0	1.07%	1.07%		(0.47)%	48%
8/31/2018[f]	$14.62	$(0.07)	$3.73	$3.66	$—	$(1.32)	$—	$(1.32)	$—	$16.96	26.48%	$52.1	1.07%	1.07%		(0.42)%	50%
8/31/2017[f]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$—	$(0.36)	$—	$14.62	15.58%[h]	$54.4	1.11%	1.11	%e§	(0.49)%[e]	47%
8/31/2016[f]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$—	$(0.66)	$0.02	$13.00	(1.91)%[d]	$76.9	1.11%	1.11	%§	(0.51)%	63%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class C
8/31/2020	$15.67	$(0.20)	$3.30	$3.10	$—	$(0.85)	$—	$(0.85)	$—	$17.92	20.77%	$11.3	1.81%	1.81%		(1.32)%	55%
8/31/2019	$16.85	$(0.18)	$0.45	$0.27	$—	$(1.45)	$—	$(1.45)	$—	$15.67	3.91%	$10.8	1.82%	1.82%		(1.24)%	48%
8/31/2018[f]	$14.64	$(0.19)	$3.72	$3.53	$—	$(1.32)	$—	$(1.32)	$—	$16.85	25.49%	$11.6	1.85%	1.85	%§	(1.20)%	50%
8/31/2017[f]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$—	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%	47%
8/31/2016[f]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$—	$(0.67)	$0.01	$13.13	(2.62)%[d]	$10.9	1.88%	1.86%		(1.24)%	63%
Class R3
8/31/2020	$15.82	$(0.12)	$3.34	$3.22	$—	$(0.85)	$—	$(0.85)	$—	$18.19	21.36%	$13.7	1.31%	1.31%		(0.77)%	55%
8/31/2019	$16.92	$(0.12)	$0.47	$0.35	$—	$(1.45)	$—	$(1.45)	$—	$15.82	4.41%	$56.4	1.33%	1.33	%§	(0.79)%	48%
8/31/2018[f]	$14.63	$(0.11)	$3.72	$3.61	$—	$(1.32)	$—	$(1.32)	$—	$16.92	26.11%	$15.6	1.36%	1.36	%§	(0.71)%	50%
8/31/2017[f]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$—	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%	47%
8/31/2016[f]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$—	$(0.64)	$0.01	$13.04	(2.12)%[d]	$13.7	1.38%	1.36%		(0.74)%	63%
Class R6
8/31/2020	$16.05	$(0.02)	$3.43	$3.41	$—	$(0.85)	$—	$(0.85)	$—	$18.61	22.27%	$524.1	0.60%	0.60%		(0.11)%	55%
8/31/2019	$17.02	$(0.00)	$0.48	$0.48	$—	$(1.45)	$—	$(1.45)	$—	$16.05	5.20%	$461.1	0.61%	0.61%		(0.03)%	48%
8/31/2018[f]	$14.61	$0.00	$3.73	$3.73	$—	$(1.32)	$—	$(1.32)	$—	$17.02	26.99%	$433.5	0.63%	0.63%		0.02%	50%
8/31/2017[f]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$—	$(0.62)	$—	$14.61	16.13%[h]	$262.4	0.65%	0.65%[e]		(0.02)%[e]	47%
8/31/2016[f]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$—	$(1.12)	$0.01	$13.19	(1.44)%[d]	$193.7	0.66%	0.66%		(0.02)%	63%
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2020	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)	$—	$16.03	(16.10)%	$23.0	1.37%	1.11%		1.26%	16%
8/31/2019[i]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)	$—	$19.32	(12.97)%	$34.5	1.27%	1.17%		0.93%	56%
8/31/2018[i]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$—	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%		0.49%	36%
8/31/2017[i]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$—	$(0.12)	$—	$23.02	17.19%[h]	$40.3	1.25%	1.01%[e]		1.06%[e]	31%
8/31/2016[i]	$21.03	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$—	$(2.23)	$—	$19.75	5.85%	$37.9	1.30%	1.15%		0.86%	29%
Trust Class
8/31/2020	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)	$—	$16.02	(16.26)%	$4.9	1.53%	1.26%		1.12%	16%
8/31/2019[i]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$8.0	1.42%	1.27%		0.82%	56%
8/31/2018[i]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$—	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%	36%
8/31/2017[i]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$—	$(0.13)	$—	$23.35	16.85%[h]	$10.9	1.43%	1.25	%§e	0.82%[e]	31%
8/31/2016[i]	$21.92	$0.15	$0.79	$0.94	$(0.12)	$(2.64)	$—	$(2.76)	$—	$20.10	5.80%	$10.3	1.48%	1.25%		0.77%	29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Institutional Class
8/31/2020	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)	$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%	16%
8/31/2019	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)	$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%	56%
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$—	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%	0.81%	36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[e]	1.19%[e]	31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$—	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%	1.18%	29%
Class A
8/31/2020	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)	$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%	16%
8/31/2019[i]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%
8/31/2018[i]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$—	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%	0.46%	36%
8/31/2017[i]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$—	$(0.14)	$—	$23.34	16.95%[h]	$8.6	1.43%	1.21%[e]	0.89%[e]	31%
8/31/2016[i]	$21.93	$0.16	$0.77	$0.93	$(0.14)	$(2.64)	$—	$(2.78)	$—	$20.08	5.76%	$13.3	1.49%	1.21%	0.81%	29%
Class C
8/31/2020	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)	$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%	16%
8/31/2019[i]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)	$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%
8/31/2018[i]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$—	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%	36%
8/31/2017[i]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$—	$(0.08)	$—	$23.47	16.09%[h]	$2.5	2.18%	1.96%[e]	0.15%[e]	31%
8/31/2016[i]	$22.30	$0.01	$0.78	$0.79	$(0.08)	$(2.72)	$—	$(2.80)	$—	$20.29	5.01%	$3.7	2.23%	1.96%	0.05%	29%
Class R3
8/31/2020	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)	$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%	16%
8/31/2019[i]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)	$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%
8/31/2018[i]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$—	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%	36%
8/31/2017[i]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%	0.63%	31%
8/31/2016[i]	$22.03	$0.11	$0.77	$0.88	$(0.11)	$(2.65)	$—	$(2.76)	$—	$20.15	5.54%	$1.4	1.75%	1.46%	0.56%	29%
Class R6
8/31/2020	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)	$—	$16.03	(15.79)%	$0.0	1.02%	0.76%§	1.62%	16%
Period from 3/29/2019^ to 8/31/2019	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—	$—	$19.32	(5.76)%*	$0.0	1.44%**	0.78%**	1.14%**	56%[c]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund
Institutional Class
8/31/2020	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)	$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%	27%
8/31/2019	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)	$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$—	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$—	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[e]	0.68%[e]	23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$—	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%	18%
Class A
8/31/2020	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)	$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%	27%
8/31/2019[i]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)	$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%
8/31/2018[i]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$—	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%	23%
8/31/2017[i]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$—	$(0.52)	$—	$18.69	19.85%[h]	$53.5	1.10%	1.10%[e]	0.32%[e]	23%
8/31/2016[i]	$15.31	$0.09	$1.18	$1.27	$(0.08)	$(0.41)	$—	$(0.49)	$—	$16.09	8.53%	$73.0	1.11%	1.11%	0.62%	18%
Class C
8/31/2020	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)	$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%	27%
8/31/2019[i]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)	$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%
8/31/2018[i]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$—	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%	23%
8/31/2017[i]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$—	$(0.48)	$—	$18.87	18.95%[h]	$40.7	1.84%	1.84%[e]	(0.40)%[e]	23%
8/31/2016[i]	$15.58	$(0.02)	$1.19	$1.17	$(0.01)	$(0.43)	$—	$(0.44)	$—	$16.31	7.73%	$39.6	1.85%	1.85%	(0.11)%	18%
Real Estate Fund
Trust Class
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)	$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)	$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$—	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$—	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%	45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$—	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%	49%
Institutional Class
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)	$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)	$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$—	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$—	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$—	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class A
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)	$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)	$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$—	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$—	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$—	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
Class C
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)	$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)	$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$—	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$—	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$—	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
Class R3
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)	$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%	26%
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)	$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$—	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$—	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$—	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%	49%
Class R6
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)	$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%	26%
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)	$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$—	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$—	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%	45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$—	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%	49%
Small Cap Growth Fund
Investor Class
8/31/2020	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)	$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%	128%
8/31/2019	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)	$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$—	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%	217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[e]	(0.86)%[e]	215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$—	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%	164%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Trust Class
8/31/2020	$37.75	$(0.34)	$8.78	$8.44	$—	$(1.54)	$—	$(1.54)	$—	$44.65	23.04%	$4.6	1.54%	1.29%	(0.89)%	128%
8/31/2019	$44.91	$(0.34)	$0.30	$(0.04)	$—	$(7.12)	$—	$(7.12)	$—	$37.75	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%
8/31/2018[g]	$32.88	$(0.43)	$12.93	$12.50	$—	$(0.47)	$—	$(0.47)	$—	$44.91	38.45%	$4.4	1.86%	1.37%	(1.13)%	217%
8/31/2017[g]	$27.01	$(0.30)	$6.17	$5.87	$—	$—	$—	$—	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%	215%
8/31/2016[g]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$—	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%	164%
Advisor Class
8/31/2020	$37.64	$(0.39)	$8.74	$8.35	$—	$(1.54)	$—	$(1.54)	$—	$44.45	22.86%	$3.2	1.70%	1.44%	(1.04)%	128%
8/31/2019	$44.87	$(0.40)	$0.29	$(0.11)	$—	$(7.12)	$—	$(7.12)	$—	$37.64	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%
8/31/2018[g]	$33.15	$(0.48)	$12.94	$12.46	$—	$(0.74)	$—	$(0.74)	$—	$44.87	38.26%	$2.5	2.03%	1.51%	(1.27)%	217%
8/31/2017[g]	$27.27	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$—	$33.15	21.58%[h]	$1.7	2.05%	1.51%[e]	(1.18)%[e]	215%
8/31/2016[g]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$—	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%	164%
Institutional Class
8/31/2020	$38.06	$(0.20)	$8.89	$8.69	$—	$(1.54)	$—	$(1.54)	$—	$45.21	23.52%	$158.1	1.18%	0.90%	(0.51)%	128%
8/31/2019	$45.06	$(0.17)	$0.29	$0.12	$—	$(7.12)	$—	$(7.12)	$—	$38.06	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%
8/31/2018[g]	$32.85	$(0.25)	$12.95	$12.70	$—	$(0.49)	$—	$(0.49)	$—	$45.06	39.12%	$16.4	1.50%	0.90%	(0.66)%	217%
8/31/2017[g]	$26.86	$(0.17)	$6.16	$5.99	$—	$—	$—	$—	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%	215%
8/31/2016[g]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$—	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%	164%
Class A
8/31/2020	$37.80	$(0.32)	$8.79	$8.47	$—	$(1.54)	$—	$(1.54)	$—	$44.73	23.09%	$23.3	1.60%	1.26%	(0.86)%	128%
8/31/2019	$44.95	$(0.29)	$0.26	$(0.03)	$—	$(7.12)	$—	$(7.12)	$—	$37.80	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%
8/31/2018[g]	$32.87	$(0.39)	$12.93	$12.54	$—	$(0.46)	$—	$(0.46)	$—	$44.95	38.60%	$5.3	1.88%	1.26%	(1.02)%	217%
8/31/2017[g]	$26.97	$(0.27)	$6.17	$5.90	$—	$—	$—	$—	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%	215%
8/31/2016[g]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$—	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%	164%
Class C
8/31/2020	$37.25	$(0.60)	$8.62	$8.02	$—	$(1.54)	$—	$(1.54)	$—	$43.73	22.19%	$4.6	2.30%	2.01%	(1.61)%	128%
8/31/2019	$44.72	$(0.61)	$0.26	$(0.35)	$—	$(7.12)	$—	$(7.12)	$—	$37.25	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%
8/31/2018[g]	$33.24	$(0.67)	$12.92	$12.25	$—	$(0.77)	$—	$(0.77)	$—	$44.72	37.56%	$3.1	2.62%	2.01%	(1.77)%	217%
8/31/2017[g]	$27.47	$(0.50)	$6.27	$5.77	$—	$—	$—	$—	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%	215%
8/31/2016[g]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$—	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%	164%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class R3
8/31/2020	$37.61	$(0.42)	$8.74	$8.32	$—	$(1.54)	$—	$(1.54)	$—	$44.39	22.80%	$3.7	1.86%	1.51%	(1.11)%	128%
8/31/2019	$44.87	$(0.42)	$0.28	$(0.14)	$—	$(7.12)	$—	$(7.12)	$—	$37.61	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%
8/31/2018[g]	$33.14	$(0.48)	$12.95	$12.47	$—	$(0.74)	$—	$(0.74)	$—	$44.87	38.29%	$2.2	2.17%	1.51%	(1.27)%	217%
8/31/2017[g]	$27.26	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%	215%
8/31/2016[g]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$—	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%	164%
Class R6
8/31/2020	$38.10	$(0.15)	$8.90	$8.75	$—	$(1.54)	$—	$(1.54)	$—	$45.31	23.65%	$37.2	1.08%	0.80%	(0.40)%	128%
Period from 9/7/2018^ to 8/31/2019	$44.27	$0.06	$0.89	$0.95	$—	$(7.12)	$—	$(7.12)	$—	$38.10	6.35%*	$21.0	1.15%**	0.81%**	0.15%**	161%[c]
Sustainable Equity Fund
Investor Class
8/31/2020	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)	$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%	21%
8/31/2019	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)	$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%
8/31/2018[f]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%	12%
8/31/2017[f]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$—	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[e]	0.66%[e]	26%
8/31/2016[f]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$—	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%	25%
Trust Class
8/31/2020	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)	$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%	21%
8/31/2019	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%	12%
8/31/2017[f]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$—	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[e]	0.51%[e]	26%
8/31/2016[f]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$—	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%	25%
Institutional Class
8/31/2020	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)	$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%	21%
8/31/2019	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)	$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$—	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$—	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[e]	0.84%[e]	26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$—	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class A
8/31/2020	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)	$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%	21%
8/31/2019	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%	20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%	12%
8/31/2017[f]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$—	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%	1.03%[e]	0.48%[e]	26%
8/31/2016[f]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$—	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%	25%
Class C
8/31/2020	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)	$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%	21%
8/31/2019	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)	$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%	20%
8/31/2018[f]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$—	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%	12%
8/31/2017[f]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$—	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%	1.78%[e]	(0.27)%[e]	26%
8/31/2016[f]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$—	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%	25%
Class R3
8/31/2020	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)	$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%	21%
8/31/2019	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)	$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%
8/31/2018[f]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$—	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%
8/31/2017[f]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$—	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%	1.28%[e]	0.21%[e]	26%
8/31/2016[f]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$—	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%	25%
Class R6
8/31/2020	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)	$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%	21%
8/31/2019	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)	$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%
8/31/2018[f]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$—	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%
8/31/2017[f]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$—	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%	0.59%[e]	0.91%[e]	26%
8/31/2016[f]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$—	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%	0.96%	25%
See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds had not received refunds, plus interest, from State Street noted in (h) below for custodian out-of-pocket expenses previously paid during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Emerging Markets Equity Institutional Class	1.24%	1.25%	—	—	—
Emerging Markets Equity Class R6	1.11%	1.15%	—	—	—
Focus Institutional Class	—	—	0.75%	—	—
Genesis Institutional Class	—	—	—	0.84%	0.85%
Genesis Class R6	0.74%	—	—	0.77%	0.78%
Guardian Advisor Class	—	—	—	—	1.26%
Guardian Class R3	1.31%	—	—	—	—
Guardian Class R6	0.56%	—	—	—	—
International Equity Institutional Class	—	—	—	0.84%	0.85%
International Equity Class A	—	—	—	1.20%	—
International Equity Class C	—	—	—	1.96%	—
Large Cap Value Institutional Class	—	—	0.70%	0.69%	—
Large Cap Value Class R3	1.33%	1.33%	—	—	—
Large Cap Value Class R6	0.59%	—	—	—	—
Mid Cap Growth Institutional Class	—	—	—	—	0.73%
Mid Cap Growth Class A	—	—	—	1.09%	1.10%
Mid Cap Growth Class C	—	—	1.82%	1.86%	—
Mid Cap Growth Class R3	—	1.33%	1.34%	—	—
Mid Cap Intrinsic Value Trust Class	—	—	—	1.24%	—
Mid Cap Intrinsic Value Class R6	0.74%	—	—	—	—

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019, 2017 and 2016) and International Small Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Greater China Equity

Notes to Financial Highlights Equity Funds (cont'd)

and International Select not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Greater China Equity Institutional Class	—	1.50%	—	1.50%	1.51%
Greater China Equity Class A	—	1.86%	—	1.86%	1.87%
Greater China Equity Class C	—	2.61%	—	2.61%	2.62%
International Small Cap Institutional Class	1.05%	—	—	—	—
International Small Cap Class A	1.42%	—	—	—	—
International Small Cap Class C	2.17%	—	—	—	—
International Small Cap Class R6	0.96%	—	—	—	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended August 31, 2020. Except for the Fund classes listed below, the class action proceeds received in 2019, 2018, 2017 and/or 2016, if any, had no impact on the Funds' total returns for the years ended August 31, 2019, 2018, 2017 and/or 2016. Had the Fund classes listed below not received class action proceeds in 2019, 2018, 2017 and/or 2016, total return based on per share NAV for the years ended August 31, 2019, 2018, 2017 and/or 2016 would have been:

	Year Ended August 31,
	2019	2018	2017	2016
Large Cap Value Investor Class	6.21%	—	—	—
Large Cap Value Trust Class	6.00%	—	—	—
Large Cap Value Advisor Class	5.86%	—	—	—
Mid Cap Intrinsic Value Class A	—	—	16.89%	—
Small Cap Growth Investor Class	3.98%	—	21.91%	(3.27)%
Small Cap Growth Trust Class	3.90%	—	21.68%	(3.40)%
Small Cap Growth Advisor Class	3.73%	—	21.47%	(3.50)%
Small Cap Growth Institutional Class	4.35%	—	22.23%	(2.99)%
Small Cap Growth Class A	3.98%	—	21.81%	(3.31)%
Small Cap Growth Class C	3.11%	—	20.94%	(4.02)%
Small Cap Growth Class R3	3.62%	—	21.47%	(3.54)%

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2017, for International Select and for the year ended August 31, 2019, for Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth.

Notes to Financial Highlights Equity Funds (cont'd)

d  Had International Equity not received the voluntary contribution in 2020 and had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the year ended August 31, 2020 for International Equity, and for the year ended August 31, 2016 for Mid Cap Growth, would have been:

	Year Ended August 31,
	2020	2016
International Equity Investor Class	15.31%	—
International Equity Trust Class	15.33%	—
International Equity Institutional Class	15.66%	—
International Equity Class A	15.19%	—
International Equity Class C	14.33%	—
International Equity Class R6	15.83%	—
Mid Cap Growth Investor Class	—	(1.78)%
Mid Cap Growth Trust Class	—	(1.90)%
Mid Cap Growth Advisor Class	—	(2.13)%
Mid Cap Growth Institutional Class	—	(1.66)%
Mid Cap Growth Class A	—	(2.04)%
Mid Cap Growth Class C	—	(2.66)%
Mid Cap Growth Class R3	—	(2.21)%
Mid Cap Growth Class R6	—	(1.51)%

e  The custodian expenses refund noted in (h) below is non-recurring and is included in these ratios. Had certain Funds not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%

Notes to Financial Highlights Equity Funds (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%

Notes to Financial Highlights Equity Funds (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

f  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

h  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to those Funds certain expenses, plus interest, determined to be payable to the Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017. Except for the Fund classes listed below, these amounts had no impact on the Fund's total return for the year ended August 31, 2017. Had the below Funds not received the refund, the total return based on per share NAV would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

i  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

j  The voluntary contributions received in 2017 had no impact on the Funds' total returns for Equity Income and Focus for the year ended August 31, 2017.

k  After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

l  Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Integrated Large Cap and also made other changes as described in Note A of the Notes to Financial Statements. Please refer to Note A of Notes to Financial Statements for additional, important information.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman Integrated Large Cap Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman Integrated Large Cap Fund (formerly, Neuberger Berman Global Equity Fund), Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, and Neuberger Berman Real Estate Fund (collectively referred to as the "Funds") (fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust")), including the schedules of investments, as of August 31, 2020 and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fourteen of the series constituting Neuberger Berman Equity Funds) at August 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting Neuberger Berman Equity Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Neuberger Berman Dividend Growth Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period from December 15, 2015 (commencement of operations) through August 31, 2016
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman Integrated Large Cap Fund (formerly, Neuberger Berman Global Equity Fund)
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020
Neuberger Berman International Small Cap Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the three years in the period ended August 31, 2020 and the period from December 8, 2016 (commencement of operations) through August 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
October 19, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund (the "Funds"), each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 19, 2020

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Suites 4007-4008, 40/F
One Exchange Square
8 Connaught Place
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds' liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds' investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Funds' investment strategy, the characteristics of the Funds' shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through March 31, 2020. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

In addition, the Program Administrator provided the Board with supplemental information on the Program's operations for a more recent period due to the market volatility created by the COVID-19 pandemic. During the period affected by the COVID-19 pandemic, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate to its shareholder base and historical redemption activity.

Notice to Shareholders

For the fiscal year ended August 31, 2020, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income. Complete information regarding each Fund's Qualified Dividend Income distributions during the calendar year 2020 will be reported in conjunction with Form 1099-DIV.

Fund	Capital Gains Distributions	Qualified Dividend Income
Dividend Growth	$—	$1,178,040
Emerging Markets Equity	—	37,060,450
Equity Income	47,073,540	37,780,158
Focus	72,109,717	7,005,314
Genesis	636,317,187	99,907,046
Global Real Estate	70,357	83,614
Greater China Equity	—	1,192,576
Guardian	50,608,105	13,762,204
Integrated Large Cap	745,427	69,106
International Equity	51,434,001	32,478,546
International Select	2,566,009	2,599,946
International Small Cap	—	74,342
Intrinsic Value	18,526,615	3,524,379
Large Cap Value(a)	40,587,809	49,209,383
Mid Cap Growth	84,534,273	6,465,752
Mid Cap Intrinsic Value	—	1,413,757
Multi-Cap Opportunities	283,489,185	12,181,091
Real Estate(a)	22,661,739	12,299,279
Small Cap Growth	3,061,845	784,975
Sustainable Equity	161,490,891	24,652,423

(a)  Section 1250 gain distribution of $46,082 and $76,913 for Large Cap Value and Real Estate, respectively.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/20

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Real Estate, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, International Small Cap, Large Cap Value, and Real Estate Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $663,644 and $646,626 for the fiscal years ended 2019 and 2020, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $122,400 and $128,400 for the fiscal years ended 2019 and 2020, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $165,820 and $261,900 for the fiscal years ended 2019 and 2020, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $32,500 and $0 for the fiscal years ended 2019 and 2020, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $165,820 and $261,900 for the fiscal years ended 2019 and 2020, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $32,500 and $0 for the fiscal years ended 2019 and 2020, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.